UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I
(Exact name of registrant as specified in charter)

522 Fifth Avenue
New York, NY 10036
(Address of principal executive offices) (Zip code)

Stephen M. Benham
522 Fifth Avenue
New York, NY 10036
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2005 to February 28, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED FEBRUARY 28, 2006 (UNAUDITED)

JPMorgan Funds
Income Funds
JPMorgan Bond Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Enhanced Income Fund
JPMorgan Global Strategic Income Fund
JPMorgan Real Return Fund
JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II

CONTENTS

President’s Letter	1
Fund Commentaries:
Bond Fund	2
Emerging Markets Debt Fund	4
Enhanced Income Fund	6
Global Strategic Income Fund	8
Real Return Fund	10
Short Term Bond Fund	12
Short Term Bond Fund II	14
Schedules of Portfolio Investments	16
Financial Statements	76
Financial Highlights	94
Notes to Financial Statements	110
Trustees	120
Officers	122
Schedule of Shareholder Expenses	123
Board Approval of Investment Advisory Agreement	126

HIGHLIGHTS

•	Economic growth remains healthy

•	Federal Reserve maintains campaign

•	Environment promotes lackluster returns

•	Growth may slow

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Income Funds for the period ended February 28, 2006. Inside you’ll find in-depth information on some of our fixed income funds along with an update from the portfolio management team.

“Although we are impressed by the strength of the economy so far in 2006, we must discount somewhat the strength of the first two months of the year.”

Economic growth remains healthy

Although rising interest rates and higher energy prices had a slowing effect on economic growth, the U.S. economy continued to exhibit positive growth. For example, in the third and fourth calendar quarters of 2005, gross domestic products (GDP) growth was 4.1% and 1.6%, respectively, with the fourth-quarter slowdown reflecting a cutback in spending across the board.

In addition, the labor market continued to gain momentum, as the effects from 2005’s devastating hurricane season dwindled and mild winter weather helped boost employment figures.

Despite rising energy prices, fears of widespread price increases subsided as the period progressed. Core inflation increased only 2.2% in calendar 2005, and the 12-month inflation rate as of February 28, 2006, remained muted at 2.1%.

Federal Reserve maintains campaign

Throughout the period, the Federal Reserve (Fed) continued to raise its target rate for overnight lending at a steady and “measured” pace. The federal funds rate began the period at 3.50% and ended it at 4.50%.

Concerns about higher interest rates have tempered enthusiasm about U.S. economic growth. Although inflation remains well-contained, robust growth figures have many investors convinced the Fed will raise the federal funds rate another 50 basis points to 5.00% by mid-2006.

Environment promotes lackluster returns

Following the Fed’s lead, short-term market rates continued to move higher throughout the eight-month timeframe. Longer-term interest rates increased as well, but at a much slower pace. The yield on the 30-year Treasury increased from 4.19% to 4.51%. As a result, the yield curve’s flattening trend continued, with the segment between two and 10 years inverting slightly.

Overall, performance in the bond market remained lethargic. A bright spot was the high-yield market. Encouraged by strong corporate profits, stellar equity market returns and declining default rates, the high-yield market posted solid gains for the period.

Growth may slow

Although we are impressed by the strength of the economy so far in 2006, we must discount somewhat the strength of the first two months of the year. January weather was among the warmest on record, and recent data likely overstate the general pace of activity.

Another strong, unexpected surge in energy prices and a monetary policy miscalculation (in either direction) by the Fed present risks to a favorable outlook. With respect to Fed tightening, we are impressed with the early signals in Federal Reserve Chairman Ben Bernanke’s tenure, and we believe the Fed will try to be responsive to the fluctuations in incoming data.

Indeed, these risks increase the likelihood that 2006 will be a choppy year for corporate profits and economic data, which also have to prove they can withstand higher short term interest rates and the pending housing slowdown.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   1

JPMorgan Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	7/26/93
Fiscal Year-End	August 31
Net Asset as of 2/28/06 (In Thousands)	$1,431,009
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AA
Duration	4.43 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Bond Fund, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity, returned 0.43% (Institutional Class Shares) for the six-month period ended February 28, 2006.* This compares to the (0.11)% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The majority of outperformance relative to the index came from investments in high-yield and emerging markets debt as these sectors outperformed the broader market over the six-month period. Duration management also contributed positively. Given the Federal Reserve’s (Fed) continued tightening, we positioned the Fund to take advantage of the yield curve flattening potential. Other positives included our holdings in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Detracting from performance was the Fund’s allocation to public mortgages.

Q:	HOW WAS THE FUND MANAGED?

A:	High yield debt posted strong returns, supported by favorable earnings, healthy supply and low default rates. We modestly reduced our allocation to high yield as spreads have tightened versus our target. The emerging markets debt sector had an impressive rally, driven by credit upgrades, high commodity prices and supportive fundamentals. Nonetheless, we modestly reduced our exposure to emerging markets debt as we were concerned about political uncertainties. Capital inflows reached record highs recently as investors continue to seek higher yields.

Given the rising-rate environment, we managed interest-rate risk from a tactical perspective, with a bias toward being short in intermediate maturities. As the Fed continued raising the fed funds rate, we positioned the Fund to take advantage of the flattening yield curve. Curve-flattener trades in the long end of the yield curve were a strong contributor to performance.

The investment-grade credit sector was supported by robust earnings releases and healthy supply. We remained concerned about the single-name volatility associated with shareholder-friendly activity (Single name volatility is volatility associated with one firm). Consequently, we moved from a neutral to slightly underweight position in corporates, while still favoring BBB names and financial institutions. Security selection in structured products (ABS and CMBS) contributed positively to performance.

PORTFOLIO COMPOSITION**

Mortgage Pass-Through Securities	42.7%
Corporate Bonds	36.3
Collateralized Mortgage Obligations	22.0
Asset Backed Securities	14.7
U.S. Treasury Obligations	13.0
Foreign Government Securities	4.7
U.S. Government Agency Securities	4.3
Commercial Mortgage Backed Securities	2.1
Short-Term Investments	1.6
Private Placements	1.4
Other (less than 1%)	1.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of February 28, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	9/10/2001
Without Sales Charge		2.82%	5.21%	5.93%
With Sales Charge*		(1.79)	4.25	5.44
CLASS B SHARES	9/10/2001
Without CDSC		2.09	4.36	5.50
With CDSC**		(2.91)	4.02	5.50
CLASS C SHARES	3/31/2003
Without CDSC		2.03	4.46	5.55
With CDSC***		1.03	4.46	5.55
SELECT CLASS SHARES	9/10/2001	2.96	5.16	5.90
INSTITUTIONAL CLASS SHARES	7/26/1993	2.99	5.33	6.07
ULTRA SHARES	9/10/2001	3.11	5.42	6.17

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 26, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the U.S. Fixed Income Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select, Class A and B Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A and B Shares (during this period, therefore, the performance of Class A and B Shares shares would have been lower). The returns for the Ultra Shares prior to their inception date reflect the performance of the Ultra feeder. The historical expenses of the Ultra feeder are lower than those of the Ultra Shares. The returns for Class C Shares prior to inception reflect the historical performance of Class B Shares which has expenses substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Bond Fund, Lehman Brothers Aggregate Bond Index, and Lipper Intermediate Investment Grade Debt Funds Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Lehman Brothers Aggregate Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The Lipper Intermediate Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   3

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	4/17/97
Fiscal Year-End	August 31
Net Asset as of 2/28/06 (In Thousands)	$92,750
Primary Benchmark	Emerging Markets Bond Index Global
Average Credit Quality	B–
Duration	6.56 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers, had a total return of 9.78% (Select Class Shares) for the six-month period ended February 28, 2006.* This compares to the 7.17% return from the Emerging Markets Bond Index Global.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Strong fundamentals, improved credit quality and sustained inflows drove an ongoing rally in emerging markets throughout the period. The Fund benefited from an overweight in Argentina, as strong growth figures coupled with heavy investor inflows led its debt to rally late in the period. Security selection was a major source of performance, as our holdings in Venezuela, a major oil exporter, benefited from strong global demand for oil. Also contributing were the numerous credit upgrades given by the rating agencies, as countries demonstrated a greater willingness and ability to repay debt. Detractors from performance included our underweight allocation in Brazil and Uruguay, as the rebound in commodity prices led these markets to outperform. The rating of the overall EMBI Global was raised from BB to BB+ in accordance with a credit rating upgrade by Standard & Poor’s, which suggest fundamental improvements in the sector.

Q:	HOW WAS THE FUND MANAGED?

A:	Overall, the Fund was invested in countries that provided strong insulation from a higher-rate environment. Economic indicators suggested that the global economy was resilient in the face of sharp energy price increases in 2005. Market fundamentals were positive, supported by global growth and strong demand for commodity-based goods. New issuance continued to be ahead of schedule and several countries announced debt repurchasing plans.

We decreased our allocation in the riskier segments of the market after strong capital inflows from investors led to a market rally at the start of the year. Recently, the Fund reduced its allocation to the Ukraine and Peru as upcoming elections could lead to greater volatility in those countries. We also reduced our exposure to Venezuela in favor of Russia, given favorable valuation levels. Overall, the portfolio remains overweight in Argentina, the Dominican Republic, Ukraine, Peru and Venezuela. These credits have a lower current financing need, which bodes well for a potentially higher-rate environment.

PORTFOLIO COMPOSITION**

Foreign Government Securities	71.1%
U.S. Treasury Obligations	13.5
Corporate Bonds	9.8
Short-Term Investments	6.6
Other	0.1

SUMMARY OF INVESTMENTS BY COUNTRY**

United States	21.7%
Brazil	14.6
Russia	10.6
Argentina	8.6
Venezuela	8.4
Mexico	6.6
Germany	4.9
Ukraine	4.6
Peru	3.9
Panama	3.5
Turkey	2.8
Dominican Republic	2.8
Luxembourg	2.1
El Salvador	1.7
Phillippines	1.5
Indonesia	1.4
Ecuador	1.1
Uruguay	0.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of February 28, 2006. The portfolio’s composition is subject to change.

4   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	4/17/1997	18.22%	14.97%	11.74%

LIFE OF FUND PERFORMANCE (4/17/97 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 17, 1997.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, Emerging Markets Bond Index Global and Lipper Emerging Markets Debt Funds Index from April 17, 1997 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Emerging Markets Bond Index Global does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Emerging Markets Bond Index Global is an unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The Lipper Emerging Markets Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified “regional” fund investing.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   5

JPMorgan Enhanced Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	11/30/01
Fiscal Year-End	August 31
Net Asset as of 2/28/06 (In Thousands)	$136,004
Primary Benchmark*	Merrill Lynch USD LIBOR 3 Month Constant Maturity Index
Average Credit Quality	AA
Duration	0.14 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Enhanced Income Fund, which seeks high current income consistent with principal preservation, returned 1.93% (Institutional Class Shares) for the six-month period ended February 28, 2006.** This compares to the 1.96% return of its benchmark, the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The majority of the Fund’s performance was driven by its allocation to floating-rate notes as short-term yields continued to rise. Duration and curve positioning added modestly to performance. Select mortgage positions had an adverse impact; however, the Fund had positive total returns each month in the period, amid volatility in the spread sectors.

Q:	HOW WAS THE FUND MANAGED?

A:	We tactically traded duration with a bias toward being short versus the benchmark early in the period but ended the period in a neutral position. We continued to increase our allocation to collateralized mortgage obligations (CMOs), swapping out of lower yielding corporates and agencies. We increased our targeted allocation to floating-rate CMOs as yields continue to rise. Meanwhile, select mortgage overlay trades hurt performance as the sector experienced high volatility in the fourth quarter.

We continued to add asset-backed securities, targeting a 20% allocation in home equity loans, which remained well supported by strong CDO (collateralized debt obligation) and real money demand from buy-and-hold investors, such as asset management pension plan managers.

The investment-grade corporate sector performed well on solid earnings and continuing robust fundamentals. We held a bias toward financials as valuations remained attractive. We selectively added floating-rate corporate securities on a specific name basis. On balance, our allocation to floating-rate notes was beneficial to the Fund’s performance.

PORTFOLIO COMPOSITION***

Corporate Bonds	40.2%
Asset Backed Securities	27.3
Collateralized Mortgage Obligations	26.2
Mortgage Pass-Through Securities	7.0
Commercial Mortgage Backed Securities	3.6
Short-Term Investments	1.4
Other (less than 1%)	0.3

*	The Fund’s benchmark changed to the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index effective December 31, 2005.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon net assets as of February 28, 2006. The portfolio’s composition is subject to change.

6   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE	1 YEAR	3 YEAR	SINCE INCEPTION
INSTITUTIONAL CLASS SHARES	11/30/2001	3.60%	2.08%	2.03%

LIFE OF FUND PERFORMANCE (11/30/01 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2001.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Enhanced Income Fund, Merrill Lynch USD LIBOR 3 Month Constant Maturity Index and 3 Month LIBOR Index from November 30, 2001 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The Merrill Lynch USD LIBOR 3 Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-month LIBOR, which is sold the following day and rolled into a new 3-month instrument. The 3 Month LIBOR Index is an abbreviation for the “London Interbank Offered Rate”. Similarly to the Fed Funds Rate, it represents the rate at which banks are willing to loan each other reserves. The LIBOR is an average of the rate charged on dollar-denominated deposits traded between banks in London. The index for the Fund changed from the 3 Month LIBOR Index to the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index in order to utilize a more broadly recognized benchmark.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   7

JPMorgan Global Strategic Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	3/17/97
Fiscal Year-End	August 31
Net Asset as of 2/28/06 (In Thousands)	$22,350
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	A+
Duration	4.43 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Global Strategic Income Fund, which seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers, had a total return of 2.09% (Institutional Class Shares) for the six-month period ended February 28, 2006.* This compares to the (0.11)% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The strongest contributors to performance relative to the index were our holdings in emerging market and high-yield debt. Emerging market debt continued to prosper due to strong capital inflows from investors, high commodity prices and numerous credit upgrades. High-yield debt outperformed as corporate earnings were strong, default rates remained low and new issuance was well received in the primary market. Our decision to underweight Treasuries proved favorable as the sector underperformed. Our allocation to prepayment-sensitive mortgages was a modest negative. However, our security selection in the sector added to performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained significant exposure to emerging market and high-yield debt, focusing on bottom-up security selection. This decision proved favorable as the global economy has been resilient to increased energy prices. Within emerging markets, the Fund was positioned in countries with lower current financing needs. Recently, we reduced exposure to the riskier segments of the market as the sector has rallied substantially.

We maintained a neutral to slightly underweight position in investment-grade corporate bonds, but continued to favor BBB-rated credits and financial institution paper. Consistent with the Fund’s strategy, we maintained a strategic underweight in the mortgage sector, making purchases of specific coupon issues at favorable price levels. We also benefited from an underweight in Treasury and agency debt, finding more compelling opportunities in other high-quality sectors. Given the uncertainties ahead, particularly for oil prices and a slower housing market, we continued to manage portfolio risk from a tactical perspective to be responsive to the evolving macroeconomic environment.

PORTFOLIO COMPOSITION**

Corporate Bonds	28.6%
Mortgage Pass-Through Securities	27.0
Short-Term Investments	21.4
Foreign Government Securities	19.1
Private Placements	8.4
U.S. Treasury Obligations	6.9
Commercial Mortgage Backed Securities	1.9
Asset Backed Securities	1.3
Collateralized Mortgage Obligations	1.0

SUMMARY OF INVESTMENTS BY COUNTRY**

United States	93.4%
France	3.2
Germany	2.2
Canada	2.0
Venezuela	1.5
Argentina	1.4
Dominican Republic	1.2
Ukraine	1.2
Peru	1.1
Panama	1.0
Other (less than 1.0%)	7.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of February 28, 2006. The portfolio’s composition is subject to change.

8   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	Since Inception
CLASS A SHARES	9/10/2001
Without Sales Charge		5.11%	4.97%	5.38%
With Sales Charge*		0.34	4.00	4.84
CLASS B SHARES	2/18/2005
Without CDSC		4.57	4.85	5.32
With CDSC**		(0.43)	4.52	5.32
CLASS C SHARES	2/18/2005
Without CDSC		4.58	4.86	5.32
With CDSC***		3.58	4.86	5.32
CLASS M SHARES	2/18/2005
Without Sales Charge		4.90	4.92	5.36
With Sales Charge****		1.70	4.29	5.00
SELECT CLASS SHARES	9/10/2001	5.48	5.26	5.54
INSTITUTIONAL CLASS SHARES	3/17/1997	5.71	5.59	5.87

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

****	Sales charge on Class M Shares is 3.00%.

LIFE OF FUND PERFORMANCE (3/17/97 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 17, 1997 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Global Strategic Income Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select and Class A Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower). The returns for Class B, C and M Shares prior to inception reflect the historical performance of Class A Shares which has lower expenses to those of Class B, C and M Shares (during this period, therefore, the performance of Class B, C and M Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Global Strategic Income Fund, Lehman Brothers Aggregate Bond Index, and Lipper Multi-Sector Income Funds Index from March 17, 1997 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers Aggregate Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The Lipper Multi-Sector Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   9

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	9/1/05
Fiscal Year-End	August 31
Net Asset as of 2/28/06 (In Thousands)	$58,086
Primary Benchmark	Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index
Average Credit Quality	AAA
Duration	8.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Real Return Fund, which seeks to maximize inflation protected return, returned (0.91)% (Select Class Shares) for the six-month period ended February 28, 2006.* This compares to the (0.62)% return of its benchmark, the Lehman Brothers U.S. TIPS Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Fund underperformance was driven by initial investment costs along with negative performance for non-benchmark positions held in non-U.S. dollar fixed income markets. In particular, the Fund held positions that suffered from the dramatic outperformance of longer-maturity United Kingdom bonds at the end of 2005 and beginning of 2006. Our U.S. interest rates strategy and an overweight in longer-maturity U.S. Treasury bonds relative to intermediate portions of the yield curve benefited portfolio returns. The Fund’s allocation to the U.S. mortgage sector benefited portfolio returns in the first month of 2006. Our Treasury Inflation- Protected Securities (TIPS) exposure also benefited portfolio returns.

Q:	HOW WAS THE FUND MANAGED?

A:	The period was characterized by a general increase in U.S. interest rates given the robust economic activity and perception that the Fed tightening cycle would continue through mid 2006. A continuation of high headline inflation as measured by the CPI-U, the reference consumer price index used to adjust TIPS coupon and principal repayments, benefited inflation-linked securities relative to conventional nominal U.S. Treasury securities. At inception, the Fund was managed close to the benchmark. Subsequently, our allocation in TIPS was based upon our perceived valuation for the sector and fundamental outlook for inflation.

The third quarter of 2005 witnessed an increase in headline inflation volatility due to energy price fluctuations, resulting from hurricane-related disruptions in exploration and refining. With the market considering the hurricanes a threat to sustained economic expansion, we lowered our interest rate risk relative to the benchmark. We believed that the damage would be temporary, and looked to continued economic growth and moderate inflation. We also took advantage of yield curve flattening by buying into longer-maturity bonds. Additionally, longer-term TIPS frequently offered value during the period

We increased our allocation in U.S. mortgage-backed securities (MBS) and we believe the U.S. mortgage sector may perform well should the Fed be near the end of its tightening cycle. We believe that investments in emerging market countries are attractive, although we remain cautious about the political risks and macro volatility in the sector.

PORTFOLIO COMPOSITION**

U.S. Treasury Obligations	83.8%
Collateralized Mortgage Obligations	6.4
Asset Backed Securities	4.3
Short-Term Investments	3.3
Mortgage Pass-Through Securities	3.1
Corporate Bonds	1.3
Other (less than 1%)	0.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of February 28, 2006. The portfolio’s composition is subject to change.

10   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	Since Inception
CLASS A SHARES	9/1/2005
Without Sales Charge		(1.16)%
With Sales Charge*		(5.60)
CLASS C SHARES	9/1/2005
Without CDSC		(1.35)
With CDSC**		(2.35)
SELECT CLASS SHARES	9/1/2005	(0.91)
INSTITUTIONAL CLASS SHARES	9/1/2005	(0.87)
LEHMAN BROTHERS U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) INDEX		(0.62)
LIPPER TIPS FUNDS INDEX		(0.17)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 1, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper TIPS Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index tracks the performance of inflation protected securities issued by the U.S. Treasury. The Lipper TIPS Funds Index represents the total returns of the 30 largest mutual funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   11

JPMorgan Short Term Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	9/13/93
Fiscal Year-End	August 31
Net Asset as of 2/28/06 (In Thousands)	$596,772
Primary Benchmark	Merrill Lynch 1–3 Year Treasury Index
Average Credit Quality	AA
Duration	1.76 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund, which seeks to provide high total returns, consistent with low volatility of principal, returned 0.98% (Institutional Class Shares) for the six-month period ended February 28, 2006.* This compares to the 0.69% return of its benchmark, the Merrill Lynch 1–3 Year Treasury Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The majority of performance came from investments in corporate bonds, structured products, and duration and curve positioning. The Fund also benefited from its allocation in high-yield and international (non-emerging market debt) positions. Emerging markets debt and select mortgage-backed positions had an adverse impact on the Fund’s performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We tactically traded duration with a bias toward being short versus the benchmark early in the period but ended the period in a neutral position. We added 10-year Treasury Inflation Protected Securities (TIPS), which we believe may enhance performance should inflation rise. We continued to increase our allocation in collateralized mortgage obligations (CMOs), swapping out of lower-yielding corporates and agencies. We also continued to add asset-backed securities, in particular, home equity loans, which remained well supported by strong CDO (collateralized debt obligation) and real money demand from buy-and-hold investors, such as asset managers and pension plan managers.

The investment-grade corporate sector performed well on solid earnings and continuing robust fundamentals. We participated in deals that offered attractive relative value and diversification opportunities. We held a bias toward financials as valuations remained attractive, and favored higher-yielding securities.

Our allocation in the extended sectors posted mixed results. The Fund benefited from high yield as the sector had strong performance due to low default rates, favorable earnings and strong technicals. Meanwhile, emerging markets debt detracted from performance despite an impressive rally in the sector. Most of the underperformance came in the fourth quarter of 2005 due to our allocation in Venezuela and Argentina, which was hurt by declining oil prices and political uncertainty, respectively. Similarly, select mortgage-backed positions also hurt performance in the fourth quarter of 2005 as the sector witnessed an increase in rate volatility. These positions, however, returned to positive territory toward the end of the period.

Lastly, in the international non-dollar sector, we held a euro-zone curve flattener position based on our view that strong demand for long-dated bonds may cause the yield curve to flatten. Furthermore, in Japan we added a short duration position in 10-year maturities as yield levels became attractive.

PORTFOLIO COMPOSITION**

Corporate Bonds	35.5%
Collateralized Mortgage Obligations	25.6
Asset Backed Securities	16.7
Mortgage Pass-Through Securities	13.3
Commercial Mortgage Backed Securities	12.5
Short-Term Investments	6.1
Foreign Government Securities	2.9
Preferred Stocks	1.5
U.S. Treasury Obligations	1.0
Other (less than 1%)	0.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of February 28, 2006. The portfolio’s composition is subject to change.

12   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/2001
Without Sales Charge		1.90%	3.03%	4.41%
With Sales Charge*		(1.15)	2.41	4.09
SELECT CLASS SHARES	9/10/2001	2.11	3.21	4.49
INSTITUTIONAL CLASS SHARES	9/13/1993	2.35	3.47	4.77

*	Sales Charge for Class A Shares is 3.00%.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 13, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Short Term Bond Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select and Class A Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Short Term Bond Fund, Merrill Lynch 1–3 Year Treasury Index, and Lipper Short-Term Investment Grade Debt Funds Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Merrill Lynch 1–3 Year Treasury Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Term Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index which measures short-term bond performance. The Lipper Short-Term Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   13

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	11/30/90
Fiscal Year-End	August 31
Net Asset as of 2/28/06 (In Thousands)	$697,220
Primary Benchmark	Lehman Brothers 1–3 Year U.S. Government Bond Index
Average Credit Quality	AA
Duration	1.81 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund II, which seeks a high level of income consistent with preservation of capital, returned 0.67% (Select Class Shares) for the six-month period ended February 28, 2006.* This compares to the 0.73% return of its benchmark, the Lehman Brothers 1–3 Year U.S. Government Bond Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

The Fund underperformed its benchmark primarily due to its holdings in select mortgage-backed positions and agency sector debt, as the sector witnessed an increase in rate volatility. The Fund’s performance benefited from its allocations to corporate bonds, structured products and collateralized mortgage obligations (CMOs). It also benefited from the Fund’s duration and curve positioning.

Q:	HOW WAS THE FUND MANAGED?

A:	We tactically traded duration with a bias toward being short, versus the benchmark early in the period but ended the period in a neutral position. We added 10-year Treasury Inflation Protected Securities (TIPS), which we believe may enhance performance should inflation rise. We continued to increase our allocation in collateralized mortgage obligations (CMOs), swapping out of lower-yielding corporates and agencies. We also continued to add asset-backed securities, particularly home equity loans, which remained well supported by strong CDO (collateralized debt obligation) and real money demand from buy-and-hold investors, such as asset managers and pension plan managers.

We held an underweight position in agencies relative to the benchmark throughout the period, which had an adverse impact on the Fund, as the sector benefited from continued strong demand from the hedge fund community and Asian investors.

However, overweight positions in the investment- grade corporate sector was the largest contributor to performance. We held a bias toward financials, especially foreign banks, which made up the majority of the return from this sector. The sector remained well supported by solid earnings and continuing robust fundamentals.

PORTFOLIO COMPOSITION**

Corporate Bonds	30.5%
Collateralized Mortgage Obligations	28.7
Asset Backed Securities	20.4
Commercial Mortgage Backed Securities	16.4
Mortgage Pass-Through Securities	9.2
Short-Term Investments	2.9
Foreign Government Securities	2.3
U.S. Treasury Obligations	1.0
Other (less than 1%)	0.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of February 28, 2006. The portfolio’s composition is subject to change.

14   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	5/6/1996
Without Sales Charge		1.71%	2.81%	4.13%
With Sales Charge*		(1.33)	2.19	3.81
CLASS M SHARES	7/1/1999
Without Sales Charge		1.44	2.55	3.96
With Sales Charge**		(0.05)	2.25	3.80
SELECT CLASS SHARES	11/30/1990	1.85	3.07	4.44

*Sales Charge for Class A Shares is 3.00%.

**	Sales Charge for Class M Shares is 1.50%.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 1990.

Returns for the Class A Shares prior to their inception date are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower).

Returns for the Class M Shares prior to their inception date are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class M Shares (during this period, therefore, the performance of Class M Shares would have been lower).

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Term Bond Fund II, Lehman Brothers 1–3 Year U.S. Government Bond Index, and Lipper Short-Term Investment Grade Debt Funds Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestments of all dividends and capital gains and does not include a sales charge. The performance of the Lehman Brothers 1–3 Year U.S. Government Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Term Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers 1–3 Year U.S. Government Bond Index is composed of bonds covered by the U.S. Government Bond Index with maturities of one to three years. The Lipper Short-Term Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   15

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 141.3%
	Asset Backed Securities — 14.7%
2,797	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 5.07%, 02/15/12 (e) (m)	2,803
	AmeriCredit Automobile Receivables Trust
43	Series 2003-DM, Class A3B, FRN, 4.79%, 12/06/07 (m)	43
2,790	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	2,747
980	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	965
	Capital Auto Receivables Asset Trust
3,455	Series 2003-2, Class A4A, 1.96%, 01/15/09 (m)	3,414
7,500	Series 2006-1, Class A2A, 5.03%, 09/15/08 (m)	7,498
	Capital One Auto Finance Trust
1,140	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	1,119
3,250	Series 2004-A, Class A4, FRN, 4.67%, 03/15/11 (m)	3,251
6,480	Capital One Master Trust, Series 2001-8A, Class A, 4.60%, 08/17/09 (m)	6,467
	Capital One Multi-Asset Execution Trust
7,580	Series 2003-A, FRN, 5.82%, 12/15/10 (i)	7,745
6,233	Series 2003-A4, Class A4, 3.65%, 07/15/11 (m)	6,034
1,500	Capital One Prime Auto Receivables Trust, Series 2005-1, Class A4, FRN, 4.59%, 04/15/11 (m)	1,500
905	Carmax Auto Owner Trust, Series 2003-2, Class A4, 3.07%, 10/15/10 (m)	888
	CARSS Finance LP (Cayman Islands)
394	Series 2004-A, Class B1, FRN, 4.85%, 01/15/11 (e) (m)	394
647	Series 2004-A, Class B2, FRN, 5.52%, 01/15/11 (e) (m)	649
391	Centex Home Equity, Series 2004-A, Class AV2, FRN, 4.83%, 06/25/34 (m)	392
	Citibank Credit Card Issuance Trust
660	Series 2003-C2, Class C2, FRN, 5.50%, 03/20/08 (m)	660
1,555	Series 2004-A8, Class A8, 4.90%, 12/12/16 (m)	1,532
1,145	Series 2005-A9, Class A9, 5.10%, 11/20/17 (m)	1,142
	Citigroup Mortgage Loan Trust, Inc.
2,163	Series 2003-HE3, Class A, FRN, 4.96%, 12/25/33 (m)	2,168
2,230	Series 2005-OPT1, Class A1B, FRN, 4.79%, 02/25/35 (m)	2,232
1,995	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	1,969
	Countrywide Asset-Backed Certificates
4,775	Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	4,731
799	Series 2004-1, Class 3A, FRN, 4.86%, 04/25/34 (m)	800
1,320	Series 2004-1, Class M1, FRN, 5.08%, 03/25/34 (m)	1,326
1,080	Series 2004-1, Class M2, FRN, 5.13%, 03/25/34 (m)	1,084
304	Series 2004-BC, Class 1A, FRN, 4.81%, 04/25/34 (m)	304
1,835	Series 2005-3, Class AF3, VAR, 4.82%, 03/25/35 (m)	1,811
2,225	Series 2005-11, Class 3AV1, FRN, 4.74%, 02/25/36 (m)	2,225
940	Series 2005-11, Class AF3, VAR, 4.78%, 02/25/36 (m)	922
778	Countrywide Home Equity Loan Trust, Series 2004-I, Class A, FRN, 4.86%, 05/15/29 (m)	780
1,154	Countrywide Home Loans Mortgage Pass Through Trust, Series 2004-K, Class 2A, FRN, 4.87%, 11/15/29 (m)	1,156
1,270	Credit-Based Asset Servicing and Securitization, Series 2006-CB1, Class AF1, SUB, 5.46%, 01/25/36 (m)	1,270
2,600	First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF2, Class A2B, FRN, 4.76%, 03/25/35 (m)	2,601
3,070	Ford Credit Auto Owner Trust, Series 2004-A, Class A4, 3.54%, 11/15/08 (m)	3,004
3,250	Ford Credit Floorplan Master Owner Trust II, Series 2005-1, Class A, FRN, 4.72%, 05/15/10 (m)	3,250
3,000	GE Equipment Small Ticket LLC, Series 2005-1A, Class A3, 4.38%, 07/22/09 (e) (m)	2,968
1,000	GMAC Mortgage Corp. Loan Trust, Series 2004-HE1, Class A2, FRN, 4.68%, 06/25/34 (m)	1,000
1,325	Gracechurch Card Funding PLC (United Kingdom), Series 7, Class A, FRN, 4.59%, 11/16/09 (m)	1,325
1,750	GS Auto Loan Trust, Series 2004-1, Class A4, 2.65%, 05/15/11 (m)	1,695
	GSAMP Trust
1,137	Series 2004-OPT, Class A1, FRN, 4.92%, 11/25/34 (m)	1,140
2,000	Series 2005-WMC2, Class A2B, FRN, 4.84%, 11/25/35 (m)	2,002
	Home Equity Asset Trust
1,465	Series 2005-8, Class M2, FRN, 5.03%, 02/25/36 (m)	1,468
7,000	Series 2006-3, Class 2A3, FRN, 4.93%, 07/07/36 (m)	6,996
920	Honda Auto Receivables Owner Trust, Series 2003-3, Class A4, 2.77%, 11/21/08 (m)	902

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset Backed Securities — Continued
4,085	Household Automotive Trust, Series 2003-2, Class A4, 3.02%, 12/17/10 (m)	3,991
535	Household Mortgage Loan Trust, Series 2004-HC1, Class A, FRN, 4.92%, 01/20/34 (m)	536
	Long Beach Mortgage Loan Trust
2,000	Series 2003-4, Class M1, FRN, 5.26%, 08/25/33 (m)	2,007
2,030	Series 2004-1, Class M1, FRN, 5.08%, 02/25/34 (m)	2,036
1,360	Series 2004-1, Class M2, FRN, 5.13%, 02/25/34 (m)	1,363
834	Series 2004-3, Class A3, FRN, 4.84%, 07/25/34 (m)	834
1,500	Series 2004-3, Class M1, FRN, 5.15%, 07/25/34 (m)	1,509
1,510	M&I Auto Loan Trust, Series 2003-1, Class A4, 2.97%, 04/20/09 (m)	1,476
	MASTR Asset Backed Securities Trust
1,828	Series 2005-NC1, Class A4, FRN, 4.81%, 12/25/34 (m)	1,830
14,000	Series 2006-AB1, Class A1, FRN, 4.75%, 02/25/36 (m)	14,000
5,000	Series 2006-NC1, Class A3, FRN, 4.76%, 01/25/36 (m)	5,000
	MBNA Credit Card Master Note Trust
3,000	Series 2001-C2, Class C2, FRN, 5.72%, 12/15/13 (e) (m)	3,066
4,875	Series 2003-A1, Class A1, 3.30%, 07/15/10 (m)	4,724
5,000	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, FRN, 4.78%, 01/25/37 (m)	5,000
	New Century Home Equity Loan Trust
1,215	Series 2005-1, Class A2B, FRN, 4.80%, 03/25/35 (m)	1,216
1,350	Series 2005-1, Class M1, FRN, 5.03%, 03/25/35 (m)	1,352
1,565	Series 2005-2, Class A2B, FRN, 4.76%, 06/25/35 (m)	1,565
1,000	Series 2005-B, Class A2B, FRN, 4.76%, 10/25/35 (m)	1,000
	Nissan Auto Receivables Owner Trust
6,255	Series 2003-B, Class A4, 2.05%, 03/16/09 (m)	6,102
1,500	Series 2006-A, Class A2, 4.80%, 06/16/08 (m)	1,498
905	Onyx Acceptance Grantor Trust, Series 2003-D, Series A4, 3.20%, 03/15/10 (m)	892
	Option One Mortgage Loan Trust
529	Series 2003-1, Class A2, FRN, 5.00%, 02/25/33 (m)	530
490	Series 2003-5, Class A2, FRN, 4.90%, 08/25/33 (m)	491
267	Series 2005-2, Class A2, FRN, 4.66%, 05/25/35 (m)	267
2,000	Peco Energy Transition Trust, Series 2000-A, Class A3, 7.63%, 03/01/10 (m)	2,135
5,998	PP&L Transition Bond Co. LLC, Series 1999-1, Class A8, 7.15%, 06/25/09 (m)	6,264
2,650	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15 (m)	2,866
2,000	Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI2, FRN, 4.81%, 02/25/34 (m)	2,002
	Residential Asset Securities Corp.
914	Series 2002-KS4, Class AIIB, FRN, 4.83%, 07/25/32 (m)	915
1,934	Series 2003-KS5, Class AIIB, FRN, 4.87%, 07/25/33 (m)	1,937
875	Series 2005-AHL2, Class M2, FRN, 5.02%, 10/01/35 (m)	877
1,500	Series 2005-KS2, Class AI2, FRN, 4.78%, 05/25/34 (m)	1,501
	SLM Student Loan Trust
4,975	Series 2003-11, Class A5, 2.99%, 12/15/22 (e) (m)	4,900
1,393	Series 2003-12, Class A2, FRN, 4.54%, 12/15/12 (m)	1,393
2,000	Specialty Underwriting & Residential Finance, Series 2005-BC3, Class A2B, FRN, 4.83%, 06/25/36 (m)	2,004
1,600	Toyota Auto Receivables Owner Trust, Series 2003-B, Class A4, 2.79%, 01/15/10 (m)	1,577
5,170	Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10 (m)	5,061
1,755	Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A4, 2.94%, 03/22/10 (m)	1,715
	Wachovia Asset Securitization, Inc.
2,742	Series 2002-HE2, Class A, FRN, 5.01%, 12/25/32 (m)	2,755
1,428	Series 2003-HE3, Class A, FRN, 4.83%, 11/25/33 (m)	1,429
	WFS Financial Owner Trust
1,675	Series 2002-2, Class A4, SUB, 4.50%, 02/20/10 (m)	1,674
1,775	Series 2003-3, Class A4, 3.25%, 05/20/11 (m)	1,742
4,400	Series 2003-4, Class A4, 3.15%, 05/20/11 (m)	4,319
	Total Asset Backed Securities (Cost $211,717)	209,723

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   17

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage Backed Securities — 2.1%
	Banc of America Commercial Mortgage, Inc.
1,570	Series 2005-2, Class A5, VAR, 4.86%, 07/10/43 (m)	1,519
1,655	Series 2005-4, Class A5A, 4.93%, 07/10/45 (m)	1,612
	Bear Stearns Commercial Mortgage Securities
4,655	Series 2005-PWR9, Class A4A, 4.87%, 09/11/42 (m)	4,510
4,155	Series 2005-T18, Class A4, VAR, 4.93%, 02/13/42 (m)	4,043
2,515	Series 2005-T20, Class A4A, VAR, 5.16%, 10/12/42 (m)	2,503
	Greenwich Capital Commercial Funding Corp.
5,405	Series 2005-GG3, Class A4, VAR, 4.80%, 08/10/42 (m)	5,215
5,405	Series 2005-GG3, Class AJ, VAR, 4.86%, 08/10/42 (m)	5,200
	LB-UBS Commercial Mortgage Trust
1,200	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	1,159
2,170	Series 2006-C1, Class A4, 5.16%, 02/15/31 (m)	2,141
1,755	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.92%, 03/12/35 (m)	1,714
370	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, VAR, 5.08%, 03/15/42 (m)	364
	Total Commercial Mortgage Backed Securities (Cost $30,962)	29,980
	Collateralized Mortgage Obligations — 22.0%
	Agency CMO — 7.1%
	Federal Home Loan Mortgage Corp.
6,813	Series 2370, Class VC, 6.00%, 10/15/19 (m)	6,912
850	Series 2508, Class PE, 5.50%, 05/15/28 (m)	853
11,628	Series 2564, Class LS, IF, IO, 3.08%, 01/15/17 (m)	687
4,992	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	610
1,000	Series 2701, Class SH, IF, 6.90%, 12/15/26 (m)	988
15,389	Series 2701, Class ST, IF, IO, 2.43%, 08/15/21 (m)	813
6,235	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	391
3,409	Series 2760, Class GI, IO, 4.50%, 02/15/11 (m)	104
7,034	Series 2772 Class GI, IO, 5.00%, 11/15/22 (m)	508
9,230	Series 2779, Class SM, IF, IO, 2.58%, 10/15/18 (m)	611
5,125	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	364
33,008	Series 2791, Class SI, IF, IO, 2.58%, 12/15/31 (m)	1,970
26,497	Series 2813, Class SB, IF, IO, 2.48%, 02/15/34 (m)	1,598
4,761	Series 2857, Class NI, IO, 5.00%, 04/15/17 (m)	171
27,176	Series 2861, Class GS, IF, IO, 2.63%, 01/15/21 (m)	1,045
6,323	Series 2891, Class LI, IO, 5.00%, 06/15/24 (m)	538
9,730	Series 2894, Class S, IF, IO, 2.63%, 03/15/31 (m)	605
7,098	Series 2931, Class GA, 5.00%, 11/15/28 (m)	7,042
3,903	Series 2959, Class DA, 5.50%, 03/15/23 (m)	3,906
5,256	Series 2970, Class CB, 5.50%, 08/15/23 (m)	5,261
8,090	Series 2970, Class DA, 5.50%, 01/15/23 (m)	8,090
6,937	Series 2971, Class Pl, IO, 5.50%, 03/15/26 (m)	744
6,385	Series 2975, Class HA, 5.50%, 07/15/23 (m)	6,392
1,113	Series 2980, Class QB, 6.50%, 05/15/35 (m)	1,142
9,713	Series 3029, Class S, IF, IO, 2.63%, 08/15/35 (m)	879
50,000	Series 3117, Class ES, IF, IO, 2.66%, 02/15/36 (m)	4,546
31,365	Federal Home Loan Mortgage Corp., Series 231, Class IO, IO, 5.50%, 08/01/35 (m)	7,263
	Federal National Mortgage Association
20,788	Series 340, Class 1, PO, 0.00%, 09/01/33 (m)	15,448
20,788	Series 340, Class 2, IO, 5.00%, 08/01/33 (m)	4,778
16,396	Series 354, Class 2, IO, 5.50%, 11/01/34 (m)	3,653
34,409	Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	8,054
452	Series 2003-18, Class DB, 4.50%, 09/25/22 (m)	451
9,512	Series 2004-61, Class TS, IF, IO, 2.52%, 10/25/31 (m)	425
7,568	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	892
	Federal National Mortgage Association Whole Loan
195	Series 2003-W3, Class 2A5, 5.36%, 06/25/42 (m)	192
2,550	Series 2003-W6, Class 1A41, 5.40%, 10/25/42 (m)	2,515
	Government National Mortgage Association
3,636	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	182
5,886	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	451
2,118	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	87
		101,161

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — 14.9%
	Adjustable Rate Mortgage Trust
1,062	Series 2005-4, Class 7A2, FRN, 4.81%, 08/25/35 (m)	1,065
3,450	Series 2005-5, Class 6A21, FRN, 4.81%, 09/25/35 (m)	3,457
818	Series 2005-6A Class 2A1, FRN, 4.89%, 11/25/35 (m)	821
	Citicorp Mortgage Securities, Inc.
2,538	Series 2005-7, Class 1A1, 5.50%, 10/25/35 (m)	2,509
3,150	Series 2003-11, Class 2A1, 5.50%, 12/25/33 (m)	3,110
	Countrywide Alternative Loan Trust
7,345	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	7,361
7,124	Series 2005-51, Class 1A1, FRN, 4.89%, 11/20/35 (m)	7,151
14,000	Series 2006-OA1, Class 2A1, FRN, 4.82%, 03/20/46 (m)	14,000
	Countrywide Home Loan Mortgage Pass-Through Trust,
12,759	Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	12,720
	Countrywide Mortgage Backed Securities, Inc.
10,546	Series 2004-28R, Class A1, 5.50%, 08/25/33 (m)	10,417
6,500	Series 2006, Class A1, 0.00%, 02/25/36 (m)	6,451
	Credit Suisse First Boston Mortgage Securities Corp.
754	Series 2003-29, Class 7A1, 6.50%, 12/25/33 (m)	762
2,052	Series 2004-4, Class 1A1, 6.00%, 08/25/34 (m)	2,052
3,793	Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	3,795
6,000	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR1, Class 3A2, VAR, 5.57%, 02/25/36	6,000
2,872	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005- AR6, Class 2A1A, FRN, 4.86%, 10/19/45 (m)	2,881
2,668	Granite Mortgages PLC (United Kingdom), Series 2004-3, Class 1A3, FRN, 4.60%, 09/20/44 (m)	2,669
2,012	Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, FRN, 4.89%, 10/25/45 (m)	2,017
6,000	GSAMP Trust, Series 2006-NC1, Class A2, FRN, 4.75%, 02/25/36 (m)	6,000
6,461	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, FRN, 4.93%, 01/25/35 (e) (m)	6,489
	Harborview Mortgage Loan Trust
9,418	Series 2005-3, Class 2A1A, FRN, 4.81%, 06/19/35 (m)	9,430
1,950	Series 2005-8, Class 1A2A, FRN, 4.90%, 09/19/35 (m)	1,953
5,000	HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class 2A3, FRN, 4.79%, 01/25/36 (m)	5,000
	Indymac Index Mortgage Loan Trust
3,912	Series 2004-AR7, Class A1, FRN, 5.02%, 09/25/34 (m)	3,941
1,421	Series 2005-AR14, Class 2A1A, FRN, 4.88%, 08/25/35 (m)	1,427
15,500	Series 2006-AR2, Class 1A1A, FRN, 4.80%, 04/25/46 (m)	15,500
4,100	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36 (m)	4,079
1,983	Lehman XS Trust, Series 2005-7N, Class 1A1A, FRN, 4.80%, 11/25/35 (m)	1,990
1,651	Medallion Trust (Australia), Series 2004-1G, Class A1, FRN, 4.93%, 05/25/35 (m)	1,655
2,500	Permanent Financing PLC (United Kingdom) Series 4, Class 2A, FRN, 4.55%, 03/10/09 (m)	2,500
	RESI Finance LP (Cayman Islands)
3,817	Series 2003-B, Class B3, FRN, 6.12%, 07/10/35 (e) (m)	3,895
6,557	Series 2003-C, Class B3, FRN, 5.97%, 09/10/35 (e) (m)	6,669
1,255	Series 2003-C, Class B4, FRN, 6.17%, 09/10/35 (e) (m)	1,268
1,405	Series 2003-D, Class B3, FRN, 5.87%, 12/10/35 (e) (m)	1,409
2,033	Series 2003-D, Class B4, FRN, 6.07%, 12/10/35 (e) (m)	2,038
2,374	Series 2005-A, Class B3, FRN, 5.15%, 03/10/37 (e) (m)	2,367
795	Series 2005-A, Class B4, FRN, 5.25%, 03/10/37 (e) (m)	795
1,468	Residental Accredit Loans, Inc., Series 2005-QO4, Class 2AI, FRN, 4.86%, 12/25/45 (m)	1,471
7,996	Residential Funding Mortgage Section I, Series 2005-S7, Class A5, 5.50%, 11/25/35 (m)	7,903
133	RMAC PLC (United Kingdom), Series 2004-NS1A, Class A1B, FRN, 4.59%, 12/12/20 (e) (m)	133
464	SACO I, Inc., Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (m)	463

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   19

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Structured Asset Mortgage Investments, Inc.
2,466	Series 2005-AK2, Class 2A1, FRN, 4.81%, 05/25/45 (m)	2,466
10,000	Series 2006-AR1, Class 3A1, FRN, 4.84%, 02/25/36 (m)	10,000
1,029	Structured Asset Securities Corp., Series 2005-5, Class 2A1, 5.50%, 04/25/35 (m)	1,020
2,291	Wamu Alternative Mortgage Pass-Through Certificates, Series 2005-5, Class CB14, 5.50%, 07/25/35 (m)	2,275
	Washington Mutual Mortgage Securities Corp.
2,013	Series 2005-AR2, Class 2A21, FRN, 4.91%, 01/25/45 (m)	2,023
3,626	Series 2005-AR9, Class A1A, FRN, 4.85%, 07/25/45 (m)	3,638
2,454	Series 2005-AR15, Class A1A1, FRN, 4.84%, 11/25/45 (m)	2,457
1,478	Washington Mutual, Inc., Series 2005-AR17, Class A1A1, FRN, 4.85%, 12/25/45 (m)	1,480
	Wells Fargo Mortgage Backed Securities Trust
3,151	Series 2003-2, Class A6, 5.25%, 03/25/18 (m)	3,118
7,867	Series 2005-11, Class 2A1, 5.50%, 10/25/35 (m)	7,775
		213,865
	Total Collateralized Mortgage Obligations (Cost $319,733)	315,026
	Corporate Bonds — 36.3%
	Aerospace & Defense — 0.7%
	General Dynamics Corp.
1,505	2.13%, 05/15/06 (m)	1,497
1,040	4.25%, 05/15/13 (m)	983
915	L-3 Communications Corp. 5.88%, 01/15/15 (m)	878
825	Northrop Grumman Corp. 7.13%, 02/15/11 (m)	888
5,140	United Technologies Corp. 4.38%, 05/01/10 (m)	5,011
		9,257
	Auto Components — 0.0% (g)
549	TRW Automotive, Inc. FRN, 9.38%, 02/15/13 (m)	596
	Automobiles — 0.2%
	DaimlerChrysler N.A. Holding Corp.
1,250	6.40%, 05/15/06 (m)	1,253
85	8.50%, 01/18/31 (m)	103
2,000	Series E, FRN, 5.21%, 10/31/08 (m)	2,007
		3,363
	Beverages — 0.3%
450	Diageo Capital PLC (United Kingdom) 3.38%, 03/20/08 (m)	434
3,875	Diageo Finance BV (Netherlands) 3.00%, 12/15/06 (m)	3,812
		4,246
	Capital Markets — 3.9%
1,395	Arch Western Finance LLC 6.75%, 07/01/13 (m)	1,399
1,020	Banque Paribas 6.88%, 03/01/09 (m)	1,067
	Bear Stearns Cos., Inc. (The)
520	4.00%, 01/31/08 (m)	510
3,130	5.30%, 10/30/15 (m)	3,100
1,640	FRN, 4.81%, 04/29/08 (e) (m)	1,643
2,290	Series B, FRN, 4.76%, 01/16/07 (m)	2,293
	Citigroup, Inc.
1,720	5.63%, 08/27/12 (m)	1,756
200	5.85%, 12/11/34 (m)	208
	Credit Suisse First Boston USA, Inc.
390	6.13%, 11/15/11 (m)	405
2,190	FRN, 4.53%, 06/02/08 (e) (m)	2,193
1,275	Goldman Sachs Group LP 5.00%, 10/01/14 (m)	1,236
	Goldman Sachs Group, Inc.
1,550	4.13%, 01/15/08 (m)	1,524
180	4.75%, 07/15/13 (m)	173
8,650	5.35%, 01/15/16 (m)	8,559
1,150	FRN, 6.35%, 02/15/34 (e) (m)	1,199
	Lehman Brothers Holdings, Inc.
580	6.63%, 01/18/12 (m)	619
10,080	Series G, 3.95%, 11/10/09 (m)	9,607
	Merrill Lynch & Co., Inc.
2,000	Series C, FRN, 4.73%, 10/27/08 (m)	2,000
1,900	Series C, FRN, 4.96%, 02/06/09 (m)	1,905
	Morgan Stanley
8,835	5.38%, 10/15/15 (m)	8,775
2,310	FRN, 4.71%, 01/12/07 (m)	2,312
1,650	FRN, 4.83%, 02/09/09 (m)	1,649
1,000	FRN, 4.84%, 11/09/07 (m)	1,001
		55,133
	Chemicals — 0.2%
490	Huntsman International LLC 9.88%, 03/01/09 (m)	514
500	Huntsman LLC 11.50%, 07/15/12 (m)	571
1,310	ICI Wilmington, Inc. 4.38%, 12/01/08 (m)	1,268
775	PolyOne Corp. 10.63%, 05/15/10 (m)	831
		3,184

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — 6.5%
300	Abbey National Capital Trust I, VAR, 8.96%, 12/31/49 (m)	408
	Bank of America Corp.
2,100	3.25%, 08/15/08 (m)	2,011
2,415	4.25%, 10/01/10 (m)	2,327
2,695	4.38%, 12/01/10 (m)	2,606
1,230	5.88%, 02/15/09 (m)	1,254
275	7.40%, 01/15/11 (m)	300
2,495	Bank of New York Co., Inc. (The), 5.20%, 07/01/07 (m)	2,495
1,595	Barclays Bank PLC (United Kingdom) 7.40%, 12/15/09 (m)	1,714
1,670	Bayerische Landesbank, 2.60%, 10/16/06 (m)	1,644
620	BB&T Capital Trust I, 5.85%, 08/18/35 (m)	618
2,700	BOI Capital Funding No. 3 (Ireland), VAR, 6.11%, 12/31/49 (e) (m)	2,700
460	DBS Bank Ltd. (Singapore), VAR, 5.00%, 11/15/19 (e) (m)	443
45	Bank of America Corp. 3.85%, 02/15/08 (m)	44
1,720	Industrial Bank of Korea (South Korea), VAR, 4.00%, 05/19/14 (e) (m)	1,642
1,500	Islandsbanki HF (Iceland), FRN, 4.76%, 10/15/08 (e) (m)	1,501
1,000	KEY Bank N.A., 7.55%, 09/15/06 (m)	1,011
2,100	KeyCorp Series G, FRN, 4.81%, 07/23/07 (m)	2,105
1,795	KFW International Finance, 4.75%, 01/24/07 (m)	1,786
2,385	Manufacturers & Traders Trust Co., VAR, 5.59%, 12/28/20 (m)	2,383
650	National Australia Bank Ltd. (Australia), Series A, 8.60%, 05/19/10 (m)	729
	Popular North America, Inc.
1,080	4.25%, 04/01/08 (m)	1,056
2,930	Series E, 6.13%, 10/15/06 (m)	2,945
2,565	Rabobank Capital Funding Trust, VAR, 5.25%, 12/31/49 (e) (m)	2,479
4,385	RBS Capital Trust I, VAR, 4.71%, 12/31/49 (m)	4,128
305	Royal Bank of Scotland Group PLC (United Kingdom), VAR, 7.65%, 12/31/49 (m)	365
1,660	Shinhan Bank (South Korea), VAR, 5.66%, 03/02/35	1,593
1,545	Standard Chartered First Bank Korea Ltd. (South Korea), VAR, 7.27%, 03/03/34 (e) (m)	1,695
2,920	Suntrust Bank, 2.50%, 11/01/06 (m)	2,868
6,150	UBS AG (Jersey), Series E, FRN, 5.02%, 07/20/06	6,147
6,885	UBS Preferred Funding Trust I, VAR, 8.62%, 12/31/49 (m)	7,764
2,005	United Overseas Bank Ltd. (Singapore), VAR, 5.38%, 09/03/19 (e) (m)	1,976
	U.S. Bank N.A.
3,830	2.85%, 11/15/06 (m)	3,772
1,210	6.38%, 08/01/11 (m)	1,274
1,780	VTB Capital S.A. for Vneshtorgbank (Luxembourg) FRN, 5.25%, 09/21/07 (e) (m)	1,784
1,360	Wachovia Bank N.A., 5.00%, 08/15/15 (m)	1,319
1,500	Wachovia Bank N.A./Charlotte, 5.80%, 12/01/08 (m)	1,527
9,520	Wachovia Capital Trust III, VAR, 5.80%, 12/31/49 (m)	9,466
	Wachovia Corp.
50	5.50%, 08/01/35 (m)	48
2,140	FRN, 4.69%, 07/20/07 (m)	2,143
	Wells Fargo & Co.
185	4.20%, 01/15/10 (m)	179
140	5.13%, 09/01/12 (m)	139
1,500	FRN, 4.56%, 03/23/07 (m)	1,501
2,070	Wells Fargo Bank N.A. 6.45%, 02/01/11 (m)	2,184
2,800	Westpac Banking Corp. (Australia), FRN, 4.86%, 05/25/07 (e) (m)	2,803
2,335	Woori Bank (South Korea), VAR, 5.75%, 03/13/14 (e) (m)	2,348
		93,224
	Commercial Services & Supplies — 0.3%
435	Allied Waste North America, 6.13%, 02/15/14 (m)	418
1,915	Cendant Corp., 6.88%, 08/15/06 (m)	1,927
360	Corrections Corp. of America, 6.25%, 03/15/13 (m)	357
945	Iron Mountain, Inc., 6.63%, 01/01/16 (m)	890
		3,592
	Communications Equipment — 0.8%
	Cisco Systems, Inc.
4,000	FRN, 4.85%, 02/20/09 (m)	4,003
6,755	5.25%, 02/22/11 (m)	6,767
		10,770
	Computers & Peripherals — 0.1%
695	International Business Machines Corp. 5.38%, 02/01/09 (m)	701

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   21

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — 3.3%
	American General Finance Corp.
4,722	Series H, 4.50%, 11/15/07 (m)	4,677
2,580	Series H, 5.38%, 10/01/12 (m)	2,567
2,910	Capital One Financial Corp. 8.75%, 02/01/07 (m)	2,998
1,090	Household Finance Corp. FRN, 4.87%, 02/09/07 (m)	1,092
1,500	HSBC Finance Capital Trust IX VAR, 5.91%, 11/30/35 (m)	1,508
	HSBC Finance Corp.
6,460	5.00%, 06/30/15 (m)	6,223
990	6.38%, 10/15/11 (m)	1,036
1,275	6.38%, 11/27/12 (m)	1,342
60	6.50%, 11/15/08 (m)	62
1,885	7.88%, 03/01/07 (m)	1,932
2,000	FRN, 4.62%, 09/15/08 (e) (m)	2,005
3,110	FRN, 4.86%, 05/09/08 (m)	3,114
	International Lease Finance Corp.
2,595	4.75%, 01/13/12 (m)	2,502
1,330	4.88%, 09/01/10 (m)	1,303
210	5.88%, 05/01/13 (m)	214
900	John Deere Capital Corp. 3.90%, 01/15/08 (m)	881
1,815	Mizuho JGB Investment LLC VAR, 9.87%, 12/31/49 (e) (m)	1,983
2,680	Mizuho Preferred Capital Co. LLC VAR, 8.79%, 12/31/49 (e) (m)	2,866
	SLM Corp.
1,655	3.63%, 03/17/08 (m)	1,604
3,920	4.00%, 01/15/10 (m)	3,714
650	5.63%, 08/01/33 (m)	642
270	Series A, 5.38%, 01/15/13 (m)	269
1,900	Series A, FRN, 4.70%, 01/25/08 (m)	1,901
1,250	TIAA Global Markets, Inc. FRN, 4.67%, 01/12/11 (e) (m)	1,249
		47,684
	Containers & Packaging — 0.1%
200	Crown Americas LLC and Crown Americas Capital Corp. 7.75%, 11/15/15 (e) (m)	208
320	Graphic Packaging International Corp. 8.50%, 08/15/11 (m)	322
1,210	Owens-Brockway Glass Container, Inc. 8.25%, 05/15/13 (m)	1,261
		1,791
	Diversified Consumer Services — 0.0% (g)
430	Service Corp. International 6.75%, 04/01/16 (m)	429
	Diversified Financial Services — 4.7%
1,300	American Honda Finance Corp. FRN, 4.84%, 05/11/07 (e) (m)	1,302
2,250	Aries Vermoegensverwaltungs GmbH (Germany) 9.60%, 10/25/14 (e)(m)	2,889
615	AXA Financial, Inc. 7.75%, 08/01/10 (m)	674
3,255	Caterpillar Financial Services Corp., Series F, FRN, 4.87%, 02/26/07 (m)	3,261
3,100	CIT Group Holdings, Inc. FRN, 4.81%, 01/30/09 (m)	3,099
	CIT Group, Inc.
1,300	4.00%, 05/08/08 (m)	1,268
1,795	5.50%, 11/30/07 (m)	1,803
750	Consolidated Communications Holdings, Inc. 9.75%, 04/01/12 (m)	802
	Countrywide Home Loans, Inc.
570	5.63%, 07/15/09 (m)	575
4,370	Series J, 5.50%, 08/01/06 (m)	4,379
955	Deutsche Bank Capital Funding Trust VII VAR, 5.63%, 12/31/49 (e) (m)	947
	Ford Motor Credit Co.
900	7.25%, 10/25/11 (m)	805
1,100	FRN, 5.45%, 03/21/07 (m)	1,083
195	FRN, 6.17%, 01/15/10 (m)	176
	General Electric Capital Corp.
100	Series A, 4.75%, 09/15/14 (m)	97
390	Series A, 5.45%, 01/15/13 (m)	395
190	Series A, 6.75%, 03/15/32 (m)	222
3,360	Series A, 4.25%, 01/15/08 (m)	3,309
1,000	Series A, FRN, 4.82%, 05/19/08 (m)	1,001
1,290	General Motors Acceptance Corp. 6.88%, 08/28/12 (m)	1,149
2,495	ILFC E-Capital Trust I VAR, 5.90%, 12/21/65 (e) (m)	2,485
1,225	ILFC E-Capital Trust II VAR, 6.25%, 12/21/65 (e) (m)	1,231
3,100	Links Finance LLC FRN, 4.74%, 09/15/08 (e) (i)	3,101
1,570	Mantis Reef Ltd. (Australia), Series B, 4.80%, 11/03/09 (e) (m)	1,527
4,225	Pricoa Global Funding I FRN, 4.68%, 12/22/06 (e) (m)	4,232
	Residential Capital Corp.
7,865	6.13%, 11/21/08 (m)	7,853
2,885	6.38%, 06/30/10 (m)	2,913
1,000	6.88%, 06/30/15 (m)	1,049
2,100	FRN, 6.07%, 11/21/08 (m)	2,116
1,560	Temasek Financial I Ltd. (Singapore) 4.50%, 09/21/15 (e) (m)	1,488

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
1,250	Targeted Return Index (TRAINS), Series 2005-1, VAR, 7.65%, 06/15/15 (d) (e) (m)	1,283
635	UGS Corp., 10.00%, 06/01/12 (m)	696
215	Unilever Capital Corp., 7.13%, 11/01/10 (m)	230
125	Visant Corp., 7.63%, 10/01/12 (m)	127
6,900	ZFS Finance USA Trust I, VAR, 6.45%, 12/15/65 (e) (m)	6,947
		66,514
	Diversified Telecommunication Services — 2.1%
	BellSouth Corp.
850	5.20%, 09/15/14 (m)	839
115	6.55%, 06/15/34 (m)	121
	France Telecom S.A. (France)
5,025	7.75%, 03/01/11 (m)	5,540
295	8.50%, 03/01/31 (m)	387
280	Qwest Communications International, Inc., FRN, 8.25%, 02/15/09 (m)	286
340	Qwest Corp., 8.87%, 03/15/12 (m)	381
	Sprint Capital Corp.
2,190	6.00%, 01/15/07 (m)	2,205
1,880	6.90%, 05/01/19 (m)	2,069
1,975	7.63%, 01/30/11 (m)	2,159
1,660	8.38%, 03/15/12 (m)	1,907
490	8.75%, 03/15/32 (m)	644
975	Verizon Communications, Inc., 5.35%, 02/15/11 (m)	975
	Verizon Global Funding Corp.
1,915	4.90%, 09/15/15 (m)	1,827
2,125	5.85%, 09/15/35 (m)	2,006
1,340	7.38%, 09/01/12 (m)	1,477
55	7.75%, 12/01/30 (m)	64
7,000	FRN, 4.88%, 08/15/07 (m)	6,999
340	Verizon/New England, Series C, 4.75%, 10/01/13 (m)	315
		30,201
	Electric Utilities — 1.7%
5,160	Alabama Power Co., Series Y, 2.80%, 12/01/06 (m)	5,076
925	Appalachian Power Co., Series L, 5.80%, 10/01/35 (m)	905
	Dominion Resources, Inc.
1,220	5.00%, 03/15/13 (m)	1,175
225	6.30%, 03/15/33 (m)	229
2,290	Series A, 8.13%, 06/15/10 (m)	2,514
1,985	Series C, 5.15%, 07/15/15 (m)	1,907
1,600	Series D, FRN, 4.82%, 09/28/07 (m)	1,601
1,090	Series E, 7.20%, 09/15/14 (m)	1,196
80	Florida Power & Light Co., 5.63%, 04/01/34 (m)	80
735	FPL Group Capital, Inc., 7.63%, 09/15/06 (m)	744
	Nisource Finance Corp.
4,785	5.25%, 09/15/17 (m)	4,597
1,985	5.45%, 09/15/20 (m)	1,893
1,890	Public Service Enterprise Group, Inc., FRN, 4.88%, 09/21/08 (m)	1,891
110	San Diego Gas & Electric Co., 5.35%, 05/15/35 (m)	107
		23,915
	Electronic Equipment & Instruments — 0.0% (g)
545	Celestica, Inc. (Canada), 7.88%, 07/01/11 (m)	556
	Food Products — 0.1%
95	Archer-Daniels-Midland Co., 5.94%, 10/01/32 (m)	98
1,425	General Mills, Inc., 5.13%, 02/15/07 (m)	1,424
		1,522
	Gas Utilities — 0.3%
1,155	Enterprise Products Operating LP, Series B, 6.65%, 10/15/34 (m)	1,206
3,500	Oneok, Inc., 5.51%, 02/16/08 (m)	3,503
		4,709
	Health Care Equipment & Supplies — 0.0% (g)
615	Fresenius Medical Care Capital Trust II, 7.88%, 02/01/08 (m)	638
	Health Care Providers & Services — 0.4%
	HCA, Inc.
1,035	6.38%, 01/15/15 (m)	1,033
1,000	6.50%, 02/15/16 (m)	997
2,000	Mariner Health Group, Inc., Series B, 9.50%, 04/01/06 (d) (f) (m)	—	(h)
2,970	WellPoint, Inc., 5.00%, 01/15/11 (m)	2,932
		4,962
	Hotels, Restaurants & Leisure — 0.2%
620	Sheraton Holding Corp., 7.38%, 11/15/15 (m)	673
1,190	MGM Mirage, Inc., 5.88%, 02/27/14 (m)	1,147
585	Vail Resorts, Inc., 6.75%, 02/15/14 (m)	587
		2,407
	Household Durables — 0.2%
	Beazer Homes USA, Inc.
1,025	6.50%, 11/15/13 (m)	974
200	6.88%, 07/15/15 (m)	192

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   23

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — Continued
730	DR Horton, Inc., 5.25%, 02/15/15 (m)	679
780	Sealy Mattress Co., 8.25%, 06/15/14 (m)	815
		2,660
	Household Products — 0.2%
725	ACCO Brands Corp., 7.63%, 08/15/15 (m)	673
1,917	Spectrum Brands, Inc., 7.38%, 02/01/15 (m)	1,653
		2,326
	Industrial Conglomerates — 0.3%
3,365	Hutchison Whampoa International Ltd. (Cayman Islands), 7.45%, 11/24/33 (e) (m)	3,895
	Insurance — 2.5%
	Allstate Corp. (The)
1,100	5.00%, 08/15/14 (m)	1,082
285	6.13%, 02/15/12 (m)	296
135	6.13%, 12/15/32 (m)	143
1,210	Aspen Insurance Holdings Ltd. (Bermuda), 6.00%, 08/15/14 (m)	1,194
570	AXA S.A. (France), 8.60%, 12/15/30 (m)	764
830	Axis Capital Holdings Ltd. (Bermuda), 5.75%, 12/01/14 (m)	824
80	Cincinnati Financial Corp., 6.13%, 11/01/34 (m)	83
	Endurance Specialty Holdings Ltd. (Bermuda)
200	6.15%, 10/15/15 (m)	202
1,150	7.00%, 07/15/34 (m)	1,222
1,000	GE Global Insurance Holding Corp., 7.75%, 06/15/30 (m)	1,252
	Hartford Financial Services Group, Inc.
240	4.70%, 09/01/07 (m)	238
360	7.90%, 06/15/10 (m)	396
5,545	ING Capital Funding Trust III, VAR, 8.44%, 12/31/49 (m)	6,222
1,640	ING Groep NV (Netherlands), VAR, 5.77%, 12/31/49 (m)	1,643
80	MBIA, Inc., 5.70%, 12/01/34 (m)	78
	Metlife, Inc.
3,215	5.00%, 06/15/15 (m)	3,133
415	5.38%, 12/15/12 (m)	418
295	6.13%, 12/01/11 (m)	307
145	6.50%, 12/15/32 (m)	161
3,085	Mony Group, Inc., 8.35%, 03/15/10 (m)	3,403
2,500	Nippon Life Insurance (Japan), 4.88%, 08/09/10 (e) (m)	2,444
	Protective Life Secured Trust
4,505	3.70%, 11/24/08 (m)	4,340
3,390	4.00%, 10/07/09 (m)	3,277
1,250	FRN, 4.68%, 01/14/08 (m)	1,252
1,700	Stingray Pass-Through Trust (Cayman Islands), 5.90%, 01/12/15 (e) (m)	1,656
		36,030
	IT Services — 0.1%
900	Sungard Data Systems, Inc., 10.25%, 08/15/15 (e) (m)	944
	Machinery — 0.0%
255	Deere & Co., 6.95%, 04/25/14 (m)	283
	Media — 0.7%
460	Cablevision Systems Corp., Series B, 8.00%, 04/15/12 (m)	452
500	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13 (m)	488
455	Charter Communications Operating LLC, 8.00%, 04/30/12 (e) (m)	458
615	Comcast Corp., 4.95%, 06/15/16 (m)	575
1,900	Dex Media, Inc., SUB, 0.00%, 11/15/13 (m)	1,596
580	DirecTV Holdings LLC, 6.38%, 06/15/15 (m)	578
	Echostar DBS Corp.
495	6.38%, 10/01/11 (m)	484
990	7.13%, 02/01/16 (e) (m)	980
245	News America Holdings, Inc., 7.75%, 01/20/24 (m)	275
1,925	News America, Inc., 6.20%, 12/15/34 (m)	1,904
1,285	TCI Communications, Inc., 8.75%, 08/01/15 (m)	1,534
200	Tele-Communications — TCI Group, 7.13%, 02/15/28 (m)	214
		9,538
	Metals & Mining — 0.3%
805	Teck Cominco Ltd. (Canada), 6.13%, 10/01/35 (m)	798
	Falconbridge Ltd. (Canada)
1,000	5.50%, 06/15/17 (m)	961
1,465	6.00%, 10/15/15 (m)	1,478
885	6.20%, 06/15/35 (m)	866
840	Newmont Mining Corp., 5.88%, 04/01/35 (m)	826
		4,929
	Multiline Retail — 0.2%
	Target Corp.
1,570	5.88%, 03/01/12 (m)	1,636
190	7.50%, 08/15/10 (m)	208
	Wal-Mart Stores, Inc.
1,600	4.13%, 02/15/11 (m)	1,533
90	5.25%, 09/01/35 (m)	87
		3,464

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 2.3%
150	Alberta Energy Co. Ltd (Canada), 7.38%, 11/01/31 (m)	183
255	Atlantic Richfield Co., 5.90%, 04/15/09 (m)	262
4,785	BP Canada Finance Co. (Canada), 3.38%, 10/31/07 (m)	4,659
765	BP Capital Markets PLC (United Kingdom), 2.75%, 12/29/06 (m)	752
1,395	Chesapeake Energy Corp., 6.50%, 08/15/17 (m)	1,404
4,700	ChevronTexaco Capital Co. (Canada), 3.50%, 09/17/07 (m)	4,594
1,255	Conoco Funding Co. (Canada), 6.35%, 10/15/11 (m)	1,324
4,000	Enterprise Products Operating LP, Series B, 5.00%, 03/01/15 (m)	3,797
908	Gazprom International S.A. (Luxembourg), Regulation S, 7.20%, 02/01/20	967
5,770	Gazstream S.A. for OAO Gazprom (Luxembourg), 5.63%, 07/22/13 (e)	5,741
	Kinder Morgan Energy Partners LP
735	5.00%, 12/15/13 (m)	710
2,915	5.13%, 11/15/14 (m)	2,822
4,725	5.70%, 01/05/16 (e) (m)	4,726
35	7.40%, 03/15/31 (m)	40
10	Lasmo USA, Inc., 7.30%, 11/15/27 (m)	12
800	Nexen, Inc. (Canada), 5.88%, 03/10/35 (m)	791
380	Ras Laffan LNG III (Qatar), 5.84%, 09/30/27 (e) (m)	377
40	Suncor Energy, Inc. (Canada), 7.15%, 02/01/32 (m)	49
100	Tosco Corp., 8.13%, 02/15/30 (m)	133
		33,343
	Paper & Forest Products — 0.1%
1,400	Georgia-Pacific Corp., 7.70%, 06/15/15 (m)	1,407
	Personal Products — 0.0% (g)
500	DEL Laboratories, Inc., 8.00%, 02/01/12 (m)	412
100	Procter & Gamble Co., 4.95%, 08/15/14 (m)	99
		511
	Pharmaceuticals — 0.5%
2,670	Abbott Laboratories, 5.63%, 07/01/06 (m)	2,676
1,550	Merck & Co., Inc., 5.25%, 07/01/06 (m)	1,550
3,305	Teva Pharmaceutical Finance LLC, 6.15%, 02/01/36 (m)	3,320
		7,546
	Real Estate — 0.6%
	iStar Financial, Inc.
1,210	5.15%, 03/01/12, REIT (m)	1,180
1,425	5.80%, 03/15/11, REIT (m)	1,437
2,710	5.88%, 03/15/16, REIT (m)	2,713
3,490	6.00%, 12/15/10, REIT (m)	3,559
		8,889
	Road & Rail — 0.5%
4,005	BNSF Funding Trust I, VAR, 6.61%, 12/15/55 (m)	4,207
3,093	CSX Corp., FRN, 4.99%, 08/03/06 (m)	3,096
		7,303
	Semiconductors & Semiconductor Equipment — 0.0% (g)
136	Advanced Micro Devices, Inc., 7.75%, 11/01/12 (m)	144
	Software — 0.2%
880	Computer Associates International, Inc., 5.63%, 12/01/14 (e) (m)	861
2,405	Oracle Corp. and Ozark Holding, Inc., FRN, 4.81%, 01/13/09 (e) (m)	2,405
		3,266
	Specialty Retail — 0.0% (g)
50	Lowe’s Cos., Inc., 6.88%, 02/15/28 (m)	58
	Supranational — 0.4%
5,000	European Investment Bank, 4.88%, 02/16/16 (m)	4,980
	Thrifts & Mortgage Finance — 0.7%
1,250	Sovereign Bancorp, Inc., FRN, 4.69%, 03/01/09 (e) (m)	1,251
9,100	Washington Mutual Preferred Funding Delaware, VAR, 6.53%, 12/31/49 (e)	9,108
		10,359
	Wireless Telecommunication Services — 0.6%
1,000	iPCS, Inc., 11.50%, 05/01/12 (m)	1,147
2,080	Motorola, Inc., 7.50%, 05/15/25 (m)	2,484
	New Cingular Wireless Services, Inc.
610	7.88%, 03/01/11 (m)	676
1,110	8.13%, 05/01/12 (m)	1,272
390	8.75%, 03/01/31 (m)	518
220	PanAmSat Corp., 9.00%, 08/15/14 (m)	232
500	PanAmSat Holding Corp., SUB, 0.00%, 11/01/14 (m)	356
860	Rogers Wireless, Inc. (Canada), 6.38%, 03/01/14 (m)	869

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   25

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Wireless Telecommunication Services — Continued
1,170		Vodafone Group PLC (United Kingdom), 7.75%, 02/15/10 (m)	1,269
			8,823
		Total Corporate Bonds (Cost $527,801)	520,092
		Foreign Government Securities — 4.7%
5,145		Bundesrepublik Deutschland (Germany), 4.75%, 07/04/34 (m)	7,215
2,660		Export-Import Bank Of Korea (South Korea), 4.63%, 03/16/10 (m)	2,598
		Government of Argentina (Argentina)
2,886		8.28%, 12/31/33 (m)	2,897
8,125		FRN, 4.89%, 08/03/12 (m)	6,646
7,864		VAR, 0.00%, 12/15/35 (m)	602
8,675		Government of Egypt (Egypt), 4.45%, 09/15/15 (m)	8,406
7,395		Government of France (France), 4.75%, 04/25/35 (m)	10,362
4,715		Government of Italy (Italy), 4.50%, 01/21/15 (m)	4,532
		Government of Peru (Peru)
440		7.35%, 07/21/25 (m)	463
1,266		7.35%, 07/21/25 (m)	1,332
3,140		FRN, 4.69%, 03/07/27	3,014
		Government of Ukraine (Ukraine)
742		6.88%, 03/04/11 (e) (m)	761
2,663		7.65%, 06/11/13 (m)	2,866
		Government of Venezuela (Venezuela)
3,200		10.75%, 09/19/13 (m)	4,032
2,530		9.38%, 01/13/34 (m)	3,302
2,000		National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14 (m)	1,996
250		Province of Quebec (Canada), 7.50%, 09/15/29 (m)	326
215		Region of Lombardy Italy (Italy), 5.80%, 10/25/32 (m)	235
3,090		Russian Federation (Russia), 12.75%, 06/24/28 (m)	5,709
		Total Foreign Government Securities (Cost $65,957)	67,294
		Private Placements — 1.4%
4,087		180 East End Avenue, Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.88%, 12/28/28 (i) (f)	4,518
728		200 East 27th St., Secured by Second Mortgage and Agreement on Co-op Apartment Building in New York City, 6.72%, 01/01/13 (i) (f)	757
10,517		200 East 57th St., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.50%, 01/01/14 (i) (f)	11,127
3,001		81 Irving Place, Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.95%, 01/01/29 (i) (f)	3,324
		Total Private Placements (Cost $18,333)	19,726
		Mortgage Pass-Through Securities — 42.7%
		Federal Home Loan Mortgage Corp. Gold Pool
978		6.00%, 02/01/11-01/01/35 (m)	991
85		7.00%, 12/01/25-02/01/26 (m)	88
203		7.50%, 10/01/26-02/01/27 (m)	214
155		8.00%, 04/01/26-07/01/26 (m)	166
39,500		TBA, 5.50%, 03/15/36	39,154
87,000		TBA, 5.50%, 04/15/36	86,157
31,710		TBA, 6.00%, 03/15/36	32,007
3		Federal Home Loan Mortgage Corp. Pool, 9.75%, 11/01/08 (m)	3
		Federal National Mortgage Association Pool
1,158		4.96%, 11/01/08 (m)	1,146
10,192		6.00%, 10/01/23-03/01/35 (m)	10,299
3,453		6.50%, 04/01/29-03/01/35 (m)	3,537
1,075		7.00%, 02/01/35-03/01/35 (m)	1,112
139		7.50%, 03/01/35 (m)	145
—	(h)	8.00%, 08/01/22 (m)	—	(h)
—	(h)	8.50%, 10/01/25 (m)	—	(h)
15,000		TBA, 4.50%, 04/25/34-03/25/36	14,119
70,290		TBA, 5.00%, 04/25/21-04/25/36	68,236
73,166		TBA, 5.50%, 04/18/21-04/25/36	73,239
224,190		TBA, 6.00%, 03/25/36	226,222
11,800		TBA, 6.50%, 03/25/36- 04/25/36	12,071
		Government National Mortgage Association Pool
1,614		7.00%, 09/15/31 (m)	1,687
49		9.00%, 02/15/10- 04/15/11 (m)	51
40,500		TBA, 5.50%, 03/15/36	40,589
		Total Mortgage Pass-Through Securities (Cost $608,737)	611,233
		U.S. Government Agency Securities — 4.3% (m)
		Federal Home Loan Mortgage Corp.
8,670		4.00%, 06/12/13	8,148
4,040		4.88%, 11/15/13	4,029
11,950		5.75%, 01/15/12	12,433
4,640		6.25%, 07/15/32	5,523
2,315		6.75%, 03/15/31	2,913

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
6,680	7.00%, 03/15/10	7,181
	Federal National Mortgage Association
2,025	2.38%, 02/15/07	1,977
14,745	3.25%, 08/15/08	14,182
2,600	5.25%, 08/01/12	2,605
830	6.13%, 03/15/12	880
15	7.13%, 01/15/30	19
1,600	Tennessee Valley Authority, 6.79%, 05/23/12	1,749
	Total U.S. Government Agency Securities (Cost $62,650)	61,639
	U.S. Treasury Obligations — 13.0% (m)
	U.S. Treasury Bonds
10,325	5.38%, 02/15/31	11,493
5,918	6.13%, 11/15/27	7,075
8,076	6.25%, 05/15/30	9,948
350	7.25%, 05/15/16 (k)	424
88	U.S. Treasury Inflation Indexed Bonds, 1.63%, 01/15/15	85
	U.S. Treasury Notes
1,300	3.38%, 02/28/07-10/15/09	1,274
1,305	3.50%, 02/15/10 (k)	1,251
41,765	3.88%, 07/31/07-09/15/10 (k)	41,270
495	4.00%, 02/15/15	473
13,554	4.13%, 08/15/08-05/15/15 (k)	13,285
37,215	4.25%, 01/15/11	36,645
34,475	4.38%, 11/15/08-12/15/10	34,123
27,600	4.50%, 11/15/15-02/15/16	27,413
1,745	4.88%, 02/15/12	1,769
	Total U.S. Treasury Obligations (Cost $188,032)	186,528

SHARES
	Preferred Stock — 0.1%
	Insurance — 0.1%
780	Axis Capital Holdings Ltd. (Bermuda), Series B, VAR, 7.50%, 12/01/15 (m)
	Total Preferred Stocks (Cost $780)	811
	Total Long-Term Investments (Cost $2,034,702)	2,022,052

NUMBER OF CONTRACTS/ NOTIONAL VALUE
Options Purchased — 0.9%
		Call Options Purchased — 0.5%
2		1 Year Mid Curve Euro Dollar, expiring 06/16/06 @ $95.75, American style	60
—	(h)	U.S. 5 Year Treasury Note, expiring 03/24/06 @ $105.5, American style	75
1		U.S. 5 Year Treasury Note, expiring 04/21/06 @ $106, American style	84
		Receiver Swaption on Interest Rate:
65,405		Expiring 04/18/06. If exercised the Fund receives 4.97% and pays floating 3 month LIBOR expiring 04/20/16, European Style.	265
125,960		Expiring 6/23/06. If exercised the Fund receives 4.08% and pays floating 3 month LIBOR expiring 06/27/07, European Style.	1
8,500		Expiring 12/02/15. If exercised the Fund receives 5.50% and pays floating 3 month LIBOR expiring 12/04/35, European Style.	703
8,500		Expiring 12/04/06. If exercised the Fund receives 5.05% and pays floating 3 month LIBOR expiring 12/06/11, European Style.	93
8,650		Expiring 12/14/06. If exercised the Fund receives 4.92% and pays floating 3 month LIBOR expiring 12/19/11, European Style.	76
8,650		Expiring 12/14/15. If exercised the Fund receives 5.38% and pays floating 3 month LIBOR expiring 12/17/35, European Style.	672
10,410		Expiring 01/22/07. If exercised the Fund receives 4.79% and pays floating 3 month LIBOR expiring 01/24/12, European Style.	78
10,410		Expiring 01/20/16. If exercised the Fund receives 5.16% and pays floating 3 month LIBOR expiring 01/22/36, European Style.	714
4,758		Expiring 01/24/11. If exercised the Fund receives 5.09% and pays floating 3 month LIBOR expiring 01/26/21, European Style.	219
27,145		Expiring 02/03/16. If exercised the Fund receives 5.25% and pays floating 3 month LIBOR expiring 02/05/36, European Style.	1,952
27,145		Expiring 02/05/07. If exercised the Fund receives 5.05% and pays floating 3 month LIBOR expiring 02/07/12, European Style.	350
21,602		Expiring 01/24/11. If exercised the Fund receives 5.09% and pays floating 3 month LIBOR expiring 01/26/21, European Style.	996

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   27

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

NUMBER OF CONTRACTS/ NOTIONAL VALUE		SECURITY DESCRIPTION	VALUE($)
Options Purchased — Continued
		Call Options Purchased — Continued
11,658		Expiring 02/12/07. If exercised the Fund receives 5.06% and pays floating 3 month LIBOR expiring 02/16/37, European Style.	494
13,730		Expiring 05/24/06. If exercised the Fund receives 4.90% and pays floating 3 month LIBOR expiring 05/26/11, European Style.	40
			6,872
		Put Options Purchased — 0.4%
—	(h)	1 Year Mid Curve Euro Dollar, expiring 03/10/06 @ $95.00, American style	10
1		90 Day Euro Dollar, expiring 06/19/06 @ $94.13, American style	417
—	(h)	U.S. 10 Year Treasury Note, expiring 03/24/06 @ $108.00, American style	31
—	(h)	U.S. 5 Year Treasury Note, expiring 03/24/06 @ $105.00, American style	97
1		U.S. 5 Year Treasury Note, expiring 04/21/06 @ $104.00, American style	63
—	(h)	U.S. 10 Year Treasury Note, expiring 04/21/06 @ $107.00, American style	103
		Payer Swaption on Interest Rate:
8,500		Expiring 12/04/06. If exercised the Fund pays 5.05% and receives floating 3 month LIBOR expiring 12/06/11, European Style.	99
8,500		Expiring 12/02/15. If exercised the Fund pays 5.50% and receives floating 3 month LIBOR expiring 12/04/35, European Style.	448
8,650		Expiring 12/14/06. If exercised the Fund pays 4.92% and receives floating 3 month LIBOR expiring 12/19/11, European Style.	129
8,650		Expiring 12/14/15. If exercised the Fund pays 5.38% and receives floating 3 month LIBOR expiring 12/17/35, European Style.	488
10,410		Expiring 01/22/07. If exercised the Fund pays 4.79% and receives floating 3 month LIBOR expiring 01/24/12, European Style.	197
4,758		Expiring 01/24/11. If exercised the Fund pays 5.09% and receives floating 3 month LIBOR expiring 01/26/21, European Style.	223
10,410		Expiring 01/20/16. If exercised the Fund pays 5.16% and receives floating 3 month LIBOR expiring 01/22/36, European Style.	666
27,145		Expiring 02/03/16. If exercised the Fund pays 5.25% and receives floating 3 month LIBOR expiring 02/05/36, European Style.	1,654
27,145		Expiring 02/05/07. If exercised the Fund pays 5.05% and receives floating 3 month LIBOR expiring 02/07/12, European Style.	367
21,602		Expiring 01/24/11. If exercised the Fund pays 5.09% and receives floating 3 month LIBOR expiring 01/26/21, European Style.	1,012
11,658		Expiring 02/12/07. If exercised the Fund pays 5.06% and receives floating 3 month LIBOR expiring 02/16/37, European Style.	502
13,730		Expiring 05/24/06. If exercised the Fund pays 5.30% and receives floating 3 month LIBOR expiring 05/26/11, European Style.	37
			6,543
		Total Options Purchased (Cost $14,612)	13,415

PRINCIPAL AMOUNT($)
Short-Term Investments — 1.6%
		Commercial Paper — 0.4%
4,750		Royal Bank, 4.51%, 04/07/06 (m)	4,728

SHARES
		Investment Company — 1.2%
17,369		JPMorgan Prime Money Market Fund (b) (m)	17,369
		Total Short-Term Investments (Cost $22,097)	22,097
		Total Investments — 143.8% (Cost $2,071,411)	2,057,564
		Liabilities in Excess of Other Assets — (43.8)%	(626,555)
		NET ASSETS — 100.0%	1,431,009

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
84	2 Year U.S. Treasury Notes	June, 2006	$17,168	$17
231	5 Year U.S. Treasury Notes	June, 2006	24,298	47
150	Eurodollar	June, 2006	35,599	(17)
150	Eurodollar	December, 2006	35,595	(37)
441	U.S. Treasury Bonds	June, 2020	49,874	115
	Short Futures Outstanding
(515)	Euro Bobl	March, 2006	(68,840)	162
(8)	10 Year Japanese Government Fund	March, 2006	(9,398)	51
(444)	5 Year U.S. Treasury Notes	June, 2006	(46,703)	(59)
(623)	10 Year U.S. Treasury Notes	June, 2006	(67,226)	(123)
(117)	U.S. Treasury Bonds	June, 2006	(13,232)	(32)
(60)	Eurodollar	March, 2007	(14,250)	— (h)
(60)	Eurodollar	June, 2007	(14,258)	— (h)
(200)	Eurodollar	December, 2007	(47,543)	14
(500)	Eurodollar	March, 2008	(118,850)	(2)
				136

Forward Foreign Currency Exchange Contracts

(Amounts in thousands)

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 02/28/06 (USD)	NET UNREALIZED APPRECIATION (USD)
15,278 EUR	03/24/06	$18,270	$18,236	$34

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
$(209,600)	Federal National Mortgage Association, 6.00%, 04/25/36 TBA	$(211,303)
(23,460)	Federal National Mortgage Association, 5.00%, 03/25/36 TBA	(22,786)
	Total Short Positions (Proceeds $233,406)	$(234,089)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   29

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

Options Written
(Amounts in thousands, except notional amount and number of contracts)

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
Call option on 1 Year Euro Dollar Future	$95.50	06/16/06	970	$(179)	$(79)
Call option on U.S. 10 Year Treasury Note Future, American style	112.00	05/26/06	102	(27)	(3)
Call option on U.S. 10 Year Treasury Note Future, American style	112.00	08/25/06	91	(29)	(16)
				$(235)	$(98)

Call Options Written on Interest Rate Swaps

DESCRIPTION	COUNTERPARTY	EXERCISE RATE*	EXPIRATION DATE	NOTIONAL VALUE (USD)	PREMIUM (USD)	VALUE (USD)
Call option on Interest Rate Swap	Merrill Lynch Capital Services	4.98%	01/20/09	$24,515,000	$(1,047)	$(879)
Call option on Interest Rate Swap	Merrill Lynch Capital Services	5.15%	12/15/08	19,200,000	(855)	(786)
Call option on Interest Rate Swap	Merrill Lynch Capital Services	5.27%	12/02/08	21,250,000	(958)	(964)
Call option on Interest Rate Swap	Credit Suisse International	5.04%	02/12/07	22,948,000	(602)	(502)
Call option on Interest Rate Swap	Deutsche Bank AG, New York	5.10%	02/24/09	54,920,000	(1,298)	(1,309)
Call option on Interest Rate Swap	Citibank, N.A.	4.99%	04/18/06	267,735,000	(333)	(225)
Call option on Interest Rate Swap	Citibank, N.A.	4.25%	06/23/06	24,900,000	(411)	(3)
Call option on Interest Rate Swap	Deutsche Bank AG, New York	5.15%	02/03/09	63,438,000	(2,737)	(2,663)
					$(8,241)	$(7,331)

*	The Fund will pay a floating rate based on 3-month USD LIBOR.

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
Put option on 90 Day Euro Dollar Future	$94.88	06/19/06	759	$(53)	$(104)
Put option on 1 Year Mid Curve Euro Dollar	95.00	06/16/06	759	(205)	(251)
Put option on U.S. 10 Year Treasury Note Future	107.00	03/24/06	61	(26)	(10)
Put option on U.S. 10 Year Treasury Note Future	106.00	05/26/06	102	(32)	(26)
Put option on U.S. 10 Year Treasury Note Future	106.00	04/21/06	219	(37)	(27)
Put option on U.S. 10 Year Treasury Note Future	104.00	08/25/06	91	(31)	(19)
				$(384)	$(437)

Put Options Written on Interest Rate Swaps

DESCRIPTION	COUNTERPARTY	EXERCISE RATE**	EXPIRATION DATE	NOTIONAL VALUE (USD)	PREMIUM (USD)	VALUE (USD)
Put option on Interest Rate Swap	Merrill Lynch Capital Services	4.98%	01/20/09	$24,515,000	$(1,047)	$(1,062)
Put option on Interest Rate Swap	Merrill Lynch Capital Services	5.15%	12/15/08	19,200,000	(855)	(709)
Put option on Interest Rate Swap	Merrill Lynch Capital Services	5.27%	12/02/08	21,250,000	(958)	(695)
Put option on Interest Rate Swap	Credit Suisse International	5.04%	02/12/07	22,948,000	(602)	(548)
Put option on Interest Rate Swap	Deutsche Bank AG, New York	5.10%	02/24/09	54,920,000	(1,298)	(1,259)
Put option on Interest Rate Swap	Deutsche Bank AG, New York	5.15%	02/03/09	63,438,000	(2,737)	(2,404)
Put option on Interest Rate Swap	Goldman Sachs Credit Management	5.18%	03/13/06	10,590,000	(57)	(10)
Put option on Interest Rate Swap	Deutsche Bank AG, New York	5.18%	03/13/06	13,750,000	(61)	(20)
					$(7,615)	$(6,707)

**	The Fund will receive a floating rate based on 3-month USD LIBOR.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

Interest Rate Swaps

	RATE TYPE
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Capital	5.09%, semi-annually	3 month LIBOR, quarterly	02/22/11	$44,350	$(59)
Barclays Capital	5.15%, semi-annually	3 month LIBOR, quarterly	02/16/16	20,920	(129)
Barclays Capital	3 month LIBOR, quarterly	5.09%, semi-annually	03/02/06	102,850	31
Citibank, N.A.	5.00%, semi-annually	3 month LIBOR, quarterly	02/07/11	24,425	63
Citibank, N.A.	3 month LIBOR, quarterly	4.89%, semi-annually	11/19/07	42,865	387
Citibank, N.A.	4.98%, semi-annually	3 month LIBOR, quarterly	11/17/10	18,400	(163)
Citibank, N.A.	5.10%, semi-annually	3 month LIBOR, quarterly	02/17/11	44,000	(11)
Citibank, N.A.	5.12%, semi-annually	3 month LIBOR, quarterly	02/16/16	18,460	(67)
Citibank, N.A.	3 month LIBOR, quarterly	4.99%, semi-annually	02/07/08	56,910	(81)
Credit Suisse International	5.12%, semi-annually	3 month LIBOR, quarterly	11/14/15	4,185	(71)
Credit Suisse International	5.05%, semi-annually	3 month LIBOR, quarterly	02/07/16	27,500	33
Credit Suisse International	5.06%, semi-annually	3 month LIBOR, quarterly	02/14/37	872	1
Credit Suisse International	3 month LIBOR, quarterly	5.04%, semi-annually	02/14/17	872	(2)
Deutsche Bank AG, New York	5.03%, semi-annually	3 month LIBOR, quarterly	11/15/10	6,390	(68)
Deutsche Bank AG, New York	5.07%, semi-annually	3 month LIBOR, quarterly	03/02/16	49,260	—
Deutsche Bank AG, New York	5.08%, semi-annually	3 month LIBOR, quarterly	02/21/16	10,500	—
Deutsche Bank AG, New York	5.09%, semi-annually	3 month LIBOR, quarterly	01/26/21	2,260	— (h)
Deutsche Bank AG, New York	5.09%, semi-annually	3 month LIBOR, quarterly	01/26/21	2,666	2
Deutsche Bank AG, New York	5.10%, semi-annually	3 month LIBOR, quarterly	02/21/11	22,175	(21)
Deutsche Bank AG, New York	5.14%, semi-annually	3 month LIBOR, quarterly	05/15/16	49,365	(211)
Deutsche Bank AG, New York	3 month LIBOR, quarterly	5.08%, semi-annually	03/02/36	12,525	—
Deutsche Bank AG, New York	3 month LIBOR, quarterly	5.09%, semi-annually	02/21/08	51,425	9
Deutsche Bank AG, New York	3 month LIBOR, quarterly	5.09%, semi-annually	03/02/08	101,540	—
Deutsche Bank AG, New York	3 month LIBOR, quarterly	5.10%, semi-annually	02/26/14	3,300	3
Deutsche Bank AG, New York	3 month LIBOR, quarterly	5.11%, semi-annually	05/15/08	101,885	(2)
Deutsche Bank AG, New York	3 month LIBOR, quarterly	5.15%, semi-annually	02/05/19	6,344	26
Deutsche Bank AG, New York	3 month LIBOR, quarterly	5.18%, semi-annually	05/15/36	12,600	189
Deutsche Bank AG, New York	4.47%, semi-annually	3 month LIBOR, quarterly	07/12/10	5,850	137
Goldman Sachs Credit Management	5.07%, semi-annually	3 month LIBOR, quarterly	02/11/11	41,000	(14)
Lehman Brothers Special Financing	4.21%, semi-annually	3 month LIBOR, quarterly	09/09/10	15,675	383
Lehman Brothers Special Financing	4.28%, semi-annually	3 month LIBOR, quarterly	09/09/10	12,410	264
Lehman Brothers Special Financing	4.37%, semi-annually	3 month LIBOR, quarterly	09/08/10	3,315	57
Lehman Brothers Special Financing	5.06%, semi-annually	3 month LIBOR, quarterly	02/24/11	43,740	1
Lehman Brothers Special Financing	5.09%, semi-annually	3 month LIBOR, quarterly	05/15/11	42,735	(73)
Lehman Brothers Special Financing	5.09%, semi-annually	3 month LIBOR, quarterly	05/16/16	50,140	(64)
Lehman Brothers Special Financing	3 month LIBOR, quarterly	4.50%, semi-annually	09/09/10	15,700	(179)
Lehman Brothers Special Financing	3 month LIBOR, quarterly	4.50%, semi-annually	09/09/10	15,700	(179)
Lehman Brothers Special Financing	3 month LIBOR, quarterly	5.08%, semi-annually	02/24/08	101,670	(4)
Lehman Brothers Special Financing	3 month LIBOR, quarterly	5.09%, semi-annually	05/15/08	77,710	(30)
Lehman Brothers Special Financing	3 month LIBOR, quarterly	5.12%, semi-annually	05/15/36	15,955	97
Merrill Lynch Capital Services	5.16%, semi-annually	3 month LIBOR, quarterly	01/22/36	3,331	(19)
Merrill Lynch Capital Services	5.25%, semi-annually	3 month LIBOR, quarterly	02/05/36	9,226	(112)
Merrill Lynch Capital Services	5.38%, semi-annually	3 month LIBOR, quarterly	12/17/35	2,800	(63)
Merrill Lynch Capital Services	5.50%, semi-annually	3 month LIBOR, quarterly	12/04/35	2,890	(90)
Merrill Lynch Capital Services	3 month LIBOR, quarterly	4.98%, semi-annually	01/22/19	2,452	(17)
Merrill Lynch Capital Services	3 month LIBOR, quarterly	5.15%, semi-annually	12/17/18	1,740	8
Merrill Lynch Capital Services	3 month LIBOR, quarterly	5.27%, semi-annually	12/04/18	1,910	25
Morgan Stanley Capital Services	5.17%, semi-annually	3 month LIBOR, quarterly	09/15/15	6,800	(94)
					$(107)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   31

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America	Computer Sciences Corp, 7.38%, 6/15/11	Buy	155.7 BPS quarterly	3/20/11	$5,950	$(197)
Barclays	Residential Capital Corp., 6.38%, 6/30/10	Sell	116 BPS quarterly	3/20/11	6,000	(19)
Citibank, N.A.	Argentina Government International Bond, 8.28%, 12/31/33	Buy	114 BPS semi-annually	10/20/07	2,850	(33)
Citibank, N.A.	Pemex, 9.50%, 9/15/27	Buy	116.5 BPS quarterly	5/20/10	15,000	(418)
Citibank, N.A.	Pemex, 9.50%, 9/15/27	Buy	125 BPS quarterly	6/20/10	11,000	(335)
Citibank, N.A.	Colombia Government International Bond, 8.38%, 2/15/27	Buy	207 BPS semi-annually	9/20/10	5,000	(304)
Citibank, N.A.	Colombia Government International Bond, 10.38%, 1/28/33	Buy	236 BPS semi-annually	9/20/10	9,200	(681)
Citibank, N.A.	Argentina Government International Bond, 8.28%, 12/31/33	Sell	296.5 BPS semi-annually	10/20/10	2,850	123
Citibank, N.A.*	Dow Jones CDX.NA.HY.BB.5	Buy	250 BPS quarterly	12/20/10	2,400	(12)
Citibank, N.A.	United Mexican States, 8.30%, 8/15/31	Sell	100 BPS semi-annually	5/20/10	15,000	394
Citibank, N.A.	United Mexican States, 8.30%, 8/15/31	Sell	105 BPS semi-annually	6/20/10	11,000	304
Citibank, N.A.	Government of Venezuela, 9.25%, 9/15/27	Sell	232 BPS semi-annually	9/20/10	5,000	304
Citibank, N.A.	Government of Venezuela, 9.25%, 9/15/27	Sell	258 BPS semi-annually	9/20/10	9,200	670
Citibank, N.A.	Government of Ukraine, 7.65%, 6/11/13	Sell	195.5 BPS semi-annually	3/16/06	4,750	70
Credit Suisse International	Arrow Electronics, Inc., 6.88%, 6/1/18	Buy	65 BPS quarterly	3/20/11	1,950	(8)
Credit Suisse International	Arrow Electronics, Inc., 6.88%, 6/1/18	Buy	60 BPS quarterly	3/20/11	2,500	— (h)
Credit Suisse International	Cendant Corp., 7.38%, 1/15/13	Buy	100 BPS quarterly	3/20/11	6,000	36
Deutsche Bank AG, New York	Avon Products, 7.15%, 11/15/09	Buy	35 BPS quarterly	6/20/13	2,730	(22)
Deutsche Bank AG, New York	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	105 BPS semi-annually	4/20/06	9,750	(50)
Deutsche Bank AG, New York	United Mexican States, 7.50%, 4/8/33	Buy	105 BPS semi-annually	6/20/10	10,000	(259)
Deutsche Bank AG, New York	United Mexican States, 7.50%, 4/8/33	Buy	106 BPS semi-annually	6/20/10	8,000	(210)
Deutsche Bank AG, New York	United Mexican States, 7.50%, 4/8/33	Buy	108 BPS semi-annually	4/20/10	10,000	(281)
Deutsche Bank AG, New York	United Mexican States, 7.50%, 4/8/33	Buy	96 BPS semi-annually	7/20/10	6,000	(129)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 3/31/30	Buy	123 BPS semi-annually	2/20/10	30,000	(892)
Deutsche Bank AG, New York	Aries Vermoegensverwaltungs, 9.60%, 10/25/14	Sell	126 BPS semi-annually	2/20/10	30,000	1,097
Deutsche Bank AG, New York	Brazilian Government International Bond, 12.25%, 3/6/30	Sell	235 BPS semi-annually	4/20/07	9,750	312
Deutsche Bank AG, New York	Government of Venezuela, 9.25%, 9/15/27	Sell	52 BPS annually	4/20/06	7,700	20
Deutsche Bank AG, New York	Russian Federation, 5.00%, 3/31/30	Sell	101 BPS semi-annually	7/20/10	6,000	138
Deutsche Bank AG, New York	Russian Federation, 5.00%, 3/31/30	Sell	104 BPS semi-annually	6/20/10	10,000	248
Deutsche Bank AG, New York	Russian Federation, 5.00%, 3/31/30	Sell	105 BPS semi-annually	6/20/10	8,000	202
Deutsche Bank AG, New York	Russian Federation, 5.00%, 3/31/30	Sell	119 BPS semi-annually	4/20/10	10,000	323
Goldman Sachs Credit Management	Computer Sciences Corp, 7.38%, 6/15/11	Buy	148 BPS quarterly	12/20/10	1,450	(47)
Goldman Sachs Credit Management	Computer Sciences Corp, 7.38%, 6/15/11	Buy	113 BPS quarterly	3/20/11	6,000	(83)
Goldman Sachs Credit Management	Jones Apparel Group, Inc., 5.13%, 11/15/14	Buy	100 BPS quarterly	3/20/11	3,950	(52)
Goldman Sachs Credit Management	Masco Corp., 6.75%, 3/15/06	Buy	49 BPS quarterly	12/20/10	1,950	(3)
Goldman Sachs Credit Management	Nucor Corp, 4.88%, 10/01/12	Buy	37 BPS quarterly	12/20/10	1,950	(8)
Goldman Sachs Credit Management	Radioshack Corp., 7.38%, 5/15/11	Buy	107 BPS quarterly	3/20/11	3,950	24
Goldman Sachs Credit Management	V.F. Corp., 8.50%, 10/1/10	Buy	54 BPS quarterly	3/20/11	1,950	(18)
Goldman Sachs Credit Management	Residential Capital Corp., 6.38%, 6/30/10	Sell	118 BPS quarterly	12/20/10	1,300	— (h)

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
HSBC Bank	Jones Appareal Group, Inc., 5.13%, 11/15/14	Buy	89 BPS quarterly	6/20/11	$6,000	$(27)
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 3/6/33	Buy	165 BPS semi-annually	2/20/11	9,040	(208)
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	261.5 BPS semi-annually	10/20/10	13,000	(945)
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	300 BPS semi-annually	9/20/10	6,250	(564)
Lehman Brothers Special Financing	H.J. Heinz, 6.00%, 3/15/08	Buy	47 BPS quarterly	3/20/11	4,050	16
Lehman Brothers Special Financing	United Mexican States, 7.50%, 4/8/33	Buy	53 BPS semi-annually	3/20/11	25,500	(47)
Lehman Brothers Special Financing	Colombia Government International Bond, 10.38%, 1/28/33	Buy	110 BPS semi-annually	2/20/11	9,500	(55)
Lehman Brothers Special Financing	Russian Federation, 5.00%, 3/31/30	Buy	54 BPS semi-annually	10/20/07	9,000	(60)
Lehman Brothers Special Financing	Russian Federation, 5.00%, 3/31/30	Buy	61 BPS semi-annually	10/20/07	9,000	(72)
Lehman Brothers Special Financing	Tribune Co., 5.50%, 10/6/08	Buy	95 BPS quarterly	3/20/11	3,850	(45)
Lehman Brothers Special Financing	Tribune Co., 5.50%, 10/6/08	Buy	81 BPS quarterly	6/20/11	6,000	(3)
Lehman Brothers Special Financing	Tyson Foods, Inc., 8.25%, 10/01/11	Buy	87 BPS quarterly	6/20/11	4,100	16
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	292 BPS semi-annually	2/20/11	9,040	201
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	303.5 BPS semi-annually	10/20/10	13,000	545
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	343 BPS semi-annually	9/20/10	6,250	382
Lehman Brothers Special Financing *	Dow Jones CDX.NA.HY.B.5	Sell	340 BPS quarterly	12/20/10	3,600	(78)
Lehman Brothers Special Financing	Gazprom, 8.63%, 4/28/34	Sell	104 BPS quarterly	10/20/07	9,000	123
Lehman Brothers Special Financing	Gazprom, 8.63%, 4/28/34	Sell	111 BPS semi-annually	10/20/07	9,000	135
Lehman Brothers Special Financing	Government of Venezuela, 9.25%, 9/15/27	Sell	133 BPS semi-annually	2/20/11	9,500	38
Lehman Brothers Special Financing	Russian Federation, 5.00%, 3/31/30	Sell	54 BPS semi-annually	3/20/11	25,500	87
Merrill Lynch Capital Services *	Dow Jones CDX.NA.IG.5	Sell	45 BPS quarterly	12/20/10	3,200	(6)
Morgan Stanley Capital Services	Alltel Corp., 7.00%, 7/1/12	Buy	37 BPS quarterly	12/20/10	3,200	4
Morgan Stanley Capital Services	Alltel Corp., 7.00%, 7/01/12	Buy	63 BPS quarterly	3/20/11	10,000	(74)
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	290 BPS semi-annually	10/20/10	5,250	(452)
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	335 BPS semi-annually	10/20/10	3,900	(170)
Morgan Stanley Capital Services	Centurytel, Inc., 7.88%, 8/15/12	Buy	73 BPS quarterly	3/20/11	9,000	(60)
Morgan Stanley Capital Services	United Mexican States, 7.50%, 4/8/33	Buy	112 BPS semi-annually	4/20/10	9,000	(292)
Morgan Stanley Capital Services	Colombia Government International Bond, 10.38%, 1/28/33	Buy	70 BPS semi-annually	10/20/07	18,700	(179)
Morgan Stanley Capital Services	Colombia Government International Bond, 10.38%, 1/28/33	Buy	70 BPS semi-annually	10/20/07	4,500	(42)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 3/31/30	Buy	64 BPS semi-annually	9/20/10	7,000	(76)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 3/31/30	Buy	75 BPS semi-annually	8/20/10	8,500	(108)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 3/31/30	Buy	90 BPS semi-annually	7/20/10	11,000	(214)
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	338 BPS semi-annually	10/20/10	5,250	314
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	400 BPS semi-annually	10/20/10	3,900	139
Morgan Stanley Capital Services	Government of Venezuela, 9.25%, 9/15/27	Sell	100 BPS semi-annually	10/20/07	4,500	61

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   33

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Morgan Stanley Capital Services	Government of Venezuela, 9.25%, 9/15/27	Sell	100 BPS semi-annually	10/20/07	$18,700	$258
Morgan Stanley Capital Services	Russian Federation, 5.00%, 3/31/30	Sell	140 BPS semi-annually	4/20/10	9,000	379
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 6/11/13	Sell	170 BPS semi-annually	8/20/10	8,500	65
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 6/11/13	Sell	176 BPS semi-annually	9/20/10	7,000	119
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 6/11/13	Sell	190 BPS semi-annually	7/20/10	11,000	195
Morgan Stanley Credit Products Ltd.	Autozone, Inc., 5.88%, 10/15/12	Buy	68 BPS quarterly	3/20/11	5,800	(1)
Morgan Stanley Credit Products Ltd.	Office Depot, Inc., 6.25%, 8/15/13	Buy	69 BPS quarterly	3/20/13	6,100	20
Union Bank of Switzerland AG, London	Cendant Corp., 7.38%, 1/15/13	Buy	104 BPS quarterly	3/20/11	3,900	3
Union Bank of Switzerland AG, London	Russian Federation, 5.00%, 3/31/30	Buy	90 BPS semi-annually	8/20/10	7,250	(167)
Union Bank of Switzerland AG, London	Government of Ukraine, 7.65%, 6/11/13	Sell	184 BPS semi-annually	8/20/10	7,250	160
						$(481)
* Premiums received of $43

Forward Rate Swaps

	RATE TYPE
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Merrill Lynch Capital Services	3 month LIBOR	4.86% semi-annually	3/13/06	$850,000	$(24)
Merrill Lynch Capital Services	3 month LIBOR	5.08% semi-annually	6/19/06	574,000	7
Merrill Lynch Capital Services	3 month LIBOR	5.09% semi-annually	6/19/06	652,900	32
Merrill Lynch Capital Services	3 month LIBOR	5.09% semi-annually	6/19/06	326,400	16
Merrill Lynch Capital Services	3 month LIBOR	5.10% semi-annually	6/19/06	307,000	23
					$54

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Capital (a)	FNMA, 5.50%, 03/06	$98.52	03/06/06	$9,000	$(44)
Barclays Capital (a)	FNMA, 6.00%, 03/06	100.56	03/06/06	12,000	37
Citibank, N.A. (a)	30 Year FNMA, 5.00%, 04/06	96.69	04/05/06	51,700	(135)
Citibank, N.A. (b)	30 Year FNMA, 5.00%, 05/06	96.72	05/04/06	21,000	28
Citibank, N.A. (b)	30 Year FNMA, 5.00%, 05/06	96.72	05/04/06	40,500	53
Citibank, N.A. (b)	30 Year FNMA, 5.50%, 04/06	98.91	04/05/06	63,000	—
Citibank, N.A. (a)	30 Year FNMA, 5.50%, 04/06	98.91	04/05/06	6,000	—
Citibank, N.A. (b)	30 Year FNMA, 5.50%, 04/06	98.91	04/05/06	48,725	—
Citibank, N.A. (a)	30 Year FNMA, 5.50%, 04/06	98.91	04/05/06	12,000	—
Citibank, N.A. (b)	30 Year FNMA, 6.00%, 03/06	100.88	03/06/06	14,000	3
Citibank, N.A. (a)	30 Year FNMA, 6.00%, 04/06	100.59	04/05/06	37,000	(79)
Citibank, N.A. (b)	15 Year FNMA, 5.50%, 04/06	100.22	04/11/06	13,700	16
Deutsche Bank AG, New York (a)	30 Year FNMA, 6.63%, 11/10	106.73	03/16/06	6,000	9
Deutsche Bank AG, New York (b)	30 Year FNMA, 5.50%, 04/06	98.91	04/05/06	26,500	—
Deutsche Bank AG, New York (a)	Treasury Note, 5.38%, 02/31	110.79	03/31/06	24,000	72
Deutsche Bank AG, New York (b)	Treasury Note, 4.50%, 02/16	99.23	03/31/06	48,435	(112)
Deutsche Bank AG, New York (a)	FHLMC, 4.50%, 01/14	97.38	04/05/06	10,495	(5)
Deutsche Bank AG, New York (a)	15 Year FNMA, 5.50%, 04/06	100.20	04/11/06	38,000	53

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers Special Financing (a)	30 Year FNMA, 6.00%, 05/11	$104.48	03/16/06	$41,470	$82
Lehman Brothers Special Financing (b)	FHLMC, 4.13%, 07/10	96.93	04/04/06	5,850	(1)
Lehman Brothers Special Financing (a)	30 Year FNMA, 5.00%, 03/06	98.64	03/06/06	32,585	(173)
Morgan Stanley Capital Services (a)	30 Year FNMA, 5.50%, 03/06	98.63	03/06/06	26,500	(103)
Morgan Stanley Capital Services (b)	15 Year FNMA, 5.50%, 04/06	100.13	04/11/06	38,000	79
Union Bank of Switzerland AG, London (a)	30 Year FNMA, 5.00%, 04/06	96.16	04/03/06	13,500	103
Union Bank of Switzerland AG, London (b)	15 Year FNMA, 5.50%, 04/06	99.98	04/12/06	14,000	53
Union Bank of Switzerland AG, London (a)	30 Year FNMA, 5.00%, 04/06	96.16	04/06/06	50,000	383
Union Bank of Switzerland AG, London (b)	30 Year FNMA, 5.50%, 03/06	98.63	03/06/06	55,000	215
Union Bank of Switzerland AG, London (b)	30 Year FNMA, 5.50%, 03/06	98.63	03/06/06	18,850	35
Union Bank of Switzerland AG, London (b)	30 Year FNMA, 6.00%, 03/06	100.69	03/06/06	10,000	21
Union Bank of Switzerland AG, London (b)	30 Year FNMA, 6.50%, 03/06	102.30	03/06/06	9,000	6
Union Bank of Switzerland AG, London (b)	30 Year FNMA, 4.50%, 03/06	93.84	03/06/06	11,500	29
Union Bank of Switzerland AG, London (b)	30 Year FHLMC Gold, 5.50%, 03/06	98.81	03/06/06	31,650	84
					$709

Spread Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers Special Financing (b)	10 Year Swap Spread Lock	$48.73	03/30/06	$24,315	$(20)

(a)	Fund pays the excess of the market price over the price lock and receives the excess of the price lock over the market price.

(b)	Fund pays the excess of the price lock over the market price and receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   35

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT (USD)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.5%
	Corporate Bonds — 9.8%
	Brazil — 1.0%
BRL 1,730	Citibank N.A., 15.00%, 07/02/10 (e)	887
	Germany — 4.9%
$250	Aries Vermoegensverwaltungs GmbH, 9.60%, 10/25/14 (e)	321
3,540	OAO Gazprom, 9.63%, 03/01/13 (e)	4,279
		4,600
	Luxembourg — 2.1%
550	Gaz Capital S.A., 8.63%, 04/28/34 (e)	710
908	Gazprom International S.A. (Luxembourg), Regulation S, 7.20%, 02/01/20	967
286	Gazstream S.A. (Gazprom), 5.63%, 07/22/13 (e)	285
		1,962
	United States — 1.6%
	Pemex Project Funding Master Trust
402	6.63%, 06/15/35	419
1,065	Regulation S, 5.75%, 12/15/15	1,063
		1,482
	Ukraine — 0.2%
195	Dresdner Kleinwort Wasserstein for CJSC The EXIM of Ukraine, 7.75%, 09/23/09	199
	Total Corporate Bonds (Cost $8,852)	9,130
	Foreign Government Securities — 71.1%
	Argentina — 8.6%
	Republic of Argentina
$ 5,325	FRN, 4.89%, 08/03/12 (m)	4,356
ARS 250	VAR, 5.83%, 12/31/33	108
ARS 14,014	VAR, 5.83%, 12/15/35	292
ARS 7,373	VAR, 5.88%, 12/31/33 (m)	3,184
		7,940
	Brazil — 13.6%
$300	Banco Nacional de Desenvolvimento Economico e Social, Regulation S, VAR, 5.73%, 06/16/08	292
	Federal Republic of Brazil
720	8.25%, 01/20/34	858
1,950	8.75%, 02/04/25	2,364
437	11.00%, 08/17/40	581
2,299	12.25%, 03/06/30	3,742
BRL 4,750	12.50%, 01/05/16	2,326
$1,705	FRN, 5.25%, 04/15/12	1,705
605	Series B, 8.88%, 04/15/24	738
		12,606
	Dominican Republic — 2.8%
	Dominican Republic
$2,313	9.04%, 01/23/18 (e)	2,568
48	Regulation S, 9.50%, 09/27/11	52
		2,620
	Ecuador — 1.1%
	Republic of Ecuador
370	Regulation S, SUB, 9.00%, 08/15/30	366
610	Regulation S, 9.38%, 12/15/15	639
		1,005
	El Salvador — 1.7%
	Republic of El Salvador
675	7.63%, 09/21/34 (e)	757
735	8.25%, 04/10/32 (e) (m)	862
		1,619
	Indonesia — 1.4%
1,245	Republic of Indonesia, 7.25%, 04/20/15 (e) (m)	1,289
	Mexico — 6.6%
	United Mexican States
MXN 54,800	8.00%, 12/19/13	5,270
$ 350	8.00%, 09/24/22	433
350	8.30%, 08/15/31	458
		6,161
	Panama — 3.5%
	Republic of Panama
609	6.70%, 01/26/36	619
1300	7.13%, 01/29/26	1,377
897	7.25%, 03/15/15	964
25	8.88%, 09/30/27	31
33	9.38%, 07/23/12	39
155	9.38%, 04/01/29	203
		3,233
	Peru — 3.9%
	Republic of Peru
770	7.35%, 07/21/25	810
730	8.38%, 05/03/16	843
541	8.75%, 11/21/33	655
1,379	VAR, 5.00%, 03/07/17	1,341
		3,649
	Phillippines — 1.5%
	Republic of Phillippines
730	9.88%, 01/15/19	880
380	10.63%, 03/16/25	493
		1,373

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT (USD)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Russia — 10.6%
	Russian Federation
$ 5,020	Regulation S, 8.25%, 03/31/10	5,309
235	Regulation S, 11.00%, 07/24/18	347
2,270	Regulation S, 12.75%, 06/24/28	4,194
		9,850
	Turkey — 2.8%
	Republic of Turkey
1,795	7.38%, 02/05/25	1,914
625	8.00%, 02/14/34	711
		2,625
	Ukraine — 4.4%
	Government of Ukraine
620	7.65%, 06/11/13 (e) (m)	667
595	Regulation S, 6.88%, 03/04/11	610
2,585	Regulation S, 7.65%, 06/11/13	2,782
		4,059
	Uruguay — 0.3%
240	Republic of Uruguay, 9.25%, 05/17/17	284
	Venezuela — 8.3%
	Republic of Venezuela
435	7.65%, 04/21/25	473
242	9.25%, 09/15/27	311
2,512	9.38%, 01/13/34	3,278
1,996	10.75%, 09/19/13	2,515
320	13.63%, 08/15/18	496
85	Regulation S, 7.00%, 12/01/18	87
500	Series A, VAR, 6.75%, 03/31/20	501
		7,661
	Total Foreign Government Securities (Cost $62,223)	65,974
	U.S. Treasury Obligations — 13.5%
	United States — 13.5%
	U.S. Treasury Notes
$ 8,000	4.25%, 01/15/11 (m)	7,878
4,500	4.50%, 02/15/16 (m)	4,483
135	6.88%, 05/15/06 (m) (k)	136
	(Cost $12,483)	12,497

SHARES
	Warrants — 0.1%
1	Republic of Venezuela Expires 04/15/20 (a) (Cost $0)	39
	Total Long-Term Investments (Cost $83,558)	87,640
Short-Term Investment — 6.6%
	Investment Company — 6.6%
6,085	JPMorgan Prime Money Market Fund (b) (m) (Cost $6,085)	6,085
	Total Investments — 101.1% (Cost $89,643)	93,725
	Liabilities in Excess of Other Assets — (1.1)%	(975)
	NET ASSETS — 100.0%	$92,750

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/06 (USD)	UNREALIZED DEPRECIATION (USD)
	Long Futures Outstanding
60	5 Year U.S. Treasury Notes	June, 2006	$6,311	$10
91	10 year U.S. Treasury Notes	June, 2006	9,819	23
	Short Futures Outstanding
(69)	U.S. Treasury Bonds	June, 2006	(7,803)	(19)
				$14

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   37

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
Citibank, N.A.	Government of Argentina, 8.28% 12/31/33	Buy	114 BPS semi-annually	10/20/07	$160	$(2)
Citibank, N.A.	Government of Argentina, 8.28% 12/31/33	Sell	296.5 BPS semi-annually	10/20/10	160	7
Citibank, N.A.	Government of Colombia, 8.38% 2/15/27	Buy	207 BPS semi-annually	9/20/10	450	(27)
Citibank, N.A.	Government of Colombia, 10.38% 1/28/33	Buy	236 BPS semi-annually	9/20/10	300	(22)
Citibank, N.A.	Pemex, 9.50% 9/15/27	Buy	125 BPS quarterly	6/20/10	1,000	(30)
Citibank, N.A.	Pemex, 9.50% 9/15/27	Buy	127 BPS quarterly	4/20/10	1,300	(43)
Citibank, N.A.	Republic of Venezuela, 9.25% 9/15/27	Sell	258 BPS semi-annually	9/20/10	300	22
Citibank, N.A.	Republic of Venezuela, 9.25% 9/15/27	Sell	232 BPS semi-annually	9/20/10	450	27
Citibank, N.A.	Russian Federation, 5.00% 3/31/30	Sell	149 BPS semi-annually	4/20/10	1,300	59
Citibank, N.A.	United Mexican States, 8.30% 8/15/31	Sell	105 BPS semi-annually	6/20/10	1,000	28
Deutsche Bank AG, New York	Government of Brazil, 12.25% 3/6/30	Sell	235 BPS semi-annually	4/20/07	300	10
Deutsche Bank AG, New York	Government of Brazil, 12.25% 3/6/30	Buy	105 BPS semi-annually	4/20/06	300	(2)
Deutsche Bank AG, New York	Republic of Venezuela, 9.25% 9/15/27	Sell	52 BPS annually	4/20/06	450	1
Deutsche Bank AG, New York	Russian Federation, 5.00% 3/31/30	Sell	77 BPS semi-annually	8/20/10	70	1
Deutsche Bank AG, New York	United Mexican States, 7.50% 04/08/33	Buy	81 BPS semi-annually	8/20/10	70	(1)
Lehman Brothers Special Financing	Gazprom, 8.63% 4/28/34	Sell	104 BPS semi-annually	10/20/07	500	6
Lehman Brothers Special Financing	Gazprom, 8.63% 4/28/34	Sell	111 BPS quarterly	10/20/07	500	7
Lehman Brothers Special Financing	Government of Argentina, 8.28% 12/31/33	Sell	303.5 BPS semi-annually	10/20/10	750	31
Lehman Brothers Special Financing	Government of Argentina, 8.28% 12/31/33	Sell	343 BPS semi-annually	9/20/10	350	21
Lehman Brothers Special Financing	Government of Brazil, 12.25% 3/6/30	Buy	261.5 BPS semi-annually	10/20/10	750	(55)
Lehman Brothers Special Financing	Government of Brazil, 12.25% 3/6/30	Buy	300 BPS semi-annually	9/20/10	350	(32)
Lehman Brothers Special Financing	Russian Federation, 2.25% 3/31/30	Buy	54 BPS semi-annually	10/20/07	500	(3)
Lehman Brothers Special Financing	Russian Federation, 12.75% 6/24/28	Buy	61 BPS semi-annually	10/20/07	500	(4)
Morgan Stanley Capital Services	Government of Argentina, 8.28% 12/31/33	Sell	338 BPS semi-annually	10/20/10	400	24
Morgan Stanley Capital Services	Government of Brazil, 12.25% 3/6/30	Buy	290 BPS semi-annually	10/20/10	400	(34)
Morgan Stanley Capital Services	Government of Ukraine, 7.65% 6/11/13	Sell	190 BPS semi-annually	7/20/10	500	9
Morgan Stanley Capital Services	Government of Ukraine, 7.65% 6/11/13	Sell	170 BPS semi-annually	8/20/10	750	6
Morgan Stanley Capital Services	Government of Ukraine, 7.65% 6/11/13	Sell	176 BPS semi-annually	9/20/10	400	7
Morgan Stanley Capital Services	Government of Colombia, 10.38% 1/28/33	Buy	70 BPS semi-annually	10/20/07	1,100	(10)
Morgan Stanley Capital Services	Government of Colombia, 10.38% 1/28/33	Buy	70 BPS semi-annually	10/20/07	300	(3)
Morgan Stanley Capital Services	Republic of Venezuela, 9.25% 9/15/27	Sell	100 BPS semi-annually	10/20/07	300	4
Morgan Stanley Capital Services	Republic of Venezuela, 9.25% 9//15/27	Sell	100 BPS semi-annually	10/20/07	1,100	14
Morgan Stanley Capital Services	Russian Federation, 5.00% 3/31/30	Buy	64 BPS semi-annually	9/20/10	400	(4)
Morgan Stanley Capital Services	Russian Federation, 5.00% 3/31/30	Buy	75 BPS semi-annually	8/20/10	750	(9)
Morgan Stanley Capital Services	Russian Federation, 5.00% 3/31/30	Buy	90 BPS semi-annually	7/20/10	500	(10)
Morgan Stanley Capital Services	Russian Federation, 5.00% 3/31/30	Sell	101 BPS semi-annually	7/20/10	2,000	48
Morgan Stanley Capital Services	United Mexican States, 7.50% 4/8/33	Buy	96 BPS semi-annually	7/20/10	2,000	(47)
Union Bank of Switzerland AG, London	Government of Ukraine, 7.65% 6/11/13	Sell	184 BPS semi-annually	8/20/10	300	7
Union Bank of Switzerland AG, London	Russian Federation, 5.00% 3/31/30	Buy	90 BPS semi-annually	8/20/10	300	(7)
						$(6)

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 105.3%
	Preferred Stock — 0.3%
	Diversified Financial Services — 0.3%
—(h)	Zurich RegCaPS Funding Trust, VAR, 6.01% (e) (Cost $457)	456
PRINCIPAL AMOUNT($)
	Asset Backed Securities — 27.3%
1,501	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 4.97%, 02/15/12 (e) (m)	1,504
	Ameriquest Mortgage Securities, Inc.
550	Series 2004-R11, Class M1, FRN, 5.19%, 11/25/34 (m)	553
500	Series 2005-R2, Class M2, FRN, 5.01%, 04/25/35 (m)	501
400	Asset Backed Funding Certificates, Series 2005-HE1, Class M2, FRN, 4.97%, 02/25/35 (m)	401
350	Bear Stearns Asset Backed Securities, Inc., Series 2005-HE3, Class M1, FRN, 4.96%, 03/25/35 (m)	351
1,650	Capital One Multi-Asset Execution Trust, Series 2003-A, FRN, 5.72%, 12/15/10 (i)	1,686
437	CARSS Finance LP (Cayman Islands), Series 2004-A, Class B1, FRN, 4.75%, 01/15/11 (e) (m)	438
	Centex Home Equity
278	Series 2004-B, Class AV1, FRN, 4.73%, 03/25/34 (m)	278
451	Series 2004-C, Class AV2, FRN, 4.78%, 06/25/34 (m)	451
	Citibank Credit Card Issuance Trust
2,050	Series 2003-C2, Class C2, FRN, 5.50%, 03/20/08 (m)	2,051
2,900	Series 2004-B1, Class B1, FRN, 4.71%, 05/20/11 (m)	2,908
	Citigroup Mortgage Loan Trust, Inc.
1,156	Series 2003-HE3, Class A, FRN, 4.91%, 12/25/33 (m)	1,159
1,250	Series 2005-OPT1, Class A1B, FRN, 4.74%, 02/25/35 (m)	1,251
1,050	Series 2005-OPT4, Class M2, FRN, 4.96%, 07/25/35 (m)	1,051
900	Series 2006-WMC1, Class A2C, FRN, 4.77%, 12/25/35 (m)	900
	Countrywide Asset-Backed Certificates
348	Series 2004-6, Class 2A4, FRN, 4.98%, 11/25/34 (m)	349
200	Series 2005-BC1, Class M1, FRN, 4.94%, 03/25/35 (m)	200

PRINCIPAL AMOUNT($)
200	Series 2005-BC1, Class M2, FRN, 4.97%, 05/25/35 (m)	200
	Countrywide Home Equity Loan Trust
1,520	Series 2003-C, Class A, FRN, 4.74%, 05/15/29 (m)	1,522
900	Series 2004-BC1, Class M1, FRN, 5.03%, 02/25/34 (m)	903
1,140	Fifth Third Home Equity Loan Trust, Series 2003-1, Class A, FRN, 4.74%, 09/20/23 (m)	1,141
1,084	Fleet Home Equity Trust, Series 2003-1, Class A, FRN, 4.74%, 01/20/33 (m)	1,085
700	Ford Credit Floorplan Master Owner Trust, Series 2005-1A, Class A, FRN, 4.62%, 05/15/10 (m)	700
	GE Corporate Aircraft Financing LLC
118	Series 2003-1A, Class A1, FRN, 4.70%, 06/25/10 (e) (m)	118
951	Series 2004-1A, Class A1, FRN, 4.62%, 08/25/11 (e) (m)	951
950	GMAC Mortgage Corp Loan Trust, Series 2004-HE4, Class A2, FRN, 4.72%, 03/25/35 (m)	952
180	Greenpoint Home Equity Loan Trust, Series 2003-1, Class A, FRN, 4.74%, 04/15/29 (m)	180
141	Household Automotive Trust, Series 2002-3, Class A4B, FRN, 4.81%, 05/18/09	141
	Long Beach Mortgage Loan Trust
2,050	Series 2003-4, Class M1, FRN, 5.21%, 08/25/33	2,057
450	Series 2005-1, Class 2A2, FRN, 4.78%, 02/25/35	450
765	MASTR Asset Backed Securities Trust, Series 2006-CI14, Class N1, 6.00%, 07/26/35	765
	Morgan Stanley ABS Capital I
150	Series 2005-HE2, Class M3, FRN, 5.01%, 01/25/35	150
100	Series 2005-HE2, Class M4, FRN, 5.16%, 01/25/35	100
550	New Century Home Equity Loan Trust, Series 2004-3, Class M1, FRN, 5.15%, 11/25/34	553
	Option One Mortgage Loan Trust
175	Series 2002-1, Class A3, FRN, 4.82%, 02/25/32	175
300	Series 2005-2, Class M1, FRN, 4.97%, 05/25/35	300
550	Park Place Securities, Inc., Series 2004-WHQ2, Class M2, FRN, 5.16%, 02/25/35	552
2,400	Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI2, FRN, 4.76%, 02/25/34	2,402
	Residential Asset Securities Corp.
49	Series 2003-KS11, Class A11B, FRN, 4.83%, 01/25/34	49

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   39

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset Backed Securities — Continued
350	Series 2005-KS11, Class M2, FRN, 4.95%, 12/25/35	350
437	Residential Funding Mortgage Securities II, Series 2003-HS4, Class A1B, FRN, 4.79%, 01/25/29	437
77	RMAC plc (United Kingdom), Series 2004-NS1A, Class A1B, FRN, 4.59%, 12/12/20 (e)	77
	Securitized Asset Backed Receivables LLC Trust
1,700	Series 2006-OP1, Class A2B, FRN, 4.67%, 10/25/35	1,700
500	Series 2005-OP1, Class M2, FRN, 4.98%, 01/25/35	501
224	Soundview Home Equity Loan Trust, Series 2005-OPT4, Class N1, 5.68%, 12/25/35 (e)	224
1,341	Wachovia Asset Securitization, Inc., Series 2004-HE1, Class A, FRN, 4.75%, 06/25/34 (e)	1,342
1,000	William Street Funding Corp., Series 2005-1, Class A, FRN, 4.88%, 01/23/11 (e)	1,000
	Total Asset Backed Securities (Cost $37,086)	37,109
	Collateralized Mortgage Obligations — 26.2%
	Agency CMO — 3.6%
	Federal Home Loan Mortgage Corp.
2,644	Series 2638, ClassKI, IO, 5.00%, 11/15/27 (m)	316
3,180	Series 2645, Class SB, FRN, IO, 2.63%, 07/15/27 (m)	189
1,343	Series 2827, Class AS, FRN, IO, 2.63%, 06/15/22 (m)	70
2,251	Series 2928, Class IN, IO, 5.00%, 10/15/24 (m)	222
1,844	Series 2975, Class IO, IO, 5.50%, 06/15/26 (m)	212
3,829	Federal Home Loan Mortgage Corp. Series 364, Class 6, IO, 5.00%, 11/01/35 (m)	812
	Federal National Mortgage Association
5,000	Series 2002-81, Class SJ, FRN, IO, 2.97%, 04/25/32 (m)	497
2,779	Series 2005-51, Class KI, IO, 5.50%, 01/25/25 (m)	288
2,000	Series 2005-63, Class PK, IO, 5.50%, 10/25/24 (m)	204
	Federal National Mortgage Association Grantor Trust
353	Series 2002-36, Class FS, FRN, 5.03%, 06/25/32 (m)	357
526	Series 2002-36, Class FT, FRN, 5.03%, 06/25/32 (m)	532
91	Federal National Mortgage Association Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	21
1,122	Federal National Mortgage Association Whole Loan Series 2003-121, Class FC, FRN, 4.93%, 02/25/28 (m)	1,127
		4,847
	Non-Agency CMO — 22.6%
	Adjustable Rate Mortgage Trust
1,276	Series 2004-5, Class 7A2, FRN, 4.91%, 04/25/35 (m)	1,273
1,474	Series 2005-1, Class 5A2, FRN, 4.86%, 05/25/35 (m)	1,470
638	Series 2005-8, Class 7A2, FRN, 4.81%, 11/25/35 (m)	640
723	Series 2005-11, Class 5A1, FRN, 4.80%, 02/25/36 (m)	725
1,314	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A1, FRN, 5.03%, 05/25/35 (m)	1,306
108	Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-31, Class A3, 5.75%, 01/25/33 (m)	108
776	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, FRN, 4.81%, 08/19/45 (m)	778
1,920	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, FRN, 4.88%, 01/25/35 (e) (m)	1,928
	Harborview Mortgage Loan Trust
747	Series 2005-3, Class 2A1A, FRN, 4.72%, 06/19/35 (m)	748
1,462	Series 2005-8, Class 1A2A, FRN, 4.81%, 09/19/35 (m)	1,465
1,773	Series 2005-15, Class 2A11, FRN, 4.76%, 10/20/45 (m)	1,777
	Indymac Index Mortgage Loan Trust
1,459	Series 2004-AR7, Class A1, FRN, 4.97%, 09/25/34	1,469
458	Series 2004-AR8, Class 2A1, FRN, 4.94%, 11/25/34	462
1,550	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36	1,542
	Lehman XS Trust
2,037	Series 2006-2N, Class 1A1, FRN, 4.80%, 02/25/46	2,037
965	Series 2005-2, Class 1A1, FRN, 4.81%, 08/25/35	967
1,140	Series 2005-7N, Class 1A1A, FRN, 4.80%, 11/25/35	1,144
1,695	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, FRN, 4.85%, 10/25/35	1,702

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Non-Agency CMO — Continued
	Thornburg Mortgage Securities Trust
857	Series 2003-2, Class A1, FRN, 4.87%, 04/25/43	858
1,597	Series 2004-3, Class A, FRN, 4.90%, 09/25/34	1,605
2,667	Wamu Alternative Mortgage Pass-Through Certificates, Series 2006-AR1, Class A1A, FRN, 4.78%, 02/25/36	2,668
	Washington Mutual, Inc.
2,001	Series 2005-AR13, Class A1A1, FRN, 4.82%, 10/25/45	2,010
2,130	Series 2005-AR9, Class A1A, FRN, 4.85%, 07/25/45	2,137
		30,819
	Total Collateralized Mortgage Obligations (Cost $35,531)	35,666
	Commercial Mortgage Backed Securities — 3.6%
1,427	CalSTRS Trust, Series 2002-C6, Class A1, FRN, 4.79%, 11/20/12 (e) (m)	1,430
850	Calwest Industrial Trust, Series 2003-CALA, Series A, FRN, 4.74%, 06/15/15 (e) (m)	850
998	CR, Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e)	1,023
135	GS Mortgage Securities Corp. II, Series 2003-FL6A, Class A1, FRN, 4.62%, 11/15/15 (e) (m)	135
1,450	LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2, 3.48%, 07/15/27	1,396
	Total Commercial Mortgage Backed Securities (Cost $4,932)	4,834
	Corporate Bonds — 40.2%
	Automobiles — 1.0%
1,300	DaimlerChrysler N.A. Holding Corp., FRN, 5.21%, 10/31/08 (m)	1,305
	Capital Markets — 0.6%
750	Lehman Brothers Holdings E-Capital Trust I, FRN, 5.15%, 08/19/65 (e)	752
	Commercial Banks — 9.9%
3,300	Banco Santander Chile (Chile), FRN, 4.81%, 12/09/09 (e) (m)	3,304
3,200	Deutsche Bank AG, FRN, 4.57%, 05/15/07 (m)	3,199
1,300	ING Bank NV (Netherlands), FRN, 4.85%, 10/14/14	1,301
	Islandsbanki HF (Iceland)
1,600	FRN, 4.76%, 10/15/08 (e)	1,601
400	FRN, 4.89%, 02/22/08 (e)	400
	National Australia Bank Ltd. (Australia)
700	FRN, 4.76%, 08/29/13	702
1,600	FRN, 4.98%, 03/12/13	1,609
1,000	VAR, 4.80%, 06/23/14	1,004
350	VTB Capital SA for Vneshtorgbank (Luxembourg), FRN, 5.25%, 09/21/07 (e)	351
		13,471
	Communications Equipment — 0.3%
400	Cisco Systems Inc., FRN, 4.85%, 02/20/09 (m)	400
	Consumer Finance — 1.5%
2,000	SLM Corp., FRN, 4.76%, 07/27/09	1,997
	Diversified Financial Services — 12.0%
2,500	CIT Group Holdings Inc., FRN, 4.81%, 01/30/09 (m)	2,499
	Counts Trust
1,400	Series 2002-10, FRN, 5.12%, 08/15/07 (e) (i)	1,409
1,400	Series 2002-11, FRN, 5.17%, 08/15/07 (e) (i)	1,409
500	Ford Motor Credit Co., FRN, 5.45%, 03/21/07 (m)	493
500	International Lease Finance Corp., VAR, 6.98%, 10/15/14	505
2,100	Links Finance LLC, FRN, 4.74%, 09/15/08 (e) (i)	2,100
	RACERS
2,000	Series 2005-7, Class C, FRN 4.37%, 05/09/06 (e) (i)	1,999
1,700	Series 2005-16, Class C, FRN, 4.49%, 09/20/07 (e) (i)	1,695
700	Residential Capital Corp., FRN, 5.67%, 11/21/08	705
1,700	Sigma Finance Corp. (Cayman Islands), FRN, 4.01%, 09/15/08 (e) (i)	1,700
1,200	Twin Reefs Pass-Through Trust, FRN, 5.42%, 12/31/49 (e)	1,200
600	ZFS Finance USA Trust I, FRN, 5.65%, 12/15/65 (e)	620
		16,334
	Diversified Telecommunication Services — 1.0%
400	Sprint Capital Corp., SUB, 4.78%, 08/17/06 (m)	399
1,000	Verizon Global Funding Corp., FRN, 4.88%, 08/15/07	1,000
		1,399
	Electric Utilities — 2.2%
900	Appalachian Power Co., FRN, 4.85%, 06/29/07 (m)	902
750	Dominion Resources Inc., FRN, 4.82%, 09/28/07 (m)	751
500	Pepco Holdings, Inc., FRN, 5.03%, 06/01/10	503
850	PSEG Funding Trust I, 5.38%, 11/16/07	848
		3,004

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   41

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
		Insurance — 4.4%
2,400		ASIF Global Financing, FRN, 4.74%, 03/14/08 (e)	2,405
1,950		Oil Insurance Ltd. (Bermuda), VAR, 4.74%, 10/06/06 (e) (i)	1,950
1,550		Two-Rock Pass Through Trust (Bermuda), FRN, 5.27%, 12/31/49 (e)	1,540
			5,895
		Property & Casualty Insurance — 0.9%
1,250		Chubb Corp., 4.93%, 11/16/07 (m)	1,244
		Real Estate — 3.6%
300		Duke Realty LP, FRN, 4.76%, 12/22/06 REIT (m)	300
1,000		iStar Financial, Inc., FRN, 4.83%, 03/03/08 REIT	1,002
900		Kimco Realty Corp., FRN, 4.88%, 08/01/06 REIT (m)	900
2,700		Westfield Capital Corp Ltd. (Australia), FRN, 4.98%, 11/02/07 (e)	2,707
			4,909
		Software — 1.0%
1,400		Oracle Corp and Ozark Holding Inc., FRN, 4.81%, 01/13/09 (e)	1,400
		Thrifts & Mortgage Finance — 1.8%
2,200		Countrywide Financial Corp., FRN, 4.77%, 12/19/08 (m)	2,203
300		Sovereign Bancorp, Inc., FRN, 4.69%, 03/01/09 (e)	300
			2,503
		Total Corporate Bonds (Cost $54,575)	54,613
		Municipal Bond — 0.1%
		North Carolina — 0.1%
200		Wake Forest University, VAR, 4.57%, 07/01/17 (Cost $200)	200
		Mortgage Pass-Through Securities — 7.0%
		Federal National Mortgage Association Pool
2,050		5.50%, 03/25/36, TBA (m)	2,030
3,700		6.00%, 03/25/36, TBA (m)	3,734
3,750		6.00%, 04/25/36, TBA (m)	3,780
		Total Mortgage Pass-Through Securities (Cost $9,487)	9,544
		U.S. Treasury Obligations — 0.6%
412		U.S. Treasury Inflation Indexed Bonds, 1.63%, 01/15/15	400
		U.S. Treasury Notes
150		4.50%, 02/15/36 (m)	150
225		5.38%, 02/15/31 (m)	250
		Total U.S. Treasury Obligations (Cost $792)	800
		Total Long-Term Investments (Cost $143,060)	143,222

NUMBER OF CONTRACTS
Options Purchased — 0.0% (g)
		Call Option Purchased — 0.0% (g)
—	(h)	U.S. 5 Year Treasury Note, expiring 03/24/06 @ $106.00, American Style.	1
		Put Option Purchased — 0.0% (g)
—	(h)	90 Day Euro-Dollar, expiring 06/19/06 @ $95.13, American Style.	30
		Total Options Purchased (Cost $16)	31

SHARES
Short-Term Investments — 1.4%
		Investment Company — 1.2%
1,593		JPMorgan Prime Money Market Fund (b) (m)	1,593

PRINCIPAL AMOUNT($)
		U.S. Treasury Obligations — 0.2%
260		U.S. Treasury Bill, 3.95%, 03/23/06 (k) (m) (n)	259
		Total Short-Term Investments (Cost $1,852)	1,852
		Total Investments — 106.7% (Cost $144,928)	145,105
		Liabilities in Excess of Other Assets — (6.7)%	(9,101)
		NET ASSETS — 100.0%	136,004

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
71	Euro-Dollars	March, 2006	16,883	(13)
28	Euro-Dollars	June, 2006	6,645	2
51	2 Year U.S. Treasury Notes	June, 2006	10,423	11
	Short Futures Outstanding
(25)	5 Year U.S. Treasury Notes	June, 2006	(2,630)	(3)
(10)	Euro-Dollars	March, 2007	(2,375)	—	(h)
(10)	Euro-Dollars	June, 2007	(2,376)	—	(h)
(12)	10 Year U.S. Treasury Notes	June, 2006	(1,295)	(3)
(10)	Euro-Dollars	December, 2007	(2,377)	—	(h)
(10)	Euro-Dollars	March, 2008	(2,377)	—	(h)
				(6)

Put Options Written
(Amounts in thousands, except number of contracts)

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
1 Year Euro-Dollar, American Style	$95.00	06/16/06	53	$(9)	$(17)
90 Day Euro-Dollar, American Style	94.88	06/19/06	53	(3)	(8)
				(12)	(25)

Interest Rate Swaps

	RATE TYPE
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.09% semi-annually	5/15/08	$2,700	$(1)
Lehman Brothers Special Financing	5.09% semi-annually	3 month LIBOR quarterly	5/15/16	1,750	(2)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.12% semi-annually	5/15/36	550	3
					$—

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers Special Financing (b)	30 YR FNMA, 5.5%, TBA, 3/06	98.64	3/6/06	$6,500	$(21)

(b)	Fund pays the excess of the price lock over the market price and receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   43

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT(USD)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.2%
	Asset Backed Securities — 1.3%
	AmeriCredit Automobile Receivables Trust
10	Series 2003-CF, Class A4, 3.48%, 05/06/10 (m)	10
15	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	15
10	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	10
25	Capital Auto Receivables Asset Trust, Series 2003-2, Class A4A, 1.96%, 01/15/09 (m)	24
10	Capital One Auto Finance Trust, Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	10
15	Citibank Credit Card Issuance Trust, Series 2001-A6, Class A6, 5.65%, 06/16/08 (m)	15
15	Countrywide Asset-Backed Certificates, Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	15
75	Ford Credit Auto Owner Trust, Series 2004-A, Class A4, 3.54%, 11/15/08 (m)	73
10	M&I Auto Loan Trust, Series 2003-1, Class A4, 2.97%, 04/20/09	10
	Onyx Acceptance Grantor Trust
13	Series 2003-C, Class A4, 2.66%, 05/17/10	12
10	Series 2003-D, Series A4, 3.20%, 03/15/10	10
3	Option One Mortgage Loan Trust, Series 2003-5, Class A2, FRN, 4.90%, 08/25/33	3
20	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15	22
	Residential Asset Securities Corp.
2	Series 2002-KS4, Class AIIB, FRN, 4.83%, 07/25/32	2
5	Series 2003-KS5, Class AIIB, FRN, 4.87%, 07/25/33	5
20	Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10	20
9	Wachovia Asset Securitization, Inc., Series 2002-HE2, Class A, FRN, 5.01%, 12/25/32	9
15	WFS Financial Owner Trust, Series 2003-4, Class A4, 3.15%, 05/20/11	15
	Total Asset Backed Securities (Cost $286)	280
	Collateralized Mortgage Obligations — 1.0%
	Agency CMO — 0.9%
814	Federal National Mortgage Association, Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	191
	Non-Agency CMO — 0.1%
1,770	CS First Boston Mortgage Securities Corp., Series 1997-2, Class X, IO, VAR, 0.91%, 06/25/20 (e) (m)	9
1	DLJ Mortgage Acceptance Corp., Series 1997-D, Class CTFS, VAR, 97.96%, 07/28/27 (e) (m)	1
22	MASTR Alternative Loans Trust Series 2004-13, Class 10A1, 8.00%, 01/25/35	22
		32
	Total Collateralized Mortgage Obligations (Cost $409)	223
	Commercial Mortgage Backed Securities — 1.9%
25	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A4, 4.52% 11/11/41 (m)	24
150	CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A3, 6.38%, 12/16/35 (m)	156
	Greenwich Capital Commercial Funding Corp.
45	Series 2003-C1, Class A4, 4.11%, 07/05/35	42
40	Series 2005-GG3, Class A4, VAR, 4.80%, 08/10/42	39
40	Series 2005-GG3, Class AJ, VAR, 4.86%, 08/10/42	38
60	LB-UBS Commercial Mortgage Trust, Series 2001-C2, Class A2, 6.65%, 11/15/27	64
20	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.92%, 03/12/35	20
40	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, VAR, 5.08%, 03/15/42	39
	Total Commercial Mortgage Backed Securities (Cost $419)	422
	Corporate Bonds — 28.6%
	Aerospace & Defense — 0.3%
15	General Dynamics Corp., 2.13%, 05/15/06 (m)	15
	L-3 Communications Corp.
10	5.88%, 01/15/15	9
40	6.38%, 10/15/15	40
		64
	Auto Components — 0.4%
5	Rexnord Corp., 10.13%, 12/15/12	5
35	Tenneco Automotive, Inc., 8.63%, 11/15/14	35
30	TRW Automotive, Inc., 11.00%, 02/15/13	34
15	United Components, Inc., 9.38%, 06/15/13	15
		89

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT(USD)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Automobiles — 0.3%
	Ford Motor Credit Co.
20	7.00%, 10/01/13 (m)	18
65	FRN, 6.17%, 01/15/10 (m)	58
		76
	Building Products — 0.1%
30	Jacuzzi Brands, Inc., 9.63%, 07/01/10	32
	Capital Markets — 2.1%
35	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	35
170	Morgan Stanley, 4.75%, 04/01/14	162
220	OAO Gazprom, 9.63%, 03/01/13 (e)	266
15	Nell AF SARL (Luxembourg), 8.38%, 08/15/15 (e)	15
		478
	Chemicals — 0.8%
10	Huntsman International LLC, 7.87%, 01/01/15 (e)	10
25	Huntsman LLC, 11.50%, 07/15/12	29
20	Ineos Group Holdings (United Kingdom) plc, 8.50%, 02/15/16 (e)	20
40	Lyondell Chemical Co., 10.50%, 06/01/13	45
15	Nalco Co., 7.75%, 11/15/11	15
	PolyOne Corp.
20	8.88%, 05/01/12	20
10	10.63%, 05/15/10	11
	Terra Capital, Inc.
5	11.50%, 06/01/10	5
25	12.88%, 10/15/08	29
		184
	Commercial Banks — 0.5%
20	ANZ Capital Trust, 5.36%, 12/31/49 (e) (m)	19
10	Cadets Trust, 4.80%, 07/15/13 (e) (m)	10
5	ForeningsSparbanken AB (Sweden), VAR, 9.00%, 12/31/49 (e)	6
30	HSBC Capital Funding LP/Jersey Channel Islands (Jersey), VAR, 9.55%, 12/31/49 (e)	35
15	Industrial Bank of Korea (South Korea), VAR, 4.00%, 05/19/14 (e)	14
5	RBS Capital Trust I, VAR, 6.42%, 12/29/49	5
20	Suntrust Bank, 2.50%, 11/01/06 (m)	20
		109
	Commercial Services & Supplies — 0.5%
70	Allied Waste North America, Series B7, 7.38%, 04/15/14 (m)	69
30	Corrections Corp. of America, 6.25%, 03/15/13 (m)	30
25	United Rentals North America, Inc., 6.50%, 02/15/12	25
		124
	Consumer Finance — 1.2%
	American General Finance Corp.
25	Series H,3.00%, 11/15/06 (m)	25
5	Series H,4.50%, 11/15/07 (m)	5
75	General Motors Acceptance Corp., 6.88%, 08/28/12 (m)	67
140	5.38%, 05/15/14	139
35	5.63%, 04/10/07	35
		271
	Containers & Packaging — 0.7%
20	AEP Industries, Inc., 7.88%, 03/15/13 (m)	20
25	Crown Americas LLC, 7.75%, 11/15/15 (i) (m)	26
	Graphic Packaging International Corp.
25	8.50%, 08/15/11 (m)	25
15	9.50%, 08/15/13	14
20	Group 1 Automotive, Inc., 8.25%, 08/15/13	20
25	Jefferson Smurfit Corp. US, 7.50%, 06/01/13	23
35	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13	37
		165
	Diversified Consumer Services — 0.1%
	Service Corp. International,
15	6.75%, 04/01/16	15
	Diversified Financial Services — 5.8%
200	Citigroup, Inc., 5.00%, 09/15/14 (m)	196
29	Consolidated Communications Holdings, Inc., 9.75%, 04/01/12 (m)	31
960	Core Investment Grade Bond Trust I, 4.66%, 11/30/07 (m)	943
5	National Rural Utilities Cooperative Finance Corp., 6.50%, 03/01/07 (m)	5
5	Prudential Holdings LLC, 8.70%, 12/18/23 (e)	6
55	UGS Corp., 10.00%, 06/01/12	60
45	Visant Corp., 7.63%, 10/01/12	46
		1,287

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   45

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT(USD)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — 2.3%
20	BellSouth Corp., 6.00%, 11/15/34 (m)	20
40	Citizens Communications Co., 6.25%, 01/15/13 (m)	39
	France Telecom S.A. (France)
15	7.75%, 03/01/11 (m)	17
10	8.50%, 03/01/31 (m)	13
30	Insight Midwest LP/Insight Capital, Inc., 10.50%, 11/01/10	32
30	Qwest Communications International, Inc., FRN, 8.25%, 02/15/09	31
10	Qwest Corp., 8.87%, 03/15/12	11
75	Royal KPN NV (Netherlands), 8.00%, 10/01/10	81
55	Sprint Capital Corp., 6.90%, 05/01/19	60
180	Verizon Global Funding Corp., 7.38%, 09/01/12	198
20	Wind Acquisition Finance S.A. (Luxembourg), 10.75%, 12/01/15 (e)	21
		523
	Electric Utilities — 0.6%
10	Alabama Power Co., Series Y, 2.80%, 12/01/06 (m)	10
50	Dominion Resources, Inc., 6.30%, 03/15/33 (m)	51
5	DTE Energy Co., 6.38%, 04/15/33 (m)	5
15	FPL Group Capital, Inc., 7.63%, 09/15/06 (m)	15
	Inergy Finance Corp.
5	6.88%, 12/15/14	5
10	8.25%, 03/01/16 (e)	10
10	Pacificorp, 4.30%, 09/15/08	10
	Sierra Pacific Resources
25	8.63%, 03/15/14	27
5	6.75%, 08/15/17 (e)	5
		138
	Electronic Equipment & Instruments — 0.1%
15	Celestica, Inc. (Canada), 7.88%, 07/01/11 (m)	15
	Energy Equipment & Services — 0.2%
25	Hanover Compressor Co., 9.00%, 06/01/14	27
5	Transocean, Inc. (Cayman Islands), 7.50%, 04/15/31	7
		34
	Gas Utilities — 0.0% (g)
5	Copano Energy LLC, 8.13%, 03/01/16 (e) (m)	5
	Health Care Equipment & Supplies — 0.1%
25	Fresenius Medical Care Capital Trust II, 7.88%, 02/01/08 (m)	26
	Health Care Providers & Services — 1.2%
15	Alderwoods Group, Inc., 7.75%, 09/15/12 (m)	16
25	Extendicare Health Services, Inc., 6.88%, 05/01/14 (m)	26
	HCA, Inc.
5	6.50%, 02/15/16	5
60	6.75%, 07/15/13	61
700	Mariner Health Group, Inc., 9.50%, 04/01/06 (d) (m)	—	(h)
45	Select Medical Corp., 7.63%, 02/01/15	38
40	7.00%, 06/15/17 (e)	41
35	Stewart Enterprises, Inc., 7.75%, 02/15/13 (e)	34
30	Tenet Healthcare Corp., 9.50%, 02/01/15 (e)	30
15	Triad Hospitals, Inc., 7.00%, 11/15/13	15
		266
	Hotels, Restaurants & Leisure — 0.8%
50	ITT Corp., 7.38%, 11/15/15	55
70	MGM Mirage, 6.75%, 09/01/12	71
45	Vail Resorts, Inc., 6.75%, 02/15/14	45
		171
	Household Durables — 0.7%
25	ALH Finance LLC/ALH Finance Corp., 8.50%, 01/15/13 (m)	24
20	Ames True Temper, FRN, 8.60%, 01/15/12 (m)	19
	Beazer Homes USA, Inc.
10	6.50%, 11/15/13 (m)	10
35	6.88%, 07/15/15 (m)	34
5	8.38%, 04/15/12 (m)	5
35	DR Horton, Inc., 5.25%, 02/15/15 (m)	32
35	Sealy Mattress Co., 8.25%, 06/15/14	37
		161
	Household Products — 0.6%
40	ACCO Brands Corp., 7.63%, 08/15/15 (m)	37
45	Gregg Appliances, Inc., 9.00%, 02/01/13	42
60	Spectrum Brands, Inc., 7.38%, 02/01/15	52
		131
	Independent Power Producers & Energy Traders — 0.1%
15	NRG Energy, Inc., 7.25%, 02/01/14	15
	Industrial Conglomerates — 0.2%
35	Covalence Specialty Materials Corp., 10.25%, 03/01/16 (e) (m)	36

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT(USD)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 1.2%
20	Aspen Insurance Holdings Ltd. (Bermuda), 6.00%, 08/15/14 (m)	20
210	ING Capital Funding Trust III, VAR, 8.44%, 12/31/49	236
20	Monumental Global Funding II, 3.90%, 06/15/09 (e)	19
		275
	Internet & Catalog Retail — 0.1%
20	Brookstone Co., Inc., 12.00%, 10/15/12 (e) (m)	19
	IT Services — 0.3%
35	Iron Mountain, Inc. 7.75%, 01/15/15	36
20	Sungard Data Systems, Inc., 9.13%, 08/15/13 (e)	21
10	Unisys Corp., 8.00%, 10/15/12	10
		67
	Leisure Equipment & Products — 0.0% (g)
5	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	5
	Machinery — 0.2%
50	Terex Corp., 7.38%, 01/15/14	52
	Media — 3.1%
25	Cablevision Systems Corp., 8.00%, 04/15/12 (m)	25
35	CanWest Media, Inc. (Canada), 8.00%, 09/15/12	36
65	Charter Communications Operating LLC/ Charter Communications Operating Capital, 8.00%, 04/30/12 (e) (m)	65
115	Comcast Corp., 4.95%, 06/15/16 (m)	107
10	CSC Holdings, Inc., 7.63%, 07/15/18 (m)	10
85	Dex Media, Inc., SUB, 0.00%, 11/15/13 (m)	71
50	DirecTV Holdings LLC, 6.38%, 06/15/15 (m)	50
	Echostar DBS Corp.
45	6.38%, 10/01/11 (m)	44
15	7.13%, 02/01/16 (i) (m)	15
15	Houghton Mifflin Co., 9.88%, 02/01/13	16
25	Lodgenet Entertainment Corp., 9.50%, 06/15/13	27
5	News America, Inc., 6.20%, 12/15/34	5
20	Quebecor Media, Inc. (Canada), 7.75%, 03/15/16 (e)	20
30	RH Donnelley Finance Corp. I, 10.88%, 12/15/12 (e)	34
25	RH Donnelley, Inc., 8.88%, 01/15/16 (e)	26
30	Sun Media Corp. (Canada), 7.63%, 02/15/13	31
10	TCI Communications, Inc., 7.88%, 02/15/26	11
10	Time Warner Entertainment Co. LP, 8.38%, 03/15/23	12
15	Vertis, Inc., 9.75%, 04/01/09	16
25	Videotron Ltee (Canada), 6.88%, 01/15/14	26
40	Warner Music Group, 7.38%, 04/15/14	40
		687
	Metals & Mining — 0.1%
25	Novelis, Inc. (Canada), 7.75%, 02/15/15 (e)	24
	Multi-Utilities — 0.4%
25	AES Corp. (The), 8.88%, 02/15/11 (m)	27
15	Dominion Resources, Inc., Series A, 8.13%, 06/15/10 (m)	17
20	Dynegy Holdings, Inc., 10.13%, 07/15/13 (e) (m)	23
10	PSEG Power LLC, 8.63%, 04/15/31	13
		80
	Office Electronics — 0.1%
20	Xerox Corp., 7.63%, 06/15/13	21
	Oil, Gas & Consumable Fuels — 1.0%
5	Alberta Energy Co., Ltd. (Canada), 7.38%, 11/01/31 (m)	6
15	BP Capital Markets plc (United Kingdom), 2.75%, 12/29/06 (m)	15
	Chesapeake Energy Corp.
5	6.50%, 08/15/17 (m)	5
5	6.50%, 08/15/17 (m)	5
40	7.00%, 08/15/14 (m)	42
30	Denbury Resources, Inc., 7.50%, 04/01/13 (m)	31
	Kinder Morgan Energy Partners LP
5	5.13%, 11/15/14	5
10	7.40%, 03/15/31	11
18	Pemex Project Funding Master Trust, 6.63%, 06/15/35	18
45	Pogo Producing Co., 6.63%, 03/15/15	45
15	Whiting Petroleum Corp., 7.25%, 05/01/13	15
15	Williams Cos, Inc., 7.63%, 07/15/19	17
		215
	Paper & Forest Products — 0.5%
25	Ainsworth Lumber Co., Ltd. (Canada), 7.25%, 10/01/12 (m)	23
75	Georgia-Pacific Corp., 9.50%, 12/01/11 (m)	82
5	International Paper Co., 5.85%, 10/30/12	5
		110

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   47

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT(USD)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Personal Products — 0.2%
10	DEL Laboratories, Inc., FRN, 9.68%, 11/01/11 (m)	10
311	Drypers Corp., Series B, 10.25%, 06/15/07 (d) (m)	3
20	Playtex Products, Inc., 8.00%, 03/01/11	21
		34
	Real Estate — 0.1%
30	Host Marriott LP, 6.38%, 03/15/15	30
	Road & Rail — 0.2%
	Hertz Corp.
20	8.88%, 01/01/14 (e)	21
5	10.50%, 01/01/16 (e)	5
	Norfolk Southern Corp.
2	5.59%, 05/17/25	2
4	5.64%, 05/17/29	4
3	7.25%, 02/15/31	4
1	7.80%, 05/15/27	1
		37
	Semiconductors & Semiconductor Equipment — 0.1%
16	Advanced Micro Devices, Inc., 7.75%, 11/01/12 (m)	17
	Textiles, Apparel & Luxury Goods — 0.2%
35	Russell Corp., 9.25%, 05/01/10	36
	Wireless Telecommunication Services — 1.2%
25	AirGate PCS, Inc., FRN, 8.35%, 10/15/11 (m)	26
20	Intelsat Bermuda Ltd. (Bermuda), FRN, 9.61%, 01/15/12 (e)	20
	New Cingular Wireless Services, Inc.
10	7.88%, 03/01/11 (m)	11
75	8.13%, 05/01/12 (m)	86
10	8.75%, 03/01/31 (m)	13
15	PanAmSat Corp., 9.00%, 08/15/14	16
25	PanAmSat Holding Corp., SUB, 0.00%, 11/01/14	18
40	Rogers Wireless, Inc. (Canada), 6.38%, 03/01/14	40
35	Rural Cellular Corp., 8.25%, 03/15/12	37
		267
	Total Corporate Bonds (Cost $7,289)	6,391
	Foreign Government Securities — 19.1%
	Argentina — 1.4%
	Government of Argentina
742	VAR, 0.00%, 12/15/35	57
75	FRN, 4.89%, 08/03/12	62
191	8.28%, 12/31/33	191
		310
	Barbados — 0.1%
25	Barbados Government International Bond, 7.25%, 12/15/21	28
	Belgium — 0.1%
EUR 25	Kingdom of Belgium, 4.25%, 09/28/13	32
	Brazil — 0.9%
	Brazilian Government International Bond
$45	8.75%, 02/04/25	54
20	8.25%, 01/20/34	24
	Federal Republic of Brazil
31	FRN, 5.25%, 04/15/12	31
20	8.88%, 10/14/19	24
45	12.25%, 03/06/30	73
		206
	Canada — 1.0%
	Government of Canada
CAD 35	5.50%, 06/01/10	33
CAD 10	8.00%, 06/01/27	13
	Province of Quebec
$ 100	6.13%, 01/22/11	105
50	7.50%, 09/15/29	65
		216
	Colombia — 0.3%
50	Government of Colombia, 8.25%, 12/22/14	58
	Dominican Republic — 1.2%
	Dominican Republic
190	9.04%, 01/23/18 (e)	211
62	9.50%, 09/27/11	67
		278
	El Salvador — 0.6%
	Government of El Salvador
35	7.63%, 09/21/34 (e)	39
80	8.25%, 04/10/32 (e) (m)	94
		133

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT(USD)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	France — 3.0%
	Government of France
EUR 80	3.50%, 04/25/15	95
EUR 230	4.00%, 04/25/09	281
EUR 20	4.00%, 04/25/13	25
EUR 50	4.00%, 04/25/14	62
EUR 115	4.75%, 04/25/35	161
EUR 40	5.00%, 10/25/16	54
		678
	Germany — 2.2%
	Bundesrepublik Deutschland
EUR 150	3.75%, 01/04/15	183
EUR 170	4.75%, 07/04/34	238
EUR 50	6.25%, 01/04/24	80
		501
	Indonesia — 0.7%
$ 154	Government of Indonesia, 7.25%, 04/20/15	159
	Malaysia — 0.3%
50	Government of Malaysia, 7.50%, 07/15/11	55
	Mexico — 0.3%
45	United Mexican States, 8.30%, 08/15/31	59
	Panama — 1.0%
	Government of Panama
75	7.25%, 03/15/15	81
45	8.88%, 09/30/27	56
60	7.13%, 01/29/26	64
10	9.38%, 07/23/12	12
		213
	Peru — 1.1%
	Government of Peru
95	VAR, 5.00%, 03/07/17	92
107	VAR, 5.00%, 03/07/17	104
46	8.38%, 05/03/16	53
		249
	Phillippines — 0.4%
75	Government of Philippines, 10.63%, 03/16/25	97
	Russia — 0.7%
25	Government of Russia, 11.00%, 07/24/18	37
	Russian Federation
55	8.25%, 03/31/10	58
35	12.75%, 06/24/28	65
		160
	South Africa — 0.4%
65	Government of South Africa, 8.50%, 06/23/17	81
	Turkey — 0.4%
	Government of Turkey
35	7.38%, 02/05/25	37
50	8.00%, 02/14/34	57
		94
	Ukraine — 1.2%
	Government of Ukraine
150	6.88%, 03/04/11 (e)	154
100	7.65%, 06/11/13	107
		261
	United Kingdom — 0.3%
	U.K. Treasury Gilt
GBP 10	4.75%, 09/07/15	18
GBP 20	6.00%, 12/07/28	46
		64
	Venezuela — 1.5%
	Government of Venezuela
$148	10.75%, 09/19/13	187
35	13.63%, 08/15/18	54
80	9.38%, 01/13/34	104
		345
	Total Foreign Government Securities (Cost $3,940)	4,277
	Private Placements — 8.4%
1,241	270 5th Ave., Secured by First Mortgage and Agreement on Co-op Apartment Building in Brooklyn, New York 6.93%, 08/01/18 (f) (i)	1,329
491	3512 Oxford Ave., Secured by First Mortgage and Agreement on Co-op Apartment in Riverdale, New York 8.45%, 06/01/17 (f) (i)	552
	Total Private Placements (Cost $1,732)	1,881
	Mortgage Pass-Through Securities — 27.0%
	Federal Home Loan Mortgage Corp. Gold Pool
56	6.00%, 05/01/17 - 01/01/35	56
1,500	TBA, 5.50%, 04/15/36 (e)	1,485
	Federal National Mortgage Association Pool
823	5.50%, 06/01/34 - 12/01/34 (m)	817
763	6.00%, 03/01/33 - 01/01/35 (m)	771
400	6.50%, 01/01/35 - 02/01/35 (m)	410
11	7.00%, 02/01/35 (m)	11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   49

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT(USD)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association Pool
200	TBA, 4.50%, 04/25/34 (e)	188
750	TBA, 5.00%, 04/25/36 (e)	727
510	TBA, 5.50%, 03/25/36 (e)	506
350	TBA, 6.00%, 03/25/36 (e)	353
715	Government National Mortgage Association Pool TBA, 5.50%, 03/15/36 (e)	717
	Total Mortgage Pass-Through Securities (Cost $6,080)	6,041
	U.S. Treasury Obligations — 6.9%
115	U.S. Treasury Bond, 6.25%, 05/15/30 (m)	142
	U.S. Treasury Notes
30	2.50%, 09/30/06 (m)	30
25	2.63%, 11/15/06 (k) (m)	25
110	3.13%, 01/31/07 (m)	108
90	3.50%, 02/15/10 (m)	86
40	3.63%, 04/30/07 (m)	39
30	3.63%, 01/15/10 (m)	29
10	3.63%, 06/15/10 (m)	10
15	3.75%, 05/15/08 (m)	15
5	3.88%, 05/15/10 (m)	5
15	4.00%, 08/31/07 (m)	15
130	4.00%, 03/15/10 (m)	127
10	4.00%, 04/15/10 (m)	10
25	4.00%, 02/15/15 (m)	24
15	4.13%, 08/15/10 (m)	15
80	4.13%, 05/15/15 (m)	77
10	4.25%, 01/15/11 (m)	10
178	4.25%, 11/15/14 (m)	173
195	4.25%, 08/15/15 (m)	190
20	4.38%, 11/15/08 (m)	20
50	4.38%, 12/15/10 (m)	49
180	4.50%, 11/15/15 (m)	179
10	5.38%, 02/15/31 (m)	11
125	5.50%, 08/15/28 (k) (m)	139
20	6.63%, 05/15/07 (k) (m)	20
	Total U.S. Treasury Obligations (Cost $1,551)	1,548

SHARES
	Warrants — 0.0% (g)
—(h)	Startec Global Communications Corp. (a)	—	(h)
	Total Long-Term Investments Cost ($21,706)	21,063
Short-Term Investments — 21.4%
	Discount Notes — 0.9%
200	Federal Home Loan Bank Discount Notes 4.43%, 03/01/06 (m) (n)	200

SHARES
	Investment Company — 20.4%
4,553	JPMorgan Prime Money Market Fund (b) (m)	4,553

PRINCIPAL AMOUNT(USD)
	U.S. Treasury Securities — 0.1%
26	U.S. Treasury Bills, 4.36%, 04/27/06 (k) (m) (n)	26
	Total Short-Term Investments (Cost $4,779)	4,779
	Total Investments — 115.6% (Cost $26,485)	25,842
	Liabilities in Excess of Other Assets — (15.6)%	(3,492)
	NET ASSETS — 100.0%	$22,350

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

Futures Contracts
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/06	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	EURO SCHATZ	March, 2006	$251	$(1)
9	U.S. Treasury Bonds	June, 2006	1,018	3
8	2 Year U.S. Treasury Notes	June, 2006	1,635	2
11	5 Year U.S. Treasury Notes	June, 2006	1,157	2
	Short Futures Outstanding
(2)	EURO-BUND	March, 2006	(287)	(1)
(8)	EURO-BOBL	March, 2006	(1,069)	4
(1)	U.S. Treasury Bonds	June, 2006	(113)	— (h)
(7)	5 Year U.S. Treasury Notes	June, 2006	(736)	(1)
(22)	10 Year U.S. Treasury Notes	June, 2006	(2,374)	(4)
				$4

Forward Foreign Currency Exchange Contracts
(Amounts in thousands)

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 02/28/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
7 EUR	3/29/2006	$9	$9	—	(h)
6 GBP	3/29/2006	10	10	—	(h)
		$19	$19	—	(h)

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 02/28/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
52 CAD	3/29/2006	$45	$46	$(1)
1,054 EUR	3/29/2006	1,276	1,258	18
42 GBP	3/29/2006	74	74	—	(h)
		$1,395	$1,378	$17

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   51

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — 99.3%
	Asset Backed Securities — 4.3%
1,000	GSAMP Trust, Series 2005-WMC2, Class A2B, FRN, 4.84%, 11/25/35	1,001
	Residential Asset Securities Corp.
250	Series 2005-AHL2, Class M1, FRN, 5.00%, 10/25/35	250
1,000	Series 2005-KS10, Class 1A2, FRN, 4.83%, 11/25/35	1,001
250	Soundview Home Equity Loan Trust, Series 2005-OPT4, Class M2, FRN, 5.13%, 12/25/35	250
	Total Asset Backed Securities (Cost $2,500)	2,502
	Collateralized Mortgage Obligations — 6.4%
	Non-Agency CMO — 6.4%
464	Adjustable Rate Mortgage Trust, Series 2005-12, Class 5A1, FRN, 4.83%, 03/25/36	465
735	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005- AR6, Class 2A1A, FRN, 4.86%, 10/19/45	737
	Harborview Mortgage Loan Trust
731	Series 2005-8, Class 1A2A, FRN, 4.90%, 09/19/35	732
956	Series 2005-11, Class 2A1A, FRN, 4.88%, 08/19/45	960
807	Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 2A1A, FRN, 4.89%, 10/25/36	813
	Total Collateralized Mortgage Obligations (Cost $3,694)	3,707
	Corporate Bonds — 1.3%
	Diversified Financial Services — 0.9%
500	Merrill Lynch & Co., Inc., Series C, FRN, 4.73%, 10/27/08	500
	Diversified Telecommunication Services — 0.4%
250	AT&T, Inc., FRN, 4.95%, 11/14/08	251
	Total Corporate Bonds (Cost $750)	751
	Foreign Government Securities — 0.4%
MXN 2,500	United Mexican States, Series MI10, 8.00%, 12/19/13 (Cost $235)	241
	Mortgage Pass-Through Securities — 3.1%
1,800	Federal National Mortgage Association Pool, 5.50%, 03/25/36, TBA (Cost $1,774)	1,783
	U.S. Treasury Obligations — 83.8%
	U.S. Treasury Inflation Indexed Bonds
4,986	0.88%, 04/15/10	4,780
1,577	1.63%, 01/15/15	1,530
3,750	1.88%, 07/15/13	3,726
2,307	1.88%, 07/15/15	2,285
1,938	1.98%, 01/15/26	1,950
2,812	2.00%, 01/15/14	2,814
3,918	2.00%, 07/15/14	3,923
3,099	2.00%, 01/15/16	3,099
4,787	2.38%, 01/15/25	5,088
7,032	3.00%, 07/15/12	7,476
1,059	3.38%, 04/15/32	1,400
3,082	3.63%, 01/15/08	3,191
2,484	3.88%, 01/15/09	2,628
4,398	4.25%, 01/15/10	4,790
	Total U.S. Treasury Obligations (Cost $49,174)	48,680
	Total Long Term Investments (Cost $58,127)	57,664
NUMBER OF CONTRACTS
Options Purchased — 0.0% (g)
	Call Options Purchased — 0.0% (g)
6	Call option on Eurodollar, expiring on 05/04/06 @ $20.81	—	(h)
6	Call option on Eurodollar, expiring on 05/29/06 @ $22.50	2
		2
	Put Options Purchased — 0.0% (g)
—(h)	Put option on 90 day Eurodollar Future, expiring on 06/19/06 @ $95.13	12
3	Put option on Treasury Notes, expiring on 03/22/06 @ $1.38	—	(h)
		12
	Total Options Purchased (Cost $8)	14

SHARES
Short-Term Investments — 3.3%
	Investment Company — 3.2%
1,877	JPMorgan Prime Money Market Fund (b) (m)	1,877

PRINCIPAL AMOUNT($)
	U.S. Treasury Bills — 0.1%
40	U.S. Treasury Bills, 4.30%, 04/27/06 (n) (k)	40
	Total Short-Term Investments (Cost $1,917)	1,917
	Total Investments — 102.6% (Cost $60,052)	59,595
	Liabilities in Excess of Other Assets — (2.6)%	(1,509)
	NET ASSETS — 100.0%	58,086

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

Futures Contracts
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
4	Canadian 10 Year Bond Index	June, 2006	$397	$1
9	Euro-Schatz Future	March, 2006	1,128	(1)
9	EuriBor Future	September, 2006	2,600	(1)
2	10 year JGB TSE Index	March, 2006	2,350	(3)
46	U.S. 2 Year Treasury Note	June, 2006	9,401	11
				$7
	Short Futures Outstanding
57	U.S. 5 Year Treasury Note	June, 2006	5,996	$(7)
16	U.S. 10 Year Treasury Note	June, 2006	1,727	(4)
				$(11)

Forward Foreign Currency Exchange Contracts
(Amounts in thousands)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 02/28/06 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
119	AUD	05/15/06	$88		$88		$—	(h)
170	AUD for
163	CHF	05/15/06	126		125		(1)
86	CAD for
8,719	JPY	05/15/06	76		76		—	(h)
163	CHF for
171	AUD	05/15/06	125		127		2
92	EUR	05/15/06	112		111		(1)
29	EUR for
4,026	JPY	05/15/06	34		35		1
15	EUR for
25	TRY	05/15/06	18	#	19	#	1
44	GBP	03/17/06	75		77		2
221	GBP	05/15/06	385		388		3
10,149	JPY	05/15/06	87		89		2
8,707	JPY for
86	CAD	05/15/06	76	#	76	#	—	(h)
1,160	MXN	05/15/06	110		110		—	(h)
57	NZD for
51	AUD	05/15/06	38	#	38	#	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   53

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 02/28/06 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
550	PLN for
145	EUR	05/15/06	174		173		(1)
1,057	SEK	05/15/06	137		134		(3)
59	SGD	05/15/06	36		36		—	(h)
1,487	THB	05/15/06	38		38		—	(h)
60	TRY	05/15/06	45		45		—	(h)
26	TRY for
16	EUR	05/15/06	20	#	19	#	(1)
222	ZAR for
383	MXN	05/15/06	36	#	36	#	—	(h)
			$1,836		$1,840		$4

#	For cross-currency exchange contracts, the settlement value is the market value at 02/28/06 of the currency being sold, and the value at 02/28/06 of the currency being purchased.

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 02/28/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
179	AUD	05/15/06	$133	$133	$—	(h)
207	CAD	03/17/06	181	182	(1)
301	CHF	05/15/06	234	232	2
408	EUR	05/15/06	491	489	2
109	GBP	03/17/06	192	190	2
19,759	JPY	05/15/06	169	172	(3)
394	MXN	05/15/06	37	37	—	(h)
262	NOK	05/15/06	39	39	—	(h)
59	SGD	05/15/06	36	36	—	(h)
1,487	THB	05/15/06	38	38	—	(h)
62	TRY	05/15/06	46	47	(1)
444	ZAR	05/15/06	72	72	—	(h)
			$1,668	$1,667	$1

Options Written
(Amounts in thousands, except number of contracts)

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Put Options Written
Put option on 90 days Eurodollar future	$94.88	06/19/06	22	$(1)	$(3)
Put option on 1-year Mid-Curve Eurodollar future	95.00	06/16/06	22	(4)	(7)
				$(5)	$(10)

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Capital	Russian Federation, 5.00%, 03/31/30	Buy	77 BPS semi-annually	10/20/10	$1,000	$(16)
Barclays Capital	Gazpru, 8.63%, 04/28/34	Sell	156 BPS quarterly	10/20/10	1,000	33
Deutsche Bank AG, New York	Republic Of Venezuela, 9.25%, 09/15/27	Sell	52 BPS semi-annually	04/20/06	500	1
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Buy	53 BPS semi-annually	02/20/11	600	(2)
Deutsche Bank AG, New York	Ukraine, 7.65%, 06/11/13	Sell	176 BPS semi-annually	02/20/11	600	4
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	104 BPS quarterly	10/20/07	550	7
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	111 BPS quarterly	10/20/07	550	8
Lehman Brothers Special Financing	Russian Federation, 5.00%, 03/31/30	Buy	54 BPS semi-annually	10/20/07	550	(4)
Lehman Brothers Special Financing	Russian Federation, 5.00%, 03/31/30	Buy	61 BPS semi-annually	10/20/07	550	(4)
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	503.5 BPS semi-annually	10/20/10	800	34
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	261.5 BPS semi-annually	10/20/10	800	(58)
Lehman Brothers Special Financing	Mexico Government International Bond, 7.50%, 04/08/33	Buy	53 BPS semi-annually	03/20/11	1,250	(2)
Lehman Brothers Special Financing	Russia Government International Bond, 5.00%, 03/31/30	Sell	54 BPS semi-annually	03/20/11	1,250	4
Morgan Stanley Capital Services	Republic Of Venezuela, 9.25%, 09/15/27	Sell	100 BPS semi-annually	10/20/07	400	6
Morgan Stanley Capital Services	Republic Of Venezuela, 9.25%, 09/15/27	Sell	100 BPS semi-annually	10/20/07	1,750	24
Morgan Stanley Capital Services	Republic Of Columbia, 10.38%, 01/28/33	Buy	70 BPS semi-annually	10/20/07	1,750	(17)
Morgan Stanley Capital Services	Republic Of Columbia, 10.38%, 01/28/33	Buy	70 BPS semi-annually	10/20/07	400	(4)
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	290 BPS semi-annually	10/20/10	300	(26)
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	335 BPS semi-annually	10/20/10	100	(11)
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	338 BPS semi-annually	10/20/10	300	18
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	400 BPS semi-annually	10/20/10	100	9
						4

Interest Rate Swaps

	RATE TYPE
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE (USD)
Lehman Brothers International (Europe)	6 month JPY LIBOR semi-annually	0.79% semi-annually	02/24/08	JPY 690,000	$ (8)
Lehman Brothers International (Europe)	3.40% annually	6 month EURIBOR semi-annually	02/10/11	EUR 1,600	5
Lehman Brothers International (Europe)	1.98% semi-annually	6 month JPY LIBOR semi-annually	02/24/17	JPY 70,000	5
Lehman Brothers International (Europe)	6 month EURIBOR semi-annually	3.98% annually	02/11/36	EUR 420	—
Lehman Brothers Special Financing	3.18% annually	6 month EURIBOR semi-annually	01/12/11	EUR 1,470	20
Lehman Brothers Special Financing	6 month EURIBOR semi-annually	3.71% annually	01/14/36	EUR 370	(21)
Morgan Stanley Capital Services	1.72% semi-annually	6 month JPY LIBOR semi-annually	02/21/16	JPY 55,000	3
Morgan Stanley Capital Services	1.77% semi-annually	6 month JPY LIBOR semi-annually	02/28/16	JPY 198,000	4
					8

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   55

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE (USD)
Lehman Brothers Special Financing (a)	Government of France, 3.15%, 07/25/32	$136.25	03/28/06	EUR 150	$—	(h)
Lehman Brothers Special Financing (b)	U.S. Treasury TIPS, 3.88%, 04/15/29	135.10	03/30/06	$5,405	78
Lehman Brothers Special Financing (b)	U.K. Treasury Gilt, 2.00%, 01/26/35	147.81	07/25/06	GBP 95	7
					$85

(a)	Fund pays the excess of the market price over the price lock and receives the excess of the price lock over the market price.

(b)	Fund pays the excess of the price lock over the market price and receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 109.0%
	Preferred Stocks — 1.5%
	Capital Markets — 1.2%
7	Pinto Totta International Finance, VAR, 7.77% (e) (m)	6,878
	Commercial Banks — 0.1%
400	Royal Bank of Scotland Group plc ADR (United Kingdom), 9.12%, 12/31/49 (m)	452
	Consumer Finance — 0.2%
13	SLM Corp., Series B, VAR, 5.19% (m)	1,291
	Total Preferred Stocks (Cost $9,292)	8,621

PRINCIPAL AMOUNT($)
	Asset Backed Securities — 16.7%
2,251	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 5.07%, 02/15/12 (e) (m)	2,256
	AmeriCredit Automobile Receivables Trust
2,800	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	2,721
4,900	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	4,858
1,278	Asset Backed Funding Corp. NIM Trust, Series 2005-WMC1, Class N1, 5.90%, 07/26/35 (e) (m)	1,277
550	Capital One Auto Finance Trust, Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	540
3,400	Capital One Multi-Asset Execution Trust, Series 2004-B5, Class B5, 3.70%, 05/17/10 (m)	3,335
	CARSS Finance LP (Cayman Islands)
262	Series 2004-A, Class B1, FRN, 4.85%, 01/15/11 (e) (m)	263
604	Series 2004-A, Class B2, FRN, 5.52%, 01/15/11 (e) (m)	606
	Citibank Credit Card Issuance Trust
4,375	Series 2001-C3, Class C3, 6.65%, 05/15/08 (m)	4,390
5,050	Series 2003-C2, Class C2, FRN, 5.50%, 03/20/08 (m)	5,051
3,600	Citigroup Mortgage Loan Trust Inc, Series 2005-WF2, Class AF4, SUB, 4.96%, 08/25/35 (m)	3,551
3,250	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	3,207
	Countrywide Asset-Backed Certificates
2,200	Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	2,154
3,750	Series 2006-3, Class 2A2, FRN, 4.75%, 10/25/34 (m)	3,751
500	EQCC Home Equity Loan Trust, Series 2002-1, Class 2A, FRN, 4.88%, 11/25/31 (m)	500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Asset Backed Securities — Continued
4,750	GSAMP Trust, Series 2006-NC1, Class A2, FRN, 4.75%, 02/25/36 (m)	4,750
4,400	Home Equity Asset Trust, Series 2006-3, Class 2A3, FRN, 4.93%, 07/25/36 (m)	4,397
1,700	Household Automotive Trust, Series 2003-2, Class A4, 3.02%, 12/17/10 (m)	1,661
	HSI Asset Securitization Corp. Trust
5,550	Series 2006-OPT1, Class 2A3, FRN, 4.77%, 12/25/35 (m)	5,550
5,700	Series 2006-OPT2, Class 2A3, FRN, 4.80%, 01/25/36 (m)	5,700
	Long Beach Mortgage Loan Trust
4,000	Series 2004-3, Class M1, FRN, 5.15%, 07/25/34 (m)	4,024
6,000	Series 2006-2, Class 2A3, FRN, 4.74%, 03/25/36 (m)	6,000
4,850	MASTR Asset Backed Securities Trust, Series 2006-NC1, Class A3 , FRN, 4.76%, 01/25/36 (m)	4,850
2,900	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, FRN, 4.78%, 01/25/37 (m)	2,900
3,900	New Century Home Equity Loan Trust, Series 2005-A, Class A2, SUB, 4.46%, 08/25/35 (m)	3,847
4,200	Residential Asset Mortgage Products, Inc. Series 2006-EFC1, Class A2, FRN, 4.78%, 04/25/35 (m)	4,201
5,400	Residential Asset Securities Corp., Series 2006-KS2, Class A3, FRN, 4.77%, 03/25/35 (m)	5,400
4,150	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, FRN, 4.79%, 12/25/35 (m)	4,150
1,047	Soundview Home Equity Loan Trust (Cayman Islands), Series 2005- OPT4, Class N1, 5.68%, 12/25/35 (e) (m)	1,045
2,792	WFS Financial Owner Trust, Series 2002-2, Class A4, SUB, 4.50%, 02/20/10 (m)	2,790
	Total Asset Backed Securities (Cost $100,301)	99,725
	Collateralized Mortgage Obligations — 25.6%
	Agency CMO — 8.9%
	Federal Home Loan Mortgage Corp.
390	Series 364, Class 6, IO, 5.00%, 11/01/35 (m)	83
2,124	Series 1565, Class P, 6.00%, 08/15/08 (m)	2,136
7,280	Series 2564, Class LS, IF, IO, 3.08%,01/15/17 (m)	430
9,129	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	465
3,698	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	452
8,688	Series 2750, Class IQ, IO, 5.00%, 10/15/21 (m)	533

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   57

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Collateralized Mortgage Obligations — Continued
6,574	Series 2780, Class IE, IO, 4.50%, 05/15/11 (m)	163
16,504	Series 2791, Class SI, IF, IO, 2.58%, 12/15/31 (m)	985
15,118	Series 2814, Class S, IF, IO, 2.53%, 10/15/30 (m)	650
11,250	Series 2852, Class IO, IO, 5.00%, 11/15/25 (m)	1,227
6,102	Series 2894, Class S, IF, IO, 2.63%, 03/15/31 (m)	380
6,500	Series 2929, Class PB, 5.00%, 09/15/24 (m)	6,443
3,950	Series 2931, Class GA, 5.00%, 11/15/28 (m)	3,919
7,498	Series 2939, Class HP, 5.00%, 04/15/28 (m)	7,432
8,018	Series 2975, Class HA, 5.50%, 07/15/23 (m)	8,026
9,237	Series 2980, Series LI, IO, 5.50%, 04/15/25 (m)	925
19,000	Series 3126, Class BS, 2.60%, 03/30/36 (m)	1,591
	Federal National Mortgage Association
5,680	Series 354, Class 2, IO, 5.50%, 11/01/34 (m)	1,266
19,534	Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	4,572
12,123	Series 2004-61, Class TS, IF, IO, 2.52%, 10/25/31 (m)	542
3,448	Series 2005-41, Class WA, 5.50%, 10/25/23 (m)	3,444
5,126	Series 2005-55, Class LC, 5.50%, 03/25/24 (m)	5,117
	Government National Mortgage Association
34,126	Series 2003-85, Class CS, IF, IO, 2.63%, 02/20/24 (m)	1,400
11,596	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	889
		53,070
	Non-Agency CMO — 16.7%
705	ABN Amro Mortgage Corp., Series 2002-10, Class 1A1, 4.00%, 01/25/33 (m)	701
5,085	Banc of America Funding Corp., Series 2005-6, Class 2A8, 5.50%, 10/25/35 (m)	5,030
2,465	Bank of America Alternative Loan Trust, Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	2,453
	Citicorp Mortgage Securities, Inc.
1,609	Series 2005-6, Class 1A6, 5.50%, 09/25/35 (m)	1,600
2,207	Series 2005-7, Class 1A1, 5.50%, 10/25/35 (m)	2,181
7,613	Countrywide Alternative Loan Trust, Series 2005-75CB, Class A3, 5.50%, 01/25/36 (m)	7,570
	Countrywide Home Loan Mortgage Pass Through Trust
3,593	Series 2005-18, Class A1, 5.50%, 10/25/35 (m)	3,556
6,371	Series 2005-J4, Class A4, 5.50%, 11/25/35 (m)	6,298
4,961	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.50%, 11/25/35 (m)	4,904
2,900	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36 (m)	2,885
8,571	Morgan Stanley Mortgage Loan Trust, Series 2005-4, Class 5A3, 5.50%, 08/25/35 (m)	8,490
6,083	Residential Accredit Loans, Inc., Series 2005-QS17, Class A10, 6.00%, 12/25/35 (m)	6,088
4,693	Residential Funding Mortgage Section I, Series 2005-S7, Class A5, 5.50%, 11/25/35 (m)	4,639
5,463	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.99%, 06/25/34 (m)	5,339
	Structured Asset Securities Corp.
1,080	Series 2005-5, Class 2A1, 5.50%, 04/25/35 (m)	1,071
3,828	Series 2005-17, Class 4A1, 5.50%, 10/25/35 (m)	3,784
8,702	Washington Mutual, Inc., Series 2004-S3, Class 2A1, 5.50%, 07/25/34 (m)	8,636
	Wells Fargo Mortgage Backed Securities Trust
2,849	Series 2003-N, Class 1A4, FRN, 4.60%, 12/25/33 (m)	2,835
10,100	Series 2004-S, Class A3, FRN, 3.54%, 09/25/34 (m)	10,021
5,492	Series 2005-9, Class 1A8, 5.50%, 10/25/35 (m)	5,428
6,281	Series 2005-11, Class 2A1, 5.50%, 10/25/35 (m)	6,207
		99,716
	Total Collateralized Mortgage Obligations (Cost $156,596)	152,786
	Commercial Mortgage Backed Securities — 12.5%
1,250	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.18%,11/10/41 (m)	1,209
10,020	CalSTRS Trust, Series 2002-C6, Class A2, 3.99%,11/20/12 (e) (m)	9,832
1,973	Calwest Industrial Trust, Series 2003-CALA, Class A, FRN, 4.84%,06/15/15 (e) (m)	1,974
2,594	CR, Series 2000-ZC2, Class A4A, 6.70%,08/10/14 (e) (i)	2,660
	CS First Boston Mortgage Securities Corp.
3,800	Series 2001-CP4, Class A4, 6.18%,12/15/35 (m)	3,956
3,700	Series 2004-C3, Class A3, 4.30%,07/15/36 (m)	3,595
1,824	First Union Commercial Mortgage Securities, Inc., Series 1997-C1, Class A3, 7.38%,04/18/29 (m)	1,845
4,100	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2, 4.31%,08/10/42 (m)	3,974
5,550	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A3, 4.60%,08/10/38 (m)	5,447

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage Backed Securities — Continued
	LB-UBS Commercial Mortgage Trust
1,800	Series 2006-C1, Class A2, 5.08%,02/15/31 (m)	1,788
2,950	Series 2003-C1, Class A2, 3.32%,03/15/27 (m)	2,850
8,300	Series 2004-C7, Class A2, 3.99%,10/15/29 (m)	7,987
7,300	Series 2003-C5, Class A2, 3.48%,07/15/27 (m)	7,027
1,700	Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A2, VAR, 5.22%,11/12/37 (m)	1,698
	Morgan Stanley Capital I
4,300	Series 2006-T21, Class A2, 5.09%,10/12/52 (m)	4,281
6,368	Series 1998-HF2, Class A2, 6.48%,11/15/30 (m)	6,519
7,900	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2, 4.78%,03/15/42 (m)	7,765
	Total Commercial Mortgage Backed Securities (Cost $77,059)	74,407
	Corporate Bonds — 35.5%
	Advertising — 0.4%
2,000	RH Donnelley, Inc., 10.88%, 12/15/12 (m)	2,250
	Automobiles — 1.2%
	DaimlerChrysler NA Holding Corp.
3,000	4.13%, 03/07/07 (m)	2,960
3,950	FRN, 5.38%, 05/24/06 (m)	3,953
		6,913
	Capital Markets — 0.6%
3,600	BNP US Funding LLC, VAR, 7.74%, 12/31/49 (e) (m)	3,738
	Chemicals — 1.0%
3,500	Huntsman International LLC, 9.88%, 03/01/09 (m)	3,667
1,900	Terra Capital, Inc., 12.88%, 10/15/08 (m)	2,199
		5,866
	Commercial Banks — 10.1%
1,764	Abbey National plc (United Kingdom), VAR, 7.35%, 12/31/49 (m)	1,791
2,500	Bacob Bank SC (Belgium), VAR, 7.25%, 12/31/49 (e) (m)	2,568
1,200	Chohung Bank (South Korea), VAR, 4.62%, 11/03/14 (e) (m)	1,154
	Citibank Korea, Inc. (South Korea)
2,800	6.95%, 12/06/11 (m)	2,828
3,350	VAR, 4.68%, 06/18/13 (m)	3,283
1,300	Deutsche Bank Capital Funding Trust I (Germany), VAR, 7.87%, 12/31/49 (e) (m)	1,393
3,500	ForeningsSparbanken AB (Sweden), VAR, 7.50%, 12/31/49 (e) (m)	3,555
1,000	Hana Bank (South Korea), 4.13%, 03/11/09	963
2,000	HSBC Capital Funding LP/Jersey Channel Islands (Jersey), VAR, 9.55%, 12/31/49 (e) (m)	2,310
2,000	KBC Bank Funding Trust III, VAR, 9.86%, 11/29/49 (e) (m)	2,283
5,000	Korea First Bank (South Korea), VAR, 6.25%, 10/02/13	4,908
2,000	Mizuho Preferred Capital Co. LLC, 8.79%, 12/31/49 (e) (m)	2,139
3,170	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14 (m)	3,164
1,700	Nordea Bank Finland plc, VAR, 7.50%, 12/31/49 (e) (m)	1,732
3,600	Public Bank Berhad (Malaysia), VAR, 5.63%, 09/22/14	3,584
5,150	Skandinaviska Enskilda Banken AB (Sweden), VAR, 8.12%, 09/06/49 (e) (m)	5,229
2,950	Svenska Handelsbanken (Sweden), VAR, 7.12%, 12/31/49 (e) (m)	3,007
2,000	Unicredito Italiano Capital Trust II, VAR, 9.20%, 12/31/49 (e) (m)	2,286
7,800	UBS AG, FRN, 5.02%, 07/20/06 (m)	7,796
2,000	VTB Capital SA for Vneshtorgbank (Luxembourg), FRN, 5.25%, 09/21/07 (e) (m)	2,004
800	Wachovia Capital Trust III, VAR, 5.80%, 12/31/49 (m)	796
1,430	Woori Bank (South Korea), VAR, 5.75%, 03/13/14 (e) (m)	1,438
		60,211
	Consumer Finance — 0.1%
400	MBNA America Bank NA, 4.63%, 08/03/09 (m)	394
	Containers & Packaging — 1.0%
2,550	Owens Brockway Glass Container, Inc., 8.88%, 02/15/09 (m)	2,655
3,500	Smurfit-Stone Container Enterprises, Inc., 9.75%, 02/01/11 (m)	3,583
		6,238
	Diversified Financial Services — 9.3%
	Counts Trust
3,450	Series 2002-10, FRN, 5.53%, 08/15/07 (e) (i)	3,473
3,450	Series 2002-11, FRN, 5.58%, 08/15/07 (e) (i)	3,472
1,750	ILFC E-Capital Trust I, VAR, 5.90%, 12/21/65 (e) (m)	1,743
	International Lease Finance Corp.
1,400	3.13%, 05/03/07 (m)	1,367

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   59

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
2,100	4.35%, 09/15/08 (m)	2,049
2,900	VAR, 6.98%, 10/15/14 (m)	2,928
8,200	Links Finance LLC, FRN, 4.74%, 09/15/08 (e) (i)	8,201
1,650	Mantis Reef Ltd. (Australia), 4.69%, 11/14/08 (e) (m)	1,613
6,490	Natexis Ambs Co. LLC, VAR, 8.44%, 12/31/49 (e) (m)	6,912
	RACERS
3,300	Series 2005-7, Class C, FRN, 4.52%, 05/09/06 (e) (i)	3,298
6,100	Series 2005-16, Class C, FRN, 4.49%, 09/20/07 (e) (i)	6,081
6,600	Sigma Finance Corp. (Cayman Islands), FRN, 4.01%, 09/15/08 (e) (i)	6,600
1,700	Tokai Preferred Capital Co. LLC, VAR, 9.98%, 12/31/49 (e) (m)	1,860
3,100	Twin Reefs Pass-Through Trust, FRN, 5.57%, 12/31/49 (e) (m)	3,100
2,800	ZFS Finance USA Trust, VAR, 6.15%, 12/15/65 (e) (m)	2,804
		55,501
	Diversified Telecommunication Services — 0.3%
2,000	Sprint Capital Corp., SUB, 4.78%, 08/17/06 (m)	1,997
	Electric Utilities — 2.3%
1,600	CC Funding Trust I, 6.90%, 02/16/07 (m)	1,623
2,900	Dominion Resources, Inc., SUB, 5.75%, 05/15/08 (m)	2,916
6,050	FPL Group Capital, Inc., 5.55%, 02/16/08 (m)	6,082
3,300	PSEG Funding Trust I, 5.38%, 11/16/07 (m)	3,293
		13,914
	Gas Utilities — 0.5%
3,300	Oneok, Inc., 5.51%, 02/16/08 (m)	3,303
	Hotels, Restaurants & Leisure — 0.4%
2,650	Starwood Hotels & Resorts Worldwide, Inc., 7.38%, 05/01/07 (m)	2,703
	Insurance — 2.5%
5,350	ASIF Global Financing, FRN, 4.74%, 03/14/08 (e) (m)	5,362
1,500	Nippon Life Insurance (Japan), 4.88%, 08/09/10 (e) (m)	1,466
3,650	Oil Insurance Ltd. (Bermuda), VAR, 4.75%, 10/06/06 (e) (i)	3,649
4,150	Two-Rock Pass Through Trust (Bermuda), FRN, 5.68%, 12/31/49 (e) (m)	4,123
		14,600
	Media — 1.1%
2,600	Comcast Cable Communications, Inc., 6.20%, 11/15/08 (m)	2,654
850	Dex Media East LLC/Dex Media East Finance Co., 12.13%, 11/15/12 (m)	981
2,850	Echostar DBS Corp., 5.75%, 10/01/08 (m)	2,814
		6,449
	Oil, Gas & Consumable Fuels — 1.0%
1,800	Pemex Project Funding Master Trust, FRN, 5.79%, 06/15/10 (e) (m)	1,854
4,000	OAO Gazprom (Germany), 9.13%, 04/25/07 (m)	4,160
		6,014
	Real Estate — 1.1%
3,500	Host Marriott LP REIT, 9.25%, 10/01/07 (m)	3,684
	iStar Financial, Inc. REIT
2,000	4.88%, 01/15/09 (m)	1,969
950	5.38%, 04/15/10 (m)	943
		6,596
	Thrifts & Mortgage Finance — 2.6%
3,300	Countrywide Home Loans, Inc., 4.13%, 09/15/09 (m)	3,169
6,750	Spintab AB (Sweden), VAR, 7.50%, 08/14/49 (e) (m)	6,827
3,000	Washington Mutual Preferred Funding, VAR, 6.53%, 12/31/49 (e) (m)	3,002
2,500	Washington Mutual, Inc., 7.50%, 08/15/06 (m)	2,528
		15,526
	Total Corporate Bonds (Cost $215,231)	212,213
	Foreign Government Securities — 2.9%
2,250	Bundesrepublik Deutschland (Germany), 4.75%, 07/04/34 (m)	3,155
4,250	Government of Chile (Chile), FRN, 5.06%, 01/28/08 (m)	4,272
3,319	Government of Colombia, 9.75%, 04/09/11 (m)	3,734
2,850	Government of France Bond OAT (France), 4.75%, 04/25/35 (m)	3,993
2,250	Government of Ukraine (Ukraine), 7.65%, 06/11/13 (m)	2,422
	Total Foreign Government Securities (Cost $17,620)	17,576

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Mortgage Pass-Through Securities — 13.3%
	Federal National Mortgage Association Pool
56,840	5.50%, 03/25/36, TBA (m)	56,306
17,450	5.50%, 04/25/36, TBA (m)	17,276
5,750	6.00%, 03/25/36, TBA (m)	5,893
	Total Mortgage Pass-Through Securities (Cost $78,782)	79,475
	U.S. Treasury Obligations — 1.0%
1,752	U.S. Treasury Inflation Indexed Bonds, 1.63%, 01/15/15 (m)	1,700
	U.S. Treasury Notes
2,300	5.38%, 02/15/31 (m)	2,561
1,450	4.50%, 02/15/36 (m)	1,449
	Total U.S. Treasury Obligations (Cost $5,639)	5,710
	Total Long-Term Investments (Cost $660,520)	650,513
NUMBER OF CONTRACTS/ NOTIONAL VALUE
Options Purchased — 0.4%
	Call Options Purchased — 0.2%
—(h)	Euro 1 Year Mid Curve expiring 06/06/07 @ 95.75	9
—(h)	U.S. 5 Year Treasury Note expiring 04/06/06 @ 106	8
	Receiver Swaption on Interest Rate:
9,000	Expiring 01/24/07. If exercised the Fund receives 4.81% and pays floating 3 month LIBOR expiring 01/26/12, European Style.	71
5,650	Expiring 01/24/11. If exercised the Fund receives 5.09% and pays floating 3 month LIBOR expiring 01/26/21, European Style.	261
5,650	Expiring 01/24/11. If exercised the Fund receives 5.09% and pays floating 3 month LIBOR expiring 01/26/21, European Style.	103
9,000	Expiring 01/25/16. If exercised the Fund receives 5.20% and pays floating 3 month LIBOR expiring 01/27/36, European Style.	630
1,766	Expiring 02/12/07. If exercised the Fund receives 5.06% and pays floating 3 month LIBOR expiring 02/16/36, European Style.	75
20,335	Expiring 04/18/06. If exercised the Fund receives 4.97% and pays floating 3 month LIBOR expiring 04/20/16, European Style.	82
4,275	Expiring 05/24/06. If exercised the Fund receives 4.90% and pays floating 3 month LIBOR expiring 05/26/11, European Style.	13
		1,252

NUMBER OF CONTRACTS/ NOTIONAL VALUE	SECURITY DESCRIPTION	VALUE($)

	Put Options Purchased — 0.2%
—(h)	Euro 1 Year Mid Curve expiring 06/06/07 @ 95.75	2
—(h)	90 Day Euro expiring 06/06/06 @ 95.13	128
—(h)	U.S. 10 Year Treasury Note expiring 04/06/06 @ 108	5
—(h)	U.S. 10 Year Treasury Note expiring 05/06/06 @ 107	16
	Payer Swaption on Interest Rate:
9,000	Expiring 01/24/07. If exercised the Fund pays 4.81% and receives floating 3 month LIBOR expiring 05/26/11, European Style.	166
5,650	Expiring 01/24/11. If exercised the Fund pays 5.09% and receives floating 3 month LIBOR expiring 01/26/21, European Style.	105
5,650	Expiring 01/24/11. If exercised the Fund pays 5.09% and receives floating 3 month LIBOR expiring 01/26/21, European Style.	265
9,000	Expiring 01/25/16. If exercised the Fund pays 5.20% and receives floating 3 month LIBOR expiring 01/27/36, European Style.	563
1,766	Expiring 02/12/07. If exercised the Fund pays 5.06% and receives floating 3 month LIBOR expiring 02/16/37, European Style.	76
4,275	Expiring 05/24/06. If exercised the Fund pays 5.30% and receives floating 3 month LIBOR expiring 05/26/11, European Style.	11
		1,337
	Total Options Purchased (Cost $2,728)	2,589
SHARES
Short-Term Investments — 6.1%
	Investment Company — 5.9%
35,123	JPMorgan Prime Money Market Fund (b) (m)	35,123
PRINCIPAL AMOUNT($)
	U.S. Treasury Securities — 0.2%
1,275	U.S. Treasury Bills, 4.09%, 03/23/06 (k) (m) (n)	1,272
	Total Short-Term Investments (Cost $36,395)	36,395
	Total Investments — 115.5% (Cost $699,643)	689,497
	Liabilities in Excess of Other Assets — (15.5)%	(92,725)
	NET ASSETS — 100.0%	596,772

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   61

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
526	Euro-Dollars	March, 2006	$125,080	$(34)
126	Euro-Dollars	June, 2006	29,903	8
457	2 Year U.S. Treasury Notes	June, 2006	93,399	59
60	3 month Euribor	September, 2006	17,331	(6)
	Short Futures Outstanding
(208)	Euro-Bundesobligation	March, 2006	(27,803)	146
(4)	10 Year Japanese Government Bond	March, 2006	(4,699)	25
(191)	5 Year U.S. Treasury Notes	June, 2006	(20,091)	(27)
(32)	Euro-Dollars	December, 2006	(7,594)	3
(25)	Euro-Dollars	March, 2007	(5,938)	— (h)
(25)	Euro-Dollars	June, 2007	(5,941)	— (h)
(107)	10 Year U.S. Treasury Notes	June, 2006	(11,546)	(22)
(83)	Euro-Dollars	December, 2007	(19,730)	80
250	Euro-Dollars	March, 2008	(59,425)	(32)
				$200

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 2/28/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
6,298 EUR	03/24/06	$7,573	$7,518	$55

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

Options Written
(Amounts in thousands, except notional value and number of contracts)

Call Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE*	EXPIRATION DATE	NOTIONAL VALUE (USD)	PREMIUM (USD)	VALUE (USD)
Citibank, N.A.	5% quarterly	04/18/06	$83,245,000	$(103)	$(70)
Credit Suisse	5.04% quarterly	02/12/07	3,476,000	(91)	(76)
Deutsche Bank AG, New York	5.12% quarterly	02/24/09	17,090,000	(404)	(408)
Merril Lynch	5.04% quarterly	01/24/09	21,150,000	(911)	(790)
				$(1,509)	$(1,344)

*	The Fund will pay a floating rate based on 3-month USD LIBOR.

Put Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE**	EXPIRATION DATE	NOTIONAL VALUE (USD)	PREMIUM (USD)	VALUE (USD)
Credit Suisse	5.04% quarterly	02/12/07	$3,476,000	$(91)	$(83)
Deutsche Bank AG, New York	5.12% quarterly	02/24/09	17,090,000	(404)	(392)
Goldman Sachs Capital Management	5.20% quarterly	03/13/06	7,500,000	(40)	(7)
Merril Lynch	5.04% quarterly	01/24/09	21,150,000	(911)	(884)
				$(1,446)	$(1,366)

**	The Fund will receive a floating rate based on 3-month USD LIBOR.

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
June, 2006 1 Year Mid Curve	$95.5	06/01/06	146	$(27)	$(12)
September, 2006 10 Year United States Treasury Note	104	09/01/06	14	(4)	(3)
				$(31)	$(15)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
June, 2006 90 Day Euro	$94.88	06/01/06	233	$(11)	$(32)
June, 2006 1 Year Mid Curve	95	06/01/06	233	(40)	(77)
April, 2006 10 Year United States Treasury Note	107	04/01/06	9	(1)	(1)
May, 2006 10 Year United States Treasury Note	106	05/01/06	34	(6)	(4)
September, 2006 10 Year United States Treasury Note	104	09/01/06	14	(5)	(3)
				$(63)	$(117)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   63

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank Of America	Radioshack Corp., 7.38%, 05/15/11	Buy	133 BPS quarterly	03/20/11	$2,000	$(8)
Barclays Capital	Jones Apparel Group, 5.13%, 11/15/14	Buy	89 BPS quarterly	03/20/11	2,000	(17)
Citibank, N.A.	Argentina Government International Bond, 8.28%, 12/31/33	Buy	114 BPS semi-annually	10/20/07	3,000	(34)
Citibank, N.A.	General Electric Capital Corp., 3.50%, 05/01/08	Sell	14 BPS quarterly	12/20/07	15,000	14
Citibank, N.A.	Russian Federation, 5.00%, 03/31/30	Buy	155 BPS semi-annually	04/20/10	10,000	(477)
Citibank, N.A.	Gazpru, 8.63%, 04/28/34	Sell	250 BPS quarterly	04/20/10	10,000	711
Citibank, N.A.	Mexico International Bond, 8.30%, 08/15/31	Sell	100 BPS semi-annually	05/20/10	7,000	184
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	116.50 BPS quarterly	05/20/10	7,000	(195)
Citibank, N.A.	Mexico International Bond, 8.30%, 08/15/31	Sell	105 BPS semi-annually	06/20/10	5,000	138
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	125 BPS quarterly	06/20/10	5,000	(152)
Citibank, N.A.	Republic Of Venezuela, 9.25%, 09/15/27	Sell	232 BPS semi-annually	09/20/10	5,300	323
Citibank, N.A.	Republic Of Venezuela, 9.25%, 09/15/27	Sell	258 BPS semi-annually	09/20/10	9,450	688
Citibank, N.A.	Republic Of Colombia, 10.38%, 01/28/33	Buy	207 BPS semi-annually	09/20/10	5,300	(322)
Citibank, N.A.	Republic Of Colombia, 10.38%, 01/28/33	Buy	236 BPS semi-annually	09/20/10	9,450	(700)
Citibank, N.A.	Argentina Government International Bond, 8.28%, 12/31/33	Sell	296.5 BPS semi-annually	10/20/10	3,000	129
Deutsche Bank AG, New York	Republic Of Venezuela, 9.25%, 09/15/27	Sell	52 BPS annually	04/20/06	8,000	21
Deutsche Bank AG, New York	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	105 BPS semi-annually	04/20/06	8,200	(42)
Deutsche Bank AG, New York	Prudential, 6.38%, 06/23/06	Sell	19 BPS quarterly	09/20/06	7,600	10
Deutsche Bank AG, New York	Coca Cola, 5.75%, 03/15/11	Sell	16 BPS quarterly	12/31/06	5,300	7
Deutsche Bank AG, New York	Brazilian Government International Bond, 12.25%, 03/06/30	Sell	235 BPS semi-annually	04/20/07	8,200	263
Deutsche Bank AG, New York	Suntrust Capital Iii, 2.48%, 03/15/28	Sell	48 BPS quarterly	06/30/07	7,600	15
Deutsche Bank AG, New York	Berkshire Hathaway, Inc., 9.75%, 01/15/18	Sell	20 BPS quarterly	03/20/10	12,100	13
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	104 BPS semi-annually	06/20/10	4,000	99
Deutsche Bank AG, New York	Mexico International Bond, 7.50%, 04/08/33	Buy	105 BPS semi-annually	06/20/10	4,000	(104)
Deutsche Bank AG, New York	Mexico International Bond, 7.50%, 04/08/33	Buy	96 BPS semi-annually	07/20/10	10,000	(215)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	101 BPS semi-annually	07/20/10	10,000	237
Goldman Sachs Capital Management	Autozone, Inc., 5.88%, 10/15/12	Buy	78 BPS quarterly	03/20/11	2,000	(12)
Goldman Sachs Capital Management	Tyson Foods, Inc., 8.25%, 10/01/11	Buy	86 BPS quarterly	03/20/11	2,000	18
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	104 BPS quarterly	10/20/07	9,600	133
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	111 BPS quarterly	10/20/07	9,600	146
Lehman Brothers Special Financing	Russian Federation, 12.75%, 06/24/28	Buy	54 BPS semi-annually	10/20/07	9,600	(65)
Lehman Brothers Special Financing	Russian Federation, 12.75%, 06/24/28	Buy	61 BPS semi-annually	10/20/07	9,600	(78)
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	343 BPS semi-annually	09/20/10	6,500	397
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	300 BPS semi-annually	09/20/10	6,500	(587)
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	261.5 BPS semi-annually	10/20/10	13,000	(230)

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	303.5 BPS semi-annually	10/20/10	$13,000	$133
Morgan Stanley Capital Services	Republic Of Colombia, 10.38%, 01/28/33	Buy	70 BPS semi-annually	10/20/07	19,750	(189)
Morgan Stanley Capital Services	Republic Of Venezuela, 9.25%, 09/15/27	Sell	100 BPS semi-annually	10/20/07	4,800	65
Morgan Stanley Capital Services	Republic Of Venezuela, 9.38%, 01/13/34	Sell	100 BPS semi-annually	10/20/07	19,750	273
Morgan Stanley Capital Services	Republic Of Colombia, 10.38%, 01/28/33	Buy	70 BPS semi-annually	10/20/07	4,800	(45)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Sell	140 BPS semi-annually	04/20/10	7,000	294
Morgan Stanley Capital Services	United Mexican States, 7.50%, 04/08/33	Buy	112 BPS semi-annually	04/20/10	7,000	(227)
Morgan Stanley Capital Services	Ukraine, 7.65%, 06/11/13	Sell	190 BPS semi-annually	07/20/10	10,000	177
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	90 BPS semi-annually	07/20/10	10,000	(194)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	75 BPS semi-annually	08/20/10	12,000	(152)
Morgan Stanley Capital Services	Ukraine, 7.65%, 06/11/13	Sell	170 BPS semi-annually	08/20/10	12,000	91
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	64 BPS semi-annually	09/20/10	2,700	(29)
Morgan Stanley Capital Services	Ukraine, 7.65%, 06/11/13	Sell	176 BPS semi-annually	09/20/10	2,700	46
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	290 BPS semi-annually	10/20/10	6,200	(534)
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	335 BPS semi-annually	10/20/10	3,850	(153)
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	338 BPS semi-annually	10/20/10	6,200	371
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	400 BPS semi-annually	10/20/10	3,850	126
Union Bank Of Switzerland AG, London	Aries, 9.60%, 10/25/14	Sell	142 BPS quarterly	04/20/10	31,000	1,775
Union Bank Of Switzerland AG, London	Russian Federation, 5.00%, 03/31/30	Sell	125 BPS semi-annually	04/20/10	20,000	846
Union Bank Of Switzerland AG, London	Mexico International Bond, 7.50%, 04/08/33	Buy	113 BPS semi-annually	04/20/10	20,000	(724)
Union Bank Of Switzerland AG, London	Russian Federation, 5.00%, 03/31/30	Buy	144 BPS semi-annually	04/20/10	31,000	(1,601)
Union Bank Of Switzerland AG, London	Russian Federation, 5.00%, 03/31/30	Buy	90 BPS semi-annually	08/20/10	6,500	(150)
Union Bank Of Switzerland AG, London	Ukraine, 7.65%, 06/11/13	Sell	184 BPS semi-annually	08/20/10	6,500	143
						$650

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   65

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Capital	5.15% semi-annually	3 month LIBOR quarterly	02/16/16	$ 6,445	$ (40)
Citibank, N.A.	3 month LIBOR quarterly	4.55% semi-annually	10/04/07	10,325	32
Citibank, N.A.	4.63% semi-annually	3 month LIBOR quarterly	10/04/10	4,450	28
Citibank, N.A.	5.12% semi-annually	3 month LIBOR quarterly	02/16/16	5,690	(21)
Credit Suisse	5.12% semi-annually	3 month LIBOR quarterly	11/14/15	3,570	(61)
Credit Suisse	3 month LIBOR quarterly	5.04% semi-annually	02/14/17	132	—
Credit Suisse	5.06% semi-annually	3 month LIBOR quarterly	02/14/37	132	—
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.10% semi-annually	02/26/14	1,050	1
Deutsche Bank AG, New York	5.08% semi-annually	3 month LIBOR quarterly	02/21/16	7,780	—
Deutsche Bank AG, New York	5.09% semi-annually	3 month LIBOR quarterly	01/26/21	790	—
Deutsche Bank AG, New York	5.09% semi-annually	3 month LIBOR quarterly	01/26/21	791	1
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.09% semi-annually	05/15/08	23,550	(9)
Lehman Brothers Special Financing	5.09% semi-annually	3 month LIBOR quarterly	05/15/16	15,200	(20)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.12% semi-annually	05/15/36	4,850	30
Merril Lynch	3 month LIBOR quarterly	5.02% semi-annually	01/28/29	2,115	(17)
Merril Lynch	5.20% semi-annually	3 month LIBOR quarterly	01/27/36	2,970	(26)
					$ (102)

Forward Rate Swaps

	RATE TYPE
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Merril Lynch	3 month LIBOR	4.82% semi-annually	03/13/06	$513,600	$(23)
Merril Lynch	3 month LIBOR	5.08% semi-annually	06/19/06	177,000	2
Merril Lynch	3 month LIBOR	5.09% semi-annually	06/19/06	200,600	10
Merril Lynch	3 month LIBOR	5.09% semi-annually	06/19/06	139,500	7
Merril Lynch	3 month LIBOR	5.10% semi-annually	06/19/06	94,400	7
					$3

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Credit Suisse (a)	Treasury Note, 4.00%, 03/15/10	$98.23	03/02/06	$70,400	$427
Credit Suisse (b)	Treasury Note, 3.88%, 07/31/07	98.86	04/05/06	182,700	(33)
Citibank, N.A. (a)	30 Year FNMA, 5.50%, 04/06	98.91	04/05/06	63,700	— (h)
Citibank, N.A. (a)	30 Year FNMA, 6.00%, 04/06	100.59	04/05/06	24,000	(51)
Citibank, N.A. (b)	30 Year FNMA, 5.50%, 04/06	98.91	04/05/06	17,000	— (h)
Citibank, N.A. (a)	30 Year FNMA, 5.00%, 04/06	96.69	04/05/06	13,900	(36)
Citibank, N.A. (b)	30 Year FNMA, 5.00%, 04/06	96.67	04/05/06	24,000	32
Deutsche Bank AG, New York (b)	30 Year FNMA, 5.50%, 04/06	98.91	04/05/06	7,000	— (h)
Deutsche Bank AG, New York (a)	15 Year FNMA, 5.50%, 04/06	100.20	04/11/06	10,000	14
Morgan Stanley Capital Services (a)	30 Year FNMA, 5.50%, 03/06	98.63	03/06/06	7,000	(27)
Morgan Stanley Capital Services (b)	15 Year FNMA, 5.50%, 04/06	100.13	04/11/06	10,000	21
					$347

Spread Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A. (b)	4 Year Swap Spread Lock	$49.32	05/01/06	$19,000	$3

(a)	Fund pays the excess of the market price over the price lock and receives the excess of the price lock over the market price.

(b)	Fund pays the excess of the price lock over the market price and receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 109.0%
	Asset Backed Securities — 20.4%
3,718	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 5.07%, 02/15/12 (e) (m)	3,726
	AmeriCredit Automobile Receivables Trust
3,650	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	3,547
6,850	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	6,792
1,800	Capital One Auto Finance Trust, Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	1,767
3,100	Capital One Multi-Asset Execution Trust, Series 2004-B5, Class B5, 3.70%, 05/17/10 (m)	3,040
1,443	CARSS Finance LP (Cayman Islands), Series 2004-A, Class B1, FRN, 4.85%, 01/15/11 (e) (m)	1,445
	Citibank Credit Card Issuance Trust
7,250	Series 2001-C3, Class C3, 6.65%, 05/15/08 (m)	7,276
8,500	Series 2003-C2, Class C2, FRN, 5.50%, 03/20/08 (m)	8,502
5,100	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AF4, SUB, 4.96%, 08/25/35 (m)	5,030
2,350	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	2,319
6,700	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	6,559
5,600	GSAMP Trust, Series 2006-NC1, Class A2, FRN, 4.75%, 02/25/36 (m)	5,600
5,350	Home Equity Asset Trust, Series 2006-3, Class 2A3, FRN, 4.93%, 07/07/36 (m)	5,347
	HSI Asset Securitization Corp. Trust
6,850	Series 2006-OPT1, Class 2A3, FRN, 4.77%, 12/25/35 (m)	6,850
7,369	Series 2006-OPT2, Class 2A3, FRN, 4.79%, 01/25/36 (m)	7,369
7,100	Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A3, FRN, 4.74%, 03/25/36 (m)	7,100
5,950	MASTR Asset Backed Securities Trust, Series 2006-NC1, Class A3, FRN, 4.76%, 01/25/36 (m)	5,950
3,500	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, FRN, 4.78%, 01/25/37 (m)	3,500
7,000	New Century Home Equity Loan Trust, Series 2005-A, Class A2, SUB, 4.46%, 08/25/35 (m)	6,905
7,300	Onyx Acceptance Grantor Trust, Series 2003-D, Series A4, 3.20%, 03/15/10 (m)	7,200
5,000	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, FRN, 4.78%, 04/25/35 (m)	5,001
6,450	Residential Asset Securities Corp., Series 2006-KS2, Class A3, FRN, 4.77%, 03/25/35 (m)	6,450
4,950	Securitized Asset Backed Receivables LLC Trust, Class 2006-WM1, Class A2B, FRN, 4.79%, 12/25/35 (m)	4,950
1,346	Soundview Home Equity Loan Trust, Series 2005-OPT4, Class N1, 5.68%, 12/25/35 (e) (m)	1,344
7,900	Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10 (m)	7,734
4,300	Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A4, 2.94%, 03/22/10 (m)	4,202
7,200	World Omni Auto Receivables Trust, Series 2003-B, Class A4, 2.87%, 11/15/10 (m)	7,037
	Total Asset Backed Securities (Cost $143,925)	142,542
	Collateralized Mortgage Obligations — 28.7%
	Agency CMO — 9.1%
	Federal Home Loan Mortgage Corp.
1,706	Series 364, Class 6, IO, 5.00%, 11/01/35 (m)	362
10,161	Series 2564, Class LS, IF, IO, 3.08%, 01/15/17 (m)	600
19,777	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	1,007
5,547	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	678
5,245	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	373
24,756	Series 2791, Class SI, IF, IO, 2.58%, 12/15/31 (m)	1,478
27,013	Series 2813, Class SB, IF, IO, 2.48%, 02/15/34 (m)	1,629
41,519	Series 2850, Class SM, IF, IO, 2.58%, 12/15/30 (m)	1,906
8,575	Series 2894, Class S, IF, IO, 2.63%, 03/15/31 (m)	533
8,044	Series 2929, Class PA, 5.00%, 08/15/18 (m)	8,021
9,308	Series 2939, Class HP, 5.00%, 04/15/28 (m)	9,225
10,745	Series 2975, Class HA, 5.50%, 07/15/23 (m)	10,757
9,237	Series 2980, Series LI, IO, 5.50%, 04/15/25 (m)	925
	Federal National Mortgage Association
7,120	Series 354, Class 2,5.50%, IO, 11/01/34 (m)	1,586
8,063	Series 2003-3, Class HS, IO, FRN, 3.07%, 09/25/16 (m)	430
9,482	Series 2004-61, Class TS, IF, IO, 2.52%, 10/25/31 (m)	424
5,130	Series 2005-41, Class WA, 5.50%, 10/25/23 (m)	5,124
13,896	Series 2005-51, Class KI, IO, 5.50%, 01/25/25 (m)	1,442
9,545	Series 2005-55, Class LC, 5.50%, 03/25/24 (m)	9,529

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   67

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
27,560	Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	6,451
	Government National Mortgage Association
14	Series 2002-24, Class FA, FRN, 5.07%, 04/16/32 (m)	14
3,573	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	179
5,871	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	450
2,067	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	85
		63,208
	Non-Agency CMO — 19.6%
1,101	ABN Amro Mortgage Corp., Series 2002-10, Class 1A1, 4.00%, 01/25/33 (m)	1,094
6,332	Bank of America Funding Corp., Series 2005-6, Class 2A8, 5.50%, 10/25/35 (m)	6,264
4,037	Bank of America Alternative Loan Trust, Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	4,016
2,734	Citicorp Mortgage Securities, Inc., Series 2005-7, Class 1A1, 5.50%, 10/25/35 (m)	2,703
9,077	Countrywide Alternative Loan Trust, Series 2005-75CB, Class A3, 5.50%, 01/25/36 (m)	9,025
	Countrywide Home Loan Mortgage Pass Through Trust
8,321	Series 2005-18, Class A1, 5.50%, 10/25/35 (m)	8,235
7,645	Series 2005-J4, Class A4, 5.50%, 11/25/35 (m)	7,558
5,642	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.50%, 11/25/35 (m)	5,577
4,150	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36 (m)	4,128
10,876	Morgan Stanley Mortgage Loan Trust, Series 2005-4, Class 5A3, 5.50%, 08/25/35 (m)	10,772
6,144	Residential Funding Mortgage Section I, Series 2005-S7, Class A5, 5.50%, 11/25/35 (m)	6,073
9,058	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.99%, 06/25/34 (m)	8,851
	Structured Asset Securities Corp.
8,048	Series 2005-17, Class 4A1, 5.50%, 10/25/35 (m)	7,957
1,755	Series 2005-5, Class 2A1, 5.50%, 04/25/35 (m)	1,740
3,868	Wamu Alternative Mortgage Pass-Through Certificates, Series 2005-5, Class CB14, 5.50%, 07/25/35 (m)	3,840
12,953	Washington Mutual, Inc., Series 2004-S3, Class 2A1, 5.50%, 07/25/34 (m)	12,855
	Wells Fargo Mortgage Backed Securities Trust
4,895	Series 2003-N, Class 1A4, FRN, 4.60%, 12/25/33 (m)	4,871
16,988	Series 2004-S, Class A3, FRN, 3.54%, 09/25/34 (m)	16,856
6,767	Series 2005-9, Class 1A8, 5.50%, 10/25/35 (m)	6,688
7,753	Series 2005-11, Class 2A1, 5.50%, 10/25/35 (m)	7,662
		136,765
	Total Collateralized Mortgage Obligations (Cost $203,779)	199,973
	Commercial Mortgage Backed Securities — 16.4%
1,950	Bank of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.18%, 11/10/41 (m)	1,886
18,314	CalSTRS Trust, Series 2002-C6, Class A2, 3.99%, 11/20/12 (e) (m)	17,970
3,339	Calwest Industrial Trust, Series 2003-CALA, Class A, FRN, 4.74%, 06/15/15 (e) (m)	3,340
3,990	CR, Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (i)	4,093
	CS First Boston Mortgage Securities Corp.
3,800	Series 2001-CP4, Class A4, 6.18%,12/15/35 (m)	3,956
6,200	Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	6,024
3,124	First Union Commercial Mortgage Securities, Inc., Series 1997-C1, Class A3, 7.38%, 04/18/29 (m)	3,161
5,900	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2, VAR, 4.31%, 08/10/42 (m)	5,719
9,300	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A3, 4.60%, 08/10/38 (m)	9,127
	LB-UBS Comercial Mortgage Trust
5,100	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	4,928
9,300	Series 2003-C5, Class A2, 3.48%, 07/15/27 (m)	8,952
5,700	Series 2004-C2, Class A2, 3.25%, 03/15/29 (m)	5,406
8,700	Series 2004-C7, Class A2, 3.99%, 10/15/29 (m)	8,372
2,200	Series 2006-C1, Class A2, 5.08%, 02/15/31 (m)	2,186
2,150	Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A2, VAR, 5.22%, 11/12/37 (m)	2,148
	Morgan Stanley Capital I
10,844	Series 1998-HF2, Class A2, 6.48%, 11/15/30 (m)	11,100
5,200	Series 2006-T21, Class A2, 5.09%, 10/12/52 (m)	5,176
11,250	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2, 4.78%, 03/15/42 (m)	11,057
	Total Commercial Mortgage Backed Securities (Cost $118,888)	114,601

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Corporate Bonds — 30.5%
	Automobiles — 0.5%
3,600	DaimlerChrysler NA Holding Corp., 4.13%, 03/07/07 (m)	3,552
	Capital Markets — 0.8%
5,400	BNP US Funding LLC, VAR, 7.74%, 12/31/49 (e) (m)	5,606
	Commercial Banks — 9.9%
2,900	Abbey National plc (United Kingdom), VAR, 7.35%, 12/31/49 (m)	2,944
4,500	Bacob Bank SC (Belgium), VAR, 7.25%, 12/31/49 (e) (m)	4,622
1,900	Deutsche Bank Capital Funding Trust I (Germany), VAR, 7.87%, 12/31/49 (e) (m)	2,036
6,200	ForeningsSparbanken AB (Sweden), VAR, 7.50%, 12/31/49 (e) (m)	6,297
1,700	Hana Bank (South Korea), 4.13%, 03/11/09	1,637
2,850	Korea First Bank (South Korea), VAR, 6.25%, 10/02/13	2,798
5,400	Mizuho JGB Investment LLC, VAR, 9.87%, 12/31/49 (e) (m)	5,900
2,750	Nordea Bank Finland plc, VAR, 7.50%, 12/31/49 (e) (m)	2,802
5,100	Public Bank Berhad (Malaysia), VAR, 5.63%, 09/22/14	5,077
600	Royal Bank of Scotland Group plc ADR (United Kingdom), Series 1, 9.12%, 12/31/49 (m)	679
9,050	Skandinaviska Enskilda Banken AB (Sweden), VAR, 8.12%, 09/06/49 (e) (m)	9,190
3,750	Standard Chartered First Bank Korea Ltd. (South Korea), VAR, 5.75%, 03/10/13 (e) (m)	3,755
4,950	Svenska Handelsbanken (Sweden), VAR, 7.12%, 12/31/49 (e) (m)	5,045
11,400	UBS AG, FRN, 5.09%, 07/20/06	11,394
1,850	VTB Capital SA for Vneshtorgbank, FRN, 5.25%, 09/21/07 (e) (m)	1,854
1,000	Wachovia Capital Trust III, VAR, 5.80%, 12/31/49 (m)	994
1,950	Woori Bank (South Korea), VAR, 4.88%, 07/02/13 (m)	1,935
		68,959
	Diversified Financial Services — 10.7%
	Counts Trust
6,050	Series 2002-10, FRN, 5.53%, 08/15/07 (e) (i)	6,089
6,050	Series 2002-11, FRN, 5.58%, 08/15/07 (e) (i)	6,089
2,400	ILFC E-Capital Trust I, VAR, 5.90%, 12/21/65 (e) (m)	2,391
	International Lease Finance Corp.,
3,400	4.35%, 09/15/08 (m)	3,318
3,600	VAR, 6.98%, 10/15/14 (m)	3,634
11,800	Links Finance LLC, FRN, 4.74%, 09/15/08 (e) (i)	11,802
2,700	Mantis Reef Ltd. (Australia), 4.69%, 11/14/08 (e) (m)	2,639
10,100	Natexis Ambs Co. LLC, VAR, 8.44%, 12/31/49 (e) (m)	10,756
	RACERS
9,100	FRN, 4.49%, 09/20/07 (e) (i)	9,071
4,700	Series 2005-HE2, Class M4, FRN, 4.52%, 05/09/06 (e) (i)	4,698
4,600	Twin Reefs Pass-Through Trust, FRN, 5.57%, 12/31/49 (e) (m)	4,600
6,000	Two-Rock Pass Through Trust (Bermuda), FRN, 5.68%, 12/31/49 (e) (m)	5,962
3,600	ZFS Finance USA Trust, VAR, 6.15%, 12/15/65 (e) (m)	3,605
		74,654
	Electric Utilities — 1.1%
7,500	FPL Group Capital, Inc., Series B, 5.55%, 02/16/08 (m)	7,539
	Gas Utilities — 0.5%
3,550	Oneok, Inc., 5.51%, 02/16/08 (m)	3,553
	Insurance — 2.4%
9,100	ASIF Global Financing, FRN, 4.74%, 03/14/08 (e) (m)	9,120
2,100	Nippon Life Insurance (Japan), 4.88%, 08/09/10 (e) (m)	2,053
6,150	Oil Insurance Ltd. (Bermuda), VAR, 4.74%, 10/06/06 (e) (i)	6,148
		17,321
	Multi-Utilities — 1.2%
3,500	Dominion Resources, Inc., SUB, 5.75%, 05/15/08 (m)	3,520
4,700	PSEG Funding Trust I, 5.38%, 11/16/07 (m)	4,689
		8,209
	Oil, Gas & Consumable Fuels — 0.5%
3,300	Pemex Project Funding Master Trust, FRN, 5.79%, 06/15/10 (e) (m)	3,399
	Real Estate — 1.3%
	iStar Financial, Inc., REIT
1,300	5.38%, 04/15/10, (m)	1,291
2,900	Series B, 4.88%, 01/15/09, (m)	2,856
4,600	Socgen Real Estate Co. LLC, VAR, 7.64%, 12/31/49 (e) (m)	4,751
		8,898

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   69

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Thrifts & Mortgage Finance — 1.6%
7,500	Spintab AB (Sweden), VAR, 7.50%, 08/14/49 (e) (m)	7,585
3,400	Washington Mutual Preferred Funding, VAR, 6.53%, 12/31/49 (e) (m)	3,403
		10,988
	Total Corporate Bonds (Cost $215,711)	212,678
	Foreign Government Securities — 2.3%
7,550	Government of Chile (Chile), FRN, 5.06%, 01/28/08 (m)	7,589
4,670	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14	4,661
3,300	United Mexican States (Mexico), FRN, 5.28%, 01/13/09 (m)	3,351
	Total Foreign Government Securities (Cost $15,744)	15,601
	Mortgage Pass-Through Securities — 9.2%
56,950	Federal National Mortgage Association Pool, 5.50%, 04/25/36	56,389
7,950	Federal National Mortgage Association Pool TBA, 5.50%, 03/25/36	7,989
20	Government National Mortgage Association Pool, 8.50%, 08/15/30	21
	Total Mortgage Pass-Through Securities (Cost $63,476)	64,399
	U.S. Treasury Obligations — 1.0%
	U.S. Treasury Inflation Indexed Bonds
2,164	1.63%, 01/15/15 (m)	2,100
1,800	4.50%, 02/15/36 (m)	1,799
2,850	U.S. Treasury Notes, 5.38%, 02/15/31 (m)	3,173
	Total U.S. Treasury Obligations (Cost $6,985)	7,072
	Total Long-Term Investments (Cost $768,508)	756,866
NUMBER OF CONTRACTS/ NOTIONAL VALUE
Options Purchased — 0.5%
	Call Options Purchased — 0.2%
2,750	Expiring 01/24/11. If exercised the Fund receives 5.09% and pays floating 3 month LIBOR expiring 01/26/21, European Style.	127
11,000	Expiring 01/24/07. If exercised the Fund receives 4.81% and pays floating 3 month LIBOR expiring 01/26/12, European Style.	87

NUMBER OF CONTRACTS/ NOTIONAL VALUE	SECURITY DESCRIPTION	VALUE($)
11,000	Expiring 01/25/16. If exercised the Fund receives 5.20% and pays floating 3 month LIBOR expiring 01/27/36, European Style.	770
6,950	Expiring 01/24/11. If exercised the Fund receives 5.09% and pays floating 3 month LIBOR expiring 01/26/21, European Style.	320
2,119	Expiring 02/12/07. If exercised the Fund receives 5.06% and pays floating 3 month LIBOR expiring 02/16/37, European Style.	90
24,180	Expiring 04/18/06. If exercised the Fund receives 4.97% and pays floating 3 month LIBOR expiring 04/20/16, European Style.	98
5,030	Expiring 05/24/06. If exercised the Fund receives 4.90% and pays floating 3 month LIBOR expiring 05/26/11, European Style.	15
—(h)	Euro 1 Year Mid Curve expiring 06/06/07 @ $95.75	11
—(h)	U.S. 5 Year Treasury Note expiring 04/06/06 @ $106.00	10
		1,528
	Put Options Purchased — 0.3%
—(h)	Euro 1 Year Mid Curve expiring 06/06/07 @ $95.75	2
—(h)	90 Day Euro expiring 06/06/06 @ $95.13	158
—(h)	U.S. 10 Year Treasury Note expiring 04/06/06 @ $108.00	6
—(h)	U.S. 10 Year Treasury Note expiring 05/06/06 @ $107.00	19
5,030	Expiring 05/24/06. If exercised the Fund pays 5.30% and receives floating 3 month LIBOR expiring 05/26/11, European Style.	13
2,750	Expiring 01/24/11. If exercised the Fund pays 5.09% and receives floating 3 month LIBOR expiring 01/26/21, European Style.	129
11,000	Expiring 01/25/16. If exercised the Fund pays 5.20% and receives floating 3 month LIBOR expiring 01/27/36, European Style.	687
11,000	Expiring 01/24/07. If exercised the Fund pays 4.81% and receives floating 3 month LIBOR expiring 01/26/12, European Style.	203
6,950	Expiring 01/24/11. If exercised the Fund pays 5.09% and receives floating 3 month LIBOR expiring 01/26/21, European Style.	326
2,119	Expiring 02/12/07. If exercised the Fund pays 5.06% and receives floating 3 month LIBOR expiring 02/16/37, European Style.	91
		1,634
	Total Options Purchased (Cost $3,330)	3,162

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

NUMBER OF CONTRACTS/ NOTIONAL VALUE	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 2.9%
	Investment Companies — 2.7%
18,492	JPMorgan Prime Money Market Fund (b) (m)	18,492
	U.S. Treasury Securities — 0.2%
	U.S. Treasury Bills
1,515	4.02%, 03/23/06 (k) (m) (n)	1,511
100	4.36%, 04/27/06 (k) (m) (n)	100
		1,611
	Total Short-Term Investments (Cost $20,102)	20,103
	Total Investments — 111.9% (Cost $791,940)	780,131
	Liabilities in Excess of Other Assets — (11.9)%	(82,911)
	NET ASSETS — 100.0%	697,220

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
891	Eurodollars	March, 2006	211,874	(64)
151	Eurodollars	June, 2006	35,836	9
273	2 Year U.S. Treasury Notes	June, 2006	55,794	19
	Short Futures Outstanding
(177)	5 Year U.S. Treasury Notes	June, 2006	(18,618)	(23)
(134)	10 Year U.S. Treasury Notes	June, 2006	(14,459)	(27)
(32)	Eurodollars	December, 2006	(7,594)	3
(100)	Eurodollars	March, 2007	(23,750)	— (h)
(100)	Eurodollars	June, 2007	(23,764)	— (h)
(133)	Eurodollars	December, 2007	(31,616)	128
				45

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   71

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

Options Written

(Amounts in thousands, except notional value and number of contracts)

Call Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE*	EXPIRATION DATE	NOTIONAL VALUE	PREMIUM	VALUE
Citibank, N.A.	5.00% quarterly	04/18/06	98,970,000	$(123)	$(83)
Credit Suisse International	5.04% quarterly	02/12/07	4,172,000	(110)	(91)
Deutsche Bank AG, New York	5.12% quarterly	02/24/09	20,130,000	(475)	(479)
Merrill Lynch Capital Services	5.04% quarterly	01/24/09	25,850,000	(1,113)	(966)
				$(1,821)	$(1,619)

*	The Fund will pay a floating rate based on 3-month USD LIBOR.

Put Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE**	EXPIRATION DATE	NOTIONAL VALUE	PREMIUM	VALUE
Credit Suisse International	5.04% quarterly	02/12/07	4,172,000	$(110)	$(100)
Deutsche Bank AG, New York	5.12% quarterly	02/24/09	20,130,000	(475)	(461)
Goldman Sachs Capital Management	5.20% quarterly	03/13/06	9,155,000	(49)	(9)
Merrill Lynch Capital Services	5.12% quarterly	01/24/09	25,850,000	(1,113)	(1,080)
				$(1,747)	$(1,650)

**	The Fund will receive a floating rate based on 3-month USD LIBOR.

Call Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
June, 2006 1 Year Mid Curve	$95.50	06/01/06	178	$(33)	$(15)
September, 2006 10 Year U.S. Treasury Note	112.00	09/01/06	17	(6)	(3)
				$(39)	$(18)

Put Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
April, 2006 10 Year U.S. Treasury Note	$107.00	04/01/06	11	$(2)	$(2)
May, 2006 10 Year U.S. Treasury Note	106.00	05/01/06	40	(7)	(5)
June, 2006 1 Year Mid Curve	94.88	06/01/06	287	(13)	(40)
June, 2006 1 Year Mid Curve	95.00	06/01/06	287	(49)	(95)
September, 2006 10 Year U.S. Treasury Note	104.00	09/01/06	17	(5)	(3)
				$(76)	$(145)

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank Of America	Radioshack Corp., 7.38%, 05/15/11	Buy	133 BPS quarterly	03/20/11	$3,000	$(12)
Barclays Capital	Jones Apparel Group, 5.13%, 11/15/14	Buy	89 BPS quarterly	03/20/11	3,000	(26)
Citibank, N.A.	General Electric Capital Corp., 3.50%, 05/01/08	Sell	14 BPS quarterly	12/20/07	23,000	22
Deutsche Bank AG, New York	Suntrust Capital, 2.48%, 03/15/28	Sell	48 BPS quarterly	06/30/07	12,400	25
Deutsche Bank AG, New York	Berkshire Hathaway, Inc., 9.75%, 01/15/18	Sell	20 BPS quarterly	03/20/10	8,000	20
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	104 BPS semi-annually	06/20/10	4,000	99
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	105 BPS semi-annually	06/20/10	4,000	(104)
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	96 BPS semi-annually	07/20/10	15,000	(323)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	101 BPS semi-annually	07/20/10	15,000	344
Goldman Sachs Capital Management	Autozone Inc., 5.88%, 10/15/12	Buy	78 BPS quarterly	03/20/11	3,000	(18)
Goldman Sachs Capital Management	Tyson Foods Inc., 8.25%, 01/10/11	Buy	86 BPS quarterly	03/20/11	3,000	27
Morgan Stanley Capital Services	United Mexican States, 7.50%, 04/08/33	Buy	112 BPS semi-annually	04/20/10	10,000	(325)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Sell	140 BPS semi-annually	04/20/10	10,000	421
Union Bank Of Switzerland AG, London	United Mexican States, 7.50%, 04/08/33	Buy	113 BPS semi-annually	04/20/10	30,000	(1,086)
Union Bank Of Switzerland AG, London	Russian Federation, 5.00%, 03/31/30	Buy	125 BPS semi-annually	04/20/10	44,000	(1,862)
Union Bank Of Switzerland AG, London	Aries, 9.60%, 10/25/14	Sell	120 BPS semi-annually	04/20/10	44,000	2,046
Union Bank Of Switzerland AG, London	Russian Federation, 5.00%, 03/31/30	Sell	125 BPS semi-annually	04/20/10	30,000	1,269
						$517

Interest Rate Swaps

	RATE TYPE
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Capital	5.15% semi-annually	3 month LIBOR quarterly	02/16/16	$ 7,730	$ (47)
Citibank, N.A.	3 month LIBOR quarterly	4.55% semi-annually	10/04/07	13,075	41
Citibank, N.A.	4.63% semi-annually	3 month LIBOR quarterly	10/04/10	11,300	36
Citibank, N.A.	5.12% semi-annually	3 month LIBOR quarterly	02/16/16	6,820	(25)
Credit Suisse International	5.12% semi-annually	3 month LIBOR quarterly	11/14/15	4,255	(73)
Credit Suisse International	3 month LIBOR quarterly	5.04% semi-annually	02/14/17	159	—
Credit Suisse International	5.06% semi-annually	3 month LIBOR quarterly	02/14/37	159	—
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.10% semi-annually	02/26/14	1,200	1
Deutsche Bank AG, New York	5.08% semi-annually	3 month LIBOR quarterly	02/22/16	10,000	—
Deutsche Bank AG, New York	5.09% semi-annually	3 month LIBOR quarterly	01/26/21	970	—
Deutsche Bank AG, New York	5.09% semi-annually	3 month LIBOR quarterly	01/26/21	973	1
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.09% semi-annually	05/15/08	28,250	(11)
Lehman Brothers Special Financing	5.09% semi-annually	3 month LIBOR quarterly	05/15/16	18,250	(23)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.12% semi-annually	05/15/36	5,800	35
Merrill Lynch Capital Services	3 month LIBOR quarterly	5.02% semi-annually	01/28/29	2,585	(20)
Merrill Lynch Capital Services	5.20% semi-annually	3 month LIBOR quarterly	01/27/36	3,630	(32)
					$(117)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   73

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A. (a)	Treasury Note, 4.00%, 03/10	97.65	04/03/06	$78,800	$(46)
Citibank, N.A. (a)	30 Year, FNMA, 5.00%, 04/06	96.69	04/05/06	16,400	(43)
Citibank, N.A. (b)	30 Year, FNMA, 5.50%, 04/06	98.91	04/05/06	20,000	— (h)
Citibank, N.A. (a)	30 Year, FNMA, 5.50%, 04/06	98.91	04/05/06	52,000	— (h)
Citibank, N.A. (a)	30 Year, FNMA, 6.00%, 04/06	100.59	04/05/06	30,000	(64)
Citibank, N.A. (b)	30 Year, FNMA, 5.00%, 05/06	96.72	05/04/06	30,000	39
Credit Suisse International (b)	Treasury Note, 3.88%, 07/07	98.86	04/05/06	272,700	(49)
Deutsche Bank AG, New York (b)	30 Year, FNMA, 5.50%, 04/06	98.91	04/05/06	8,500	— (h)
Deutsche Bank AG, New York (a)	15 Year, FNMA, 5.50%, 04/06	100.20	04/11/06	12,000	17
Morgan Stanley Capital Services (a)	30 Year, FNMA, 5.50%, 03/06	98.63	03/06/06	8,500	(33)
Morgan Stanley Capital Services (b)	15 Year, FNMA, 5.50%, 04/06	100.13	04/11/06	12,000	25
					$(154)

(a)	Fund pays the excess of the market price over the price lock and receives the excess of the price lock over the market price.

(b)	Fund pays the excess of the price lock over the market price and receives the excess of the market price over the price lock.

Forward Rate Swaps

	RATE TYPE
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Merrill Lynch Capital Services	3 month LIBOR	4.82% semi-annually	03/13/06	$643,700	$(29)
Merrill Lynch Capital Services	3 month LIBOR	5.08% semi-annually	06/19/06	212,200	3
Merrill Lynch Capital Services	3 month LIBOR	5.09% semi-annually	06/19/06	240,500	12
Merrill Lynch Capital Services	3 month LIBOR	5.09% semi-annually	06/19/06	175,200	9
Merrill Lynch Capital Services	3 month LIBOR	5.10% semi-annually	06/19/06	113,200	8
					$3

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (Unaudited)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(e)—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands)

Fund	Market Value	Percentages
JPMorgan Bond Fund	$19,726	1.38%
JPMorgan Global Strategic Income Fund	1,881	8.42

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)—	The rate shown is the effective yield at the date of purchase.

(r)—	Rates shown are per annum and payments are as described.

ADR—	American Depositary Receipt

ARS—	Argentine Peso

AUD—	Australian Dollar

BRL—	Brazilian Real

CAD—	Canadian Dollar

CHF—	Swiss Franc

CMO—	Collateralized Mortgage Obligation

EUR—	Euro

FNMA—	Federal National Mortgage Association

FRN—	Floating Rate Note. The rate shown is the rate in effect as of February 28, 2006.

GBP—	British Pound

GNMA—	Government National Mortgage Association

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY—	Japanese Yen

MXN—	Mexican Peso

NZD—	New Zealand Dollar

PLN—	Polish Zloty

RACERS—	Restructured Asset Securities with Enhanced Returns.

REIT—	Real Estate Investment Trust

SEK—	Swedish Krona

SGD—	Singapore Dollar

STRIPS—	Separate Trading of Registered Interest and Principal Securities.

SUB—	Step-Up Bond. The rate shown is the rate in effect as of February 28, 2006.

TBA—	To be announced.

THB—	Thai Baht

TRAINS—	Targeted Return Index

TRY—	New Turkish Lira

USD—	United States Dollar.

VAR—	Variable. The interest rate shown is the rate in effect at February 28, 2006.

ZAR—	South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   75

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund		Enhanced Income Fund		Global Strategic Income Fund
ASSETS:
Investments in non-affiliates, at value	$2,040,195	$87,640		$143,512		$21,289
Investments in affiliates, at value	17,369	6,085		1,593		4,553
Total investment securities, at value	2,057,564	93,725		145,105		25,842
Cash	—	—	(a)	42		31
Foreign currency, at value	—	192		—		17
Receivables:
Investment securities sold	1,290,445	1,668		46,891		3,163
Fund shares sold	1,234	371		—		216
Interest and dividends	11,999	1,417		523		262
Variation margin on futures contracts	490	48		14		10
Unrealized gain on forward foreign currency exchange contracts	34	—		—		18
Outstanding swap contracts, at value	10,680	339		3		—
Expense reimbursements	—	—		—		24
Prepaid expenses and other assets	—	—		—		8
Total Assets	3,372,446	97,760		192,578		29,591

LIABILITIES:
Payables:
Due to custodian	3,313	—		—		—
Dividends	3,637	189		53		37
Investment securities purchased	1,673,493	4,214		56,371		7,103
Securities sold short, at value	234,089	—		—		—
Fund shares redeemed	712	88		—		46
Variation margin on futures contracts	415	41		14		13
Unrealized loss on forward foreign currency exchange contracts	—	—		—		1
Outstanding options written, at fair value	14,573	—		25		—
Outstanding swap contracts, at value	10,525	345		24		—
Accrued liabilities:
Investment advisory fees	228	38		8		—
Administration fees	85	5		—	(a)	—
Shareholder servicing fees	190	—		—		4
Distribution fees	4	—		—		8
Custodian and accounting fees	23	19		4		29
Trustees’ fees — deferred compensation plan	3	—	(a)	1		—	(a)
Other	147	71		74		—
Total liabilities	1,941,437	5,010		56,574		7,241
Net Assets	$1,431,009	$92,750		$136,004		$22,350

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund	Global Strategic Income Fund
NET ASSETS:
Paid in capital	$1,451,882	$88,140	$143,318	$49,439
Accumulated undistributed (distributions in excess of) net investment income	(532)	(14)	11	167
Accumulated net realized gains (losses)	(8,079)	531	(7,462)	(26,634)
Net unrealized appreciation (depreciation)	(12,262)	4,093	137	(622)
Total Net Assets	$1,431,009	$92,750	$136,004	$22,350
Net Assets:
Class A	$9,637	$—	$—	$4,708
Class B	2,480	—	—	6,236
Class C	1,200	—	—	2,531
Class M	—	—	—	4,189
Select Class	1,039,803	92,750	—	1,981
Institutional Class	236,583	—	136,004	2,705
Ultra	141,306	—	—	—
Total	$1,431,009	$92,750	$136,004	$22,350

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,025	—	—	509
Class B	266	—	—	675
Class C	128	—	—	274
Class M	—	—	—	453
Select Class	111,730	10,904	—	214
Institutional Class	25,427	—	13,916	292
Ultra	15,187	—	—	—

Net Asset Value:
Class A — Redemption price per share	$9.40	$—	$—	$9.24
Class B — Offering price per share (a)	9.33	—	—	9.24
Class C — Offering price per share (a)	9.38	—	—	9.24
Class M — Redemption price per share	—	—	—	9.25
Select Class — Offering and redemption price per share	9.31	8.51	—	9.25
Institutional Class — Offering and redemption price per share	9.30	—	9.77	9.25
Ultra — Offering and redemption price per share	9.30	—	—	—
Class A maximum sales charge	4.50%	—	—	4.50%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$9.84	$—	$—	$9.68
Class M maximum sales charge	—	—	—	3.00%
Class M maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$—	$—	$—	$9.54

Cost of investments	$2,071,411	$89,643	$144,928	$26,485
Cost of foreign currency	—	191	—	17
Premiums received from options written	16,475	—	12	—
Proceeds received from securities sold short	233,406	—	—	—
Premiums received from swaps	43	—	—	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   77

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Real Return Fund (a)		Short Term Bond Fund	Short Term Bond Fund II
ASSETS:
Investments in non-affiliates, at value	$57,718		$654,374	$761,639
Investments in affiliates, at value	1,877		35,123	18,492
Total investment securities, at value	59,595		689,497	780,131
Cash	62		—	—
Foreign currency, at value	67		229	—
Receivables:
Investment securities sold	4,040		283,805	375,737
Fund shares sold	—	(b)	445	183
Interest and dividends	181		5,178	5,118
Variation margin on futures contracts	14		450	60
Unrealized gain on forward foreign currency exchange contracts	17		55	—
Outstanding swap contracts, at value	270		8,501	4,500
Expense reimbursements	4		—	—
Total Assets	64,250		988,160	1,165,729

LIABILITIES:
Payables:
Due to custodian	—		1,048	818
Dividends	—		1,209	3,115
Investment securities purchased	5,829		377,904	455,363
Securities sold short, at value	—		—	—
Fund shares redeemed	18		334	934
Variation margin on futures contracts	47		185	112
Unrealized loss on forward foreign currency exchange contracts	12		—	—
Outstanding options written, at fair value	10		2,842	3,432
Outstanding swap contracts, at value	173		7,600	4,251
Accrued liabilities:
Investment advisory fees	—		100	142
Administration fees	—		4	35
Shareholder servicing fees	7		35	84
Distribution fees	—	(b)	1	76
Custodian and accounting fees	13		16	27
Trustees’ fees — deferred compensation plan	—	(b)	3	5
Other	55		107	115
Total liabilities	6,164		391,388	468,509
Net Assets	$58,086		$596,772	$697,220

(a)	Commencement of operations was September 1, 2005.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Real Return Fund (a)	Short Term Bond Fund	Short Term Bond Fund II
NET ASSETS:
Paid in capital	$59,534	$619,987	$731,228
Accumulated undistributed (distributions in excess of) net investment income	(417)	1,258	817
Accumulated net realized gains (losses)	(655)	(15,690)	(23,562)
Net unrealized appreciation (depreciation)	(376)	(8,783)	(11,263)
Total Net Assets	$58,086	$596,772	$697,220

Net Assets:
Class A	$341	$3,902	$36,694
Class C	15	—	—
Class M	—	—	248,698
Select Class	57,715	188,160	411,828
Institutional Class	15	404,710	—
Total	$58,086	$596,772	$697,220

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	35	410	3,715
Class C	1	—	—
Class M	—	—	25,176
Select Class	5,957	19,748	41,625
Institutional Class	2	42,468	—

Net Asset Value:
Class A — Redemption price per share	$9.67	$9.53	$9.88
Class C — Offering price per share (b)	9.67	—	—
Class M — Redemption price per share	—	—	9.88
Select Class — Offering and redemption price per share	9.69	9.53	9.89
Institutional Class — Offering and redemption price per share	9.69	9.53	—
Class A maximum sales charge	4.50%	3.00%	3.00%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.13	$9.82	$10.19
Class M maximum sales charge	—	—	1.50%
Class M maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$—	$—	$10.03

Cost of investments	$60,052	$699,643	$791,940
Cost of foreign currency	65	229	—
Premiums received from options written	5	3,049	3,683

(a)	Commencement of operations was September 1, 2005.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   79

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2006 (Unaudited)

(Amounts in thousands)

	Bond Fund	Emerging Markets Debt Fund		Enhanced Income Fund	Global Strategic Income Fund
INVESTMENT INCOME:
Interest income	$18,615	$1,435		$3,587	$579
Dividend Income	—	—		46	—
Dividend income from affiliates (a)	576	53		115	61
Foreign taxes withheld	(11)	(2)		(1)	—	(b)
Total Investment Income	19,180	1,486		3,747	640

EXPENSES:
Investment advisory fees	1,061	156		188	49
Administration fees	369	23		78	11
Distribution fees:
Class A	9	—		—	5
Class B	9	—		—	24
Class C	3	—		—	10
Class M	—	—		—	11
Shareholder servicing fees:
Class A	9	—		—	5
Class B	3	—		—	8
Class C	1	—		—	3
Class M	—	—		—	7
Select Class	393	56		—	2
Institutional Class	122	—		75	1
Custodian and accounting fees	49	33		14	41
Interest expense	—	1		1	—	(b)
Professional fees	63	58		41	63
Trustees’ fees	5	—	(b)	1	—	(b)
Printing and mailing costs	38	6		7	25
Registration and filing fees	45	12		9	40
Transfer agent fees	103	10		4	32
Other	33	4		11	5
Total expenses	2,315	359		429	342
Less amounts waived	(350)	(79)		(273)	(61)
Less earnings credits	(18)	—	(b)	(3)	(1)
Less expense reimbursements	—	—		—	(135)
Net expenses	1,947	280		153	145
Net Investment Income (Loss)	17,233	1,206		3,594	495

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund	Global Strategic Income Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$(8,115)	$1,397	$(233)	$253
Securities sold short	(1,373)	—	(111)	—
Options written	4,535	—	172	—
Futures	(30)	(105)	(320)	22
Swaps	(1,490)	31	(56)	—
Foreign currency transactions	16	86	— (a)	(34)
Net realized gain (loss)	(6,457)	1,409	(548)	241
Change in net unrealized appreciation (depreciation) of:
Investments	(6,178)	1,676	59	(426)
Securities sold short	880	—	—	—
Options written	1,955	—	(22)	—
Futures	(23)	70	(125)	20
Swaps	(760)	(43)	(21)	—
Foreign currency translations	233	5	1	48
Change in net unrealized appreciation (depreciation)	(3,893)	1,708	(108)	(358)
Net realized/unrealized gains (losses)	(10,350)	3,117	(656)	(117)
Change in net assets resulting from operations	$6,883	$4,323	$2,938	$378

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   81

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2006 (Unaudited) (continued)

(Amounts in thousands)

	Real Return Fund (a)		Short Term Bond Fund	Short Term Bond Fund II
INVESTMENT INCOME:
Interest income	$932		$14,104	$19,387
Dividend income	—		271	—
Dividend income from affiliates (b)	49		978	549
Foreign taxes withheld	—		(7)	(11)
Total Investment Income	981		15,346	19,925

EXPENSES:
Investment advisory fees	92		755	945
Administration fees	27		315	394
Distribution fees:
Class A	—	(c)	4	49
Class C	—	(c)	—	—
Class M	—		—	519
Shareholder servicing fees:
Class A	—	(c)	4	49
Class C	—	(c)	—	—
Class M	—		—	371
Select Class	65		200	525
Institutional Class	—	(c)	220	—
Custodian and accounting fees	17		36	38
Interest expense	—		—	1
Professional fees	44		50	75
Trustees’ fees	—	(c)	4	5
Printing and mailing costs	6		24	35
Registration and filing fees	56		22	14
Transfer agent fees	19		28	38
Other	5		22	60
Total expenses	331		1,684	3,118
Less amounts waived	(145)		(554)	(425)
Less earnings credits	(1)		(17)	(13)
Less expense reimbursements	(15)		—	—
Net expenses	170		1,113	2,680
Net Investment Income (Loss)	811		14,233	17,245

(a)	Commencement of operations was September 1, 2005.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Real Return Fund (a)	Short Term Bond Fund	Short Term Bond Fund II
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$(558)	$(4,673)	$(8,215)
Securities sold short	(101)	(395)	(540)
Options written	81	(20)	(17)
Futures	(51)	(847)	(1,141)
Swaps	(26)	(435)	(361)
Foreign currency transactions	— (b)	29	—
Net realized gain (loss)	(655)	(6,341)	(10,274)
Change in net unrealized appreciation (depreciation) of:
Investments	(457)	(4,117)	(3,627)
Securities sold short	—	—	—
Options written	(5)	137	153
Futures	(4)	588	685
Swaps	97	653	(322)
Foreign currency translations	(7)	61	—
Change in net unrealized appreciation (depreciation)	(376)	(2,678)	(3,111)
Net realized/unrealized gains (losses)	(1,031)	(9,019)	(13,385)
Change in net assets resulting from operations	$(220)	$5,214	$3,860

(a)	Commencement of operations was September 1, 2005.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund
	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,233	$30,901	$1,206	$2,203
Net realized gain (loss)	(6,457)	21,795	1,409	6,189
Change in net unrealized appreciation (depreciation)	(3,893)	(10,912)	1,708	(2,325)
Change in net assets resulting from operations	6,883	41,784	4,323	6,067

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(161)	(164)	—	—
From net realized gains	(198)	(91)	—	—
Class B
From net investment income	(45)	(62)	—	—
From net realized gains	(68)	(55)	—	—
Class C
From net investment income	(16)	(9)	—	—
From net realized gains	(24)	(6)	—	—
Select Class
From net investment income	(7,569)	(8,133)	(1,349)	(2,457)
From net realized gains	(5,719)	(5,643)	(6,019)	(4,588)
Institutional Class
From net investment income	(5,577)	(12,001)	—	—
From net realized gains	(6,859)	(8,858)	—	—
Ultra
From net investment income	(3,277)	(13,890)	—	—
From net realized gains	(3,926)	(10,597)	—	—
Total distributions to shareholders	(33,439)	(59,509)	(7,368)	(7,045)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	860,266	(277,832)	61,347	(719)

NET ASSETS:
Change in net assets	833,710	(295,557)	58,302	(1,697)
Beginning of period	597,299	892,856	34,448	36,145
End of period	$1,431,009	$597,299	$92,750	$34,448
Accumulated undistributed (distributions in excess of) net investment income	$(532)	$(1,120)	$(14)	$129

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Enhanced Income Fund		Global Strategic Income Fund
	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,594	$6,157	$495	$1,380
Net realized gain (loss)	(548)	(464)	241	2,413
Change in net unrealized appreciation (depreciation)	(108)	105	(358)	(1,738)
Change in net assets resulting from operations	2,938	5,798	378	2,055
Net equalization credits (debits)	—	—	1	—

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(112)	(104)
Class B
From net investment income	—	—	(159)	(149)
Class C
From net investment income	—	—	(66)	(58)
Class M
From net investment income	—	—	(111)	(124)
Select Class
From net investment income	—	—	(52)	(96)
Institutional Class
From net investment income	(3,538)	(6,102)	(73)	(782)
Total distributions to shareholders	(3,538)	(6,102)	(573)	(1,313)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(26,740)	(130,104)	242	(20,984)

NET ASSETS:
Change in net assets	(27,340)	(130,408)	48	(20,242)
Beginning of period	163,344	293,752	22,302	42,544
End of period	$136,004	$163,344	$22,350	$22,302
Accumulated undistributed (distributions in excess of) net investment income	$11	$(45)	$167	$245

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Real Return Fund	Short Term Bond Fund		Short Term Bond Fund II
	Period Ended 2/28/2006 (a) (Unaudited)	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$811	$14,233	$24,577	$17,245	$29,791
Net realized gain (loss)	(655)	(6,341)	(8,477)	(10,274)	(11,671)
Change in net unrealized appreciation (depreciation)	(376)	(2,678)	(4,908)	(3,111)	(7,917)
Change in net assets resulting from operations	(220)	5,214	11,192	3,860	10,203
Net equalization credits (debits)	—	—	—	(257)	—

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3)	(69)	(107)	(753)	(1,413)
Class C
From net investment income	— (b)	—	—	—	—
Class M
From net investment income	—	—	—	(5,191)	(13,004)
Select Class
From net investment income	(1,225)	(3,316)	(4,429)	(8,711)	(14,903)
Institutional Class
From net investment income	— (b)	(9,271)	(21,549)	—	—
Total distributions to shareholders	(1,228)	(12,656)	(26,085)	(14,655)	(29,320)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	59,534	(29,674)	(90,441)	(136,851)	(326,704)

NET ASSETS:
Change in net assets	58,086	(37,116)	(105,334)	(147,903)	(345,821)
Beginning of period	—	633,888	739,222	845,123	1,190,944
End of period	$58,086	$596,772	$633,888	$697,220	$845,123
Accumulated undistributed (distributions in excess of) net investment income	$(417)	$1,258	$(319)	$817	$(1,773)

(a)	Commencement of operations was September 1, 2005.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Bond Fund		Emerging Markets Debt Fund
	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,506	$3,751	$—	$—
Dividends reinvested	319	240	—	—
Cost of shares redeemed	(1,835)	(981)	—	—
Change in net assets from Class A capital transactions	$3,990	$3,010	$—	$—
Class B
Proceeds from shares issued	$492	$811	$—	$—
Dividends reinvested	58	53	—	—
Cost of shares redeemed	(241)	(523)	—	—
Change in net assets from Class B capital transactions	$309	$341	$—	$—
Class C
Proceeds from shares issued	$822	$414	$—	$—
Dividends reinvested	37	14	—	—
Cost of shares redeemed	(49)	(210)	—	—
Change in net assets from Class C capital transactions	$810	$218	$—	$—
Select Class
Proceeds from shares issued	$146,637	$89,091	$69,769	$39,420
Subscriptions in kind (Note 9)	744,265	—	—	—
Dividends reinvested	7,443	12,184	6,396	6,068
Cost of shares redeemed	(53,197)	(83,731)	(14,828)	(46,207)
Redemption fees	—	—	10	— (b)
Change in net assets from Select Class capital transactions	$845,148	$17,544	$61,347	$(719)
Institutional Class
Proceeds from shares issued	$37,899	$73,182	$—	$—
Dividends reinvested	8,709	13,217	—	—
Cost of shares redeemed	(58,213)	(138,577)	—	—
Change in net assets from Institutional Class capital transactions	$(11,605)	$(52,178)	$—	$—
Ultra
Proceeds from shares issued	$30,718	$57,221	$—	$—
Dividends reinvested	3,866	21,223	—	—
Cost of shares redeemed	(12,970)	(325,211)	—	—
Change in net assets from Ultra capital transactions	$21,614	$(246,767)	$—	$—

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund
	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	578	383	—	—
Reinvested	34	24	—	—
Redeemed	(193)	(100)	—	—
Change in Class A Shares	419	307	—	—
Class B
Issued	52	83	—	—
Reinvested	6	5	—	—
Redeemed	(25)	(53)	—	—
Change in Class B Shares	33	35	—	—
Class C
Issued	86	42	—	—
Reinvested	4	1	—	—
Redeemed	(5)	(21)	—	—
Change in Class C Shares	85	22	—	—
Select Class
Issued	15,693	9,140	8,107	4,280
Subscriptions in kind (Note 9)	80,114	—	—	—
Reinvested	797	1,251	774	681
Redeemed	(5,641)	(8,565)	(1,685)	(5,026)
Change in Select Class Shares	90,963	1,826	7,196	(65)
Institutional Class
Issued	4,008	7,505	—	—
Reinvested	933	1,358	—	—
Redeemed	(6,140)	(14,161)	—	—
Change in Institutional Class Shares	(1,199)	(5,298)	—	—
Ultra
Issued	3,191	5,835	—	—
Reinvested	414	2,179	—	—
Redeemed	(1,361)	(33,265)	—	—
Change in Ultra Shares	2,244	(25,251)	—	—

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Enhanced Income Fund		Global Strategic Income Fund
	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$1,490	$1,178
Net assets acquired in tax-free reorganization (Note 8)	—	—	—	3,011
Dividends reinvested	—	—	68	69
Cost of shares redeemed	—	—	(782)	(1,137)
Change in net assets from Class A capital transactions	$—	$—	$776	$3,121
Class B
Proceeds from shares issued	$—	$—	$408	$482
Net assets acquired in tax-free reorganization (Note 8)	—	—	—	7,328
Dividends reinvested	—	—	89	80
Cost of shares redeemed	—	—	(913)	(1,218)
Change in net assets from Class B capital transactions	$—	$—	$(416)	$6,672
Class C
Proceeds from shares issued	$—	$—	$376	$276
Net assets acquired in tax-free reorganization (Note 8)	—	—	—	2,925
Dividends reinvested	—	—	42	36
Cost of shares redeemed	—	—	(494)	(626)
Change in net assets from Class C capital transactions	$—	$—	$(76)	$2,611
Class M
Proceeds from shares issued	$—	$—	$6	$14
Net assets acquired in tax-free reorganization (Note 8)	—	—	—	6,507
Cost of shares redeemed	—	—	(829)	(1,492)
Change in net assets from Class M capital transactions	$—	$—	$(823)	$5,029
Select Class
Proceeds from shares issued	$—	$—	$356	$695
Dividends reinvested	—	—	44	88
Cost of shares redeemed	—	—	(296)	(1,313)
Change in net assets from Select Class capital transactions	$—	$—	$104	$(530)
Institutional Class
Proceeds from shares issued	$49,626	$56,236	$775	$1,797
Dividends reinvested	3,137	4,840	70	103
Cost of shares redeemed	(79,503)	(191,180)	(168)	(39,787)
Change in net assets from Institutional Class capital transactions	$(26,740)	$(130,104)	$677	$(37,887)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Enhanced Income Fund		Global Strategic Income Fund
	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	—	—	161	128
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	325
Reinvested	—	—	7	7
Redeemed	—	—	(84)	(123)
Change in Class A Shares	—	—	84	337
Class B
Issued	—	—	44	51
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	792
Reinvested	—	—	10	9
Redeemed	—	—	(99)	(132)
Change in Class B Shares	—	—	(45)	720
Class C
Issued	—	—	41	30
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	316
Reinvested	—	—	5	4
Redeemed	—	—	(54)	(68)
Change in Class C Shares	—	—	(8)	282
Class M
Issued	—	—	1	2
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	702
Redeemed	—	—	(90)	(162)
Change in Class M Shares	—	—	(89)	542
Select Class
Issued	—	—	39	75
Reinvested	—	—	4	10
Redeemed	—	—	(32)	(142)
Change in Select Class Shares	—	—	11	(57)
Institutional Class
Issued	5,060	5,720	84	193
Reinvested	321	492	7	11
Redeemed	(8,107)	(19,434)	(18)	(4,321)
Change in Institutional Class Shares	(2,726)	(13,222)	73	(4,117)

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Real Return Fund		Short Term Bond Fund		Short Term Bond Fund II
	Period Ended 2/28/2006 (a) (Unaudited)		Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$446		$1,451	$2,274	$1,365	$4,516
Dividends reinvested	1		66	88	676	1,265
Cost of shares redeemed	(105)		(968)	(1,576)	(6,092)	(19,040)
Change in net assets from Class A capital transactions	$342		$549	$786	$(4,051)	$(13,259)
Class C
Proceeds from shares issued	$15		$—	$—	$—	$—
Dividends reinvested	—	(b)	—	—	—	—
Cost of shares redeemed	—	(b)	—	—	—	—
Change in net assets from Class C capital transactions	$15		$—	$—	$—	$—
Class M
Proceeds from shares issued	$—		$—	$—	$387	$27,844
Dividends reinvested	—		—	—	1	2
Cost of shares redeemed	—		—	—	(118,979)	(289,937)
Change in net assets from Class M capital transactions	$—		$—	$—	$(118,591)	$(262,091)
Select Class
Proceeds from shares issued	$58,734		$65,494	$117,275	$43,962	$87,195
Dividends reinvested	442		920	1,911	288	876
Cost of shares redeemed	(15)		(35,378)	(52,431)	(58,459)	(139,425)
Change in net assets from Select Class capital transactions	$59,161		$31,036	$66,755	$(14,209)	$(51,354)
Institutional Class
Proceeds from shares issued	$16		$64,035	$115,405	$—	$—
Dividends reinvested	—	(b)	6,371	14,337	—	—
Cost of shares redeemed	—	(b)	(131,665)	(287,724)	—	—
Change in net assets from Institutional Class capital transactions	$16		$(61,259)	$(157,982)	$—	$—

(a)	Commencement of operations was September 1, 2005.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Real Return Fund		Short Term Bond Fund		Short Term Bond Fund II
	Period Ended 2/28/2006 (a) (Unaudited)		Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005	Six Months Ended 2/28/2006 (Unaudited)	Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	46		152	233	138	447
Reinvested	—	(b)	7	9	68	125
Redeemed	(11)		(101)	(162)	(615)	(1,885)
Change in Class A Shares	35		58	80	(409)	(1,313)
Class C
Issued	1		—	—	—	—
Reinvested	—	(b)	—	—	—	—
Redeemed	—	(b)	—	—	—	—
Change in Class C Shares	1		—	—	—	—
Class M
Issued	—		—	—	39	2,759
Reinvested	—		—	—	— (b)	— (b)
Redeemed	—		—	—	(11,969)	(28,681)
Change in Class M Shares	—		—	—	(11,930)	(25,922)
Select Class
Issued	5,913		6,850	12,075	4,424	8,603
Reinvested	46		97	196	29	86
Redeemed	(2)		(3,695)	(5,395)	(5,885)	(13,773)
Change in Select Class Shares	5,957		3,252	6,876	(1,432)	(5,084)
Institutional Class
Issued	2		6,673	11,837	—	—
Reinvested	—	(b)	667	1,475	—	—
Redeemed	—	(b)	(13,772)	(29,572)	—	—
Change in Institutional Class Shares	2		(6,432)	(16,260)	—	—

(a)	Commencement of operations was September 1, 2005.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital
Bond Fund
Six months ended February 28, 2006 (Unaudited)	$9.85	$0.20		$(0.18)	$0.02	$(0.20)	$(0.27)	$—
Year Ended August 31, 2005	10.05	0.36		0.13	0.49	(0.39)	(0.30)	—
Year Ended August 31, 2004	10.03	0.32		0.32	0.64	(0.32)	(0.30)	—
Year Ended August 31, 2003	10.07	0.40		0.04	0.44	(0.40)	(0.08)	—
November 1, 2001 to August 31, 2002(d)	10.08	0.31		0.05	0.36	(0.31)	(0.06)	—
September 10, 2001(e) to October 31, 2001	9.89	0.06	(g)	0.20	0.26	(0.07)	—	—

Global Strategic Income Fund
Six months ended February 28, 2006 (Unaudited)	9.33	0.22	(g)	(0.06)	0.16	(0.25)	—	—
Year Ended August 31, 2005	9.08	0.30		0.33	0.63	(0.38)	—	—
Year Ended August 31, 2004	8.92	0.48	(g)	0.15	0.63	(0.47)	—	—
Year Ended August 31, 2003	8.64	0.40	(g)	0.31	0.71	(0.43)	—	—
November 1, 2001 to August 31, 2002(d)	8.91	0.55		(0.33)	0.22	(0.47)	(0.02)	—
September 10, 2001(e) to October 31, 2001	9.13	0.09	(g)	(0.22)	(0.13)	(0.09)	—	—

Real Return Fund
Six months ended February 28, 2006(f) (Unaudited)	10.00	0.14	(g)	(0.26)	(0.12)	(0.21)	—	—

Short Term Bond Fund
Six months ended February 28, 2006 (Unaudited)	9.64	0.20		(0.13)	0.07	(0.18)	—	—
Year Ended August 31, 2005	9.84	0.31		(0.19)	0.12	(0.32)	—	—
Year Ended August 31, 2004	9.85	0.20		(0.01)	0.19	(0.20)	—	—
Year Ended August 31, 2003	10.03	0.24		(0.03)	0.21	(0.25)	(0.14)	—
November 1, 2001 to August 31, 2002(d)	10.01	0.27		0.05	0.32	(0.26)	(0.04)	—
September 10, 2001(e) to October 31, 2001	9.87	0.05	(g)	0.15	0.20	(0.06)	—	—

Short Term Bond Fund II
Six months ended February 28, 2006 (Unaudited)	10.02	0.23		(0.18)	0.05	(0.19)	—	—
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	—	—
Year Ended August 31, 2004	10.23	0.21	(g)	(0.02)	0.19	(0.21)	—	—	(h)
Year Ended August 31, 2003	10.33	0.23	(g)	(0.04)	0.19	(0.24)	(0.05)	—	(h)
November 1, 2001 to August 31, 2002(d)	10.38	0.25		0.06	0.31	(0.25)	(0.11)	—
Year Ended October 31, 2001	9.89	0.43	(g)	0.53	0.96	(0.47)	—	—
Year Ended October 31, 2000	9.94	0.56		(0.05)	0.51	(0.56)	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to August 31.

(e)	Commencement of offering of class of shares.

(f)	Commencement of operations was September 1, 2005.

(g)	Calculated based on average shares outstanding.

(h)	Rounds to less than $0.01.

(i)	Includes interest expense for custody overdraft of 1 basis point.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

			Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$(0.47)	$9.40	0.30%	$9,637	0.74%		4.61%	0.99%		355%
(0.69)	9.85	5.06	5,963	0.75		3.63	1.31		559
(0.62)	10.05	6.61	3,004	0.75		3.19	1.88		571
(0.48)	10.03	4.32	2,000	0.75		3.86	1.59		679
(0.37)	10.07	3.72	1,000	0.75		3.59	5.64		572
(0.07)	10.08	2.63	70,000	0.75		3.93	10.75		423

(0.25)	9.24	1.78	4,708	1.15		4.75	2.95		107
(0.38)	9.33	7.04	3,965	1.17		4.29	2.11		461
(0.47)	9.08	7.20	802	1.27	(i)	5.31	4.23		152
(0.43)	8.92	8.33	300	1.25		4.45	7.26		248
(0.49)	8.64	2.54	70	1.25		6.20	35.90	(j)	178
(0.09)	8.91	(2.30)	70	1.25		6.99	11.01		107

(0.21)	9.67	(1.16)	341	0.90		2.88	1.55		99

(0.18)	9.53	0.77	3,902	0.75		4.40	0.92		333
(0.32)	9.64	1.29	3,393	0.75		3.20	1.21		194
(0.20)	9.84	1.92	3,000	0.75		2.00	1.17		261
(0.39)	9.85	2.08	9,000	0.75		2.39	1.10		386
(0.30)	10.03	3.18	10,000	0.75		3.01	1.00		215
(0.06)	10.01	2.01	2,000	0.75		3.62	10.76		160

(0.19)	9.88	0.55	36,694	0.75		4.54	0.93		256
(0.30)	10.02	1.09	41,311	0.75		2.94	1.00		201
(0.21)	10.21	1.85	55,000	0.75		2.03	1.10		253
(0.29)	10.23	1.88	44,000	0.75		2.31	0.96		319
(0.36)	10.33	3.06	70,000	0.75		2.66	1.00		192
(0.47)	10.38	9.95	52,000	0.75		4.25	1.15		315
(0.56)	9.89	5.27	19,000	0.75		5.68	1.37		139

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital
Bond Fund
Six months ended February 28, 2006 (Unaudited)	$9.78	$0.19		$(0.19)	$—	$(0.18)	$(0.27)	$—
Year Ended August 31, 2005	9.97	0.29		0.12	0.41	(0.30)	(0.30)	—
Year Ended August 31, 2004	9.95	0.25		0.32	0.57	(0.25)	(0.30)	—	(g)
Year Ended August 31, 2003	10.05	0.33		(0.03)	0.30	(0.32)	(0.08)	—
November 1, 2001 to August 31, 2002(d)	10.08	0.24		0.03	0.27	(0.24)	(0.06)	—
September 10, 2001(e) to October 31, 2001	9.89	0.06	(f)	0.19	0.25	(0.06)	—	—

Global Strategic Income Fund
Six months ended February 28, 2006 (Unaudited)	9.32	0.20	(f)	(0.05)	0.15	(0.23)	—	—
February 18, 2005(e) to August 31, 2005	9.26	0.19		0.06	0.25	(0.19)	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to August 31.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

				Ratios/Supplemental data
					Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$(0.45)	$9.33	0.00	%(h)	$2,480	1.40%	4.04%	1.50%	355%
(0.60)	9.78	4.23		2,283	1.44	2.93	1.90	559
(0.55)	9.97	5.89		1,972	1.50	2.48	2.36	571
(0.40)	9.95	2.94		2,000	1.50	3.19	2.14	679
(0.30)	10.05	2.83		1,000	1.50	2.80	6.02	572
(0.06)	10.08	2.53		64	1.48	4.07	11.25	423

(0.23)	9.24	1.62		6,236	1.65	4.28	3.45	107
(0.19)	9.32	2.77		6,715	1.65	3.91	2.43	461

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
Six months ended February 28, 2006 (Unaudited)	$9.83	$0.15		$(0.15)	$—	$(0.18)	$(0.27)	$(0.45)
Year Ended August 31, 2005	10.03	0.28		0.12	0.40	(0.30)	(0.30)	(0.60)
Year Ended August 31, 2004	10.01	0.24		0.33	0.57	(0.25)	(0.30)	(0.55)
March 31, 2003(d) to August 31, 2003	10.22	0.14		(0.21)	(0.07)	(0.14)	—	(0.14)

Global Strategic Income Fund
Six months ended February 28, 2006 (Unaudited)	9.33	0.20	(f)	(0.06)	0.14	(0.23)	—	(0.23)
February 18, 2005(d) to August 31, 2005	9.26	0.19		0.07	0.26	(0.19)	—	(0.19)

Real Return Fund
Six months ended February 28, 2006(e) (Unaudited)	10.00	0.11	(f)	(0.25)	(0.14)	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Commencement of operations was September 1, 2005.

(f)	Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.38	0.04%	$1,200	1.39%	3.98%	1.49%	355%
9.83	4.13	425	1.42	2.96	1.82	559
10.03	5.84	211	1.50	2.45	2.36	571
10.01	(0.69)	200	1.50	3.02	1.78	679

9.24	1.52	2,531	1.65	4.28	3.46	107
9.33	2.88	2,631	1.65	3.91	2.42	461

9.67	(1.35)	15	1.40	2.38	2.01	99

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class M

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital
Global Strategic Income Fund
Six months ended February 28, 2006 (Unaudited)	$9.33	$0.21	(f)	$(0.05)	$0.16	$(0.24)	$—	$—
February 18, 2005(d) to August 31, 2005	9.26	0.20		0.07	0.27	(0.20)	—	—

Short Term Bond Fund II
Six months ended February 28, 2006 (Unaudited)	10.02	0.20		(0.16)	0.04	(0.18)	—	—
Year Ended August 31, 2005	10.21	0.28		(0.20)	0.08	(0.27)	—	—
Year Ended August 31, 2004	10.23	0.18	(f)	(0.02)	0.16	(0.18)	—	—	(g)
Year Ended August 31, 2003	10.33	0.21	(f)	(0.04)	0.17	(0.22)	(0.05)	—	(g)
November 1, 2001 to August 31, 2002(e)	10.37	0.23		0.06	0.29	(0.22)	(0.11)	—
Year Ended October 31, 2001	9.89	0.35	(f)	0.58	0.93	(0.45)	—	—
Year Ended October 31, 2000	9.94	0.54		(0.05)	0.49	(0.54)	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from October 31 to August 31.

(f)	Calculated based on average shares outstanding.

(g)	Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

			Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$(0.24)	$9.25	1.71%	$4,189	1.45%	4.47%	3.25%	107%
(0.20)	9.33	3.00	5,057	1.45	4.09	2.20	461

(0.18)	9.88	0.42	248,698	1.00	4.24	1.02	256
(0.27)	10.02	0.83	371,756	1.00	2.67	1.03	201
(0.18)	10.21	1.58	643,278	1.00	1.75	1.04	253
(0.27)	10.23	1.64	1,168,000	1.00	2.07	1.04	319
(0.33)	10.33	2.92	1,127,000	1.00	2.41	1.03	192
(0.45)	10.37	9.63	689,000	1.00	3.45	1.11	315
(0.54)	9.89	5.04	13,000	0.99	5.51	1.73	139

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions
Bond Fund
Six months ended February 28, 2006 (Unaudited)	$9.76	$0.21		$(0.18)	$0.03	$(0.21)	$(0.27)	$—	$(0.48)
Year Ended August 31, 2005	9.97	0.36		0.13	0.49	(0.40)	(0.30)	—	(0.70)
Year Ended August 31, 2004	9.94	0.33		0.33	0.66	(0.33)	(0.30)	—	(0.63)
Year Ended August 31, 2003	10.04	0.40		(0.01)	0.39	(0.41)	(0.08)	—	(0.49)
November 1, 2001 to August 31, 2002(d)	10.08	0.32		0.02	0.34	(0.32)	(0.06)	—	(0.38)
Year Ended October 31, 2001(e)	9.43	0.52	(h)	0.70	1.22	(0.57)	—	—	(0.57)
Year Ended October 31, 2000	9.41	0.58		0.02	0.60	(0.58)	—	—	(0.58)

Emerging Markets Debt Fund
Six months ended February 28, 2006 (Unaudited)	9.29	0.21		0.61	0.82	(0.25)	(1.35)	—	(1.60)
Year Ended August 31, 2005	9.58	0.61		1.08	1.69	(0.67)	(1.31)	—	(1.98)
Year Ended August 31, 2004	9.02	0.67		0.60	1.27	(0.71)	—	—	(0.71)
Year Ended August 31, 2003	7.53	0.68		1.53	2.21	(0.72)	—	—	(0.72)
August 1, 2002 to August 31, 2002(f)	7.05	0.05		0.49	0.54	(0.06)	—	—	(0.06)
Year Ended July 31, 2002	7.82	0.77		(0.77)	—	(0.77)	—	—	(0.77)
Year Ended July 31, 2001	8.77	0.88		(0.87)	0.01	(0.96)	—	—	(0.96)

Global Strategic Income Fund
Six months ended February 28, 2006 (Unaudited)	9.33	0.23	(h)	(0.05)	0.18	(0.26)	—	—	(0.26)
Year Ended August 31, 2005	9.08	0.46		0.19	0.65	(0.40)	—	—	(0.40)
Year Ended August 31, 2004	8.92	0.49	(h)	0.16	0.65	(0.49)	—	—	(0.49)
Year Ended August 31, 2003	8.65	0.45	(h)	0.27	0.72	(0.45)	—	—	(0.45)
November 1, 2001 to August 31, 2002(d)	8.95	0.45		(0.31)	0.14	(0.42)	—	(0.02)	(0.44)
Year Ended October 31, 2001(e)	9.42	0.67	(h)	(0.38)	0.29	(0.76)	—	—	(0.76)
Year Ended October 31, 2000	9.47	0.87		(0.26)	0.61	(0.66)	—	—	(0.66)

Real Return Fund
Six months ended February 28, 2006(g) (Unaudited)	10.00	0.15	(h)	(0.24)	(0.09)	(0.22)	—	—	(0.22)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to August 31.

(e)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.

(f)	The Fund changed its fiscal year end from July 31 to August 31.

(g)	Commencement of operations was September 1, 2005.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense for custody overdraft of 1 basis point.

(k)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

(l)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Emerging Markets Debt Portfolio, in which the Fund invested all of its investable assets.

(m)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$9.31	0.37%	$1,039,803	0.65%		4.73%	0.75%	355%
—	9.76	5.12	202,659	0.66		3.72	0.74	559
—	9.97	6.88	188,775	0.66		3.33	0.78	571
—	9.94	3.82	308,000	0.66		3.97	0.76	679
—	10.04	3.57	312,000	0.66		3.95	0.74	572
—	10.08	13.32	315,000	0.69		5.77	0.70	423	(k)
—	9.43	6.61	240,000	0.69		6.19	0.69	531	(k)

—(i)	8.51	9.78	92,750	1.26	(j)	5.41	1.61	103
—(i)	9.29	19.87	34,448	1.25		6.56	1.72	337
—	9.58	14.56	36,145	1.26	(j)	7.01	1.65	166
—	9.02	30.49	60,000	1.25		8.11	1.52	157
—	7.53	7.69	41,000	1.25		9.86	1.30	12
—	7.05	(0.67)	35,000	1.25		9.59	1.54	110	(l)
—	7.82	(0.17)	35,000	1.25		11.20	1.92	141	(l)

—	9.25	2.00	1,981	0.90		5.02	2.70	107
—	9.33	7.30	1,892	0.95		4.30	1.86	461
—	9.08	7.48	2,364	1.01	(j)	5.44	1.95	152
—	8.92	8.48	3,000	1.00		5.10	1.48	248
—	8.65	1.61	5,000	1.00		6.08	1.48	178
—	8.95	5.46	5,000	1.00		7.32	2.63	107	(m)
—	9.42	6.57	7,000	1.00		7.05	2.50	266	(m)

—	9.69	(0.91)	57,715	0.65		3.13	1.27	99

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital
Short Term Bond Fund
Six months ended February 28, 2006 (Unaudited)	$9.64	$0.21		$(0.13)	$0.08	$(0.19)	$—	$—
Year Ended August 31, 2005	9.84	0.32		(0.17)	0.15	(0.35)	—	—
Year Ended August 31, 2004	9.86	0.22		(0.02)	0.20	(0.22)	—	—
Year Ended August 31, 2003	10.04	0.26		(0.03)	0.23	(0.27)	(0.14)	—
November 1, 2001 to August 31, 2002(d)	10.03	0.28		0.04	0.32	(0.27)	(0.04)	—
Year Ended October 31, 2001(e)	9.61	0.51	(f)	0.46	0.97	(0.55)	—	—
Year Ended October 31, 2000	9.70	0.58		(0.09)	0.49	(0.58)	—	—

Short Term Bond Fund II
Six months ended February 28, 2006 (Unaudited)	10.03	0.24		(0.17)	0.07	(0.21)	—	—
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	—	—
Year Ended August 31, 2004	10.25	0.23	(f)	(0.03)	0.20	(0.23)	—	—	(g)
Year Ended August 31, 2003	10.35	0.27	(f)	(0.05)	0.22	(0.27)	(0.05)	—	(g)
November 1, 2001 to August 31, 2002(d)	10.40	0.26		0.07	0.33	(0.27)	(0.11)	—
Year Ended October 31, 2001	9.90	0.42	(f)	0.57	0.99	(0.49)	—	—
Year Ended October 31, 2000	9.95	0.59		(0.05)	0.54	(0.59)	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to August 31.

(e)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Percentages prior to September 10, 2001 reflect the portfolio turnover The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

			Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$(0.19)	$9.53	0.86%	$188,160	0.55%	4.58%	0.67%	333%
(0.35)	9.64	1.52	159,035	0.56	3.48	0.68	194
(0.22)	9.84	1.99	94,681	0.58	2.22	0.73	261
(0.41)	9.86	2.28	122,000	0.56	2.59	0.71	386
(0.31)	10.04	3.21	122,000	0.57	3.22	0.72	215
(0.55)	10.03	10.39	67,000	0.60	5.22	0.82	160	(h)
(0.58)	9.61	5.19	38,000	0.60	6.00	0.82	271	(h)

(0.21)	9.89	0.67	411,828	0.50	4.79	0.68	256
(0.33)	10.03	1.35	432,056	0.50	3.21	0.68	201
(0.23)	10.22	2.01	492,178	0.50	2.26	0.70	253
(0.32)	10.25	2.15	342,000	0.50	2.58	0.70	319
(0.38)	10.35	3.30	144,000	0.50	2.91	0.70	192
(0.49)	10.40	10.29	144,000	0.50	4.15	0.77	315
(0.59)	9.90	5.56	21,000	0.45	5.99	1.02	139

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital
Bond Fund
Six months ended February 28, 2006 (Unaudited)	$9.75	$0.24		$(0.20)	$0.04	$(0.22)	$(0.27)	$—
Year Ended August 31, 2005	9.96	0.38		0.13	0.51	(0.42)	(0.30)	—
Year Ended August 31, 2004	9.94	0.35		0.32	0.67	(0.35)	(0.30)	—
Year Ended August 31, 2003	10.04	0.42		(0.02)	0.40	(0.42)	(0.08)	—
November 1, 2001 to August 31, 2002(d)	10.08	0.34		0.02	0.36	(0.34)	(0.06)	—
Year Ended October 31, 2001	9.43	0.58	(g)	0.65	1.23	(0.58)	—	—
Year Ended October 31, 2000	9.41	0.60		0.02	0.62	(0.60)	— (h)	—

Enhanced Income Fund
Six months ended February 28, 2006 (Unaudited)	9.82	0.24		(0.05)	0.19	(0.24)	—	—
Year Ended August 31, 2005	9.84	0.28		(0.02)	0.26	(0.28)	—	—
Year Ended August 31, 2004	9.86	0.14		(0.02)	0.12	(0.14)	—	—
Year Ended August 31, 2003	9.98	0.23		(0.12)	0.11	(0.23)	—	—
November 30, 2001(e) to August 31, 2002	10.00	0.18		(0.02)	0.16	(0.18)	—	—

Global Strategic Income Fund
Six months ended February 28, 2006 (Unaudited)	9.33	0.24	(g)	(0.05)	0.19	(0.27)	—	—
Year Ended August 31, 2005	9.08	(0.12)		0.80	0.68	(0.43)	—	—
Year Ended August 31, 2004	8.92	0.51	(g)	0.17	0.68	(0.52)	—	—
Year Ended August 31, 2003	8.65	0.48	(g)	0.27	0.75	(0.48)	—	—
November 1, 2001 to August 31, 2002(d)	8.95	0.47		(0.30)	0.17	(0.45)	—	(0.02)
Year Ended October 31, 2001	9.29	0.69	(g)	(0.16)	0.53	(0.87)	—	—
Year Ended October 31, 2000	9.35	0.88		(0.25)	0.63	(0.69)	—	—

Real Return Fund
Six months ended February 28, 2006 (f) (Unaudited)	10.00	0.16	(g)	(0.25)	(0.09)	(0.22)	—	—

Short Term Bond Fund
Six months ended February 28, 2006 (Unaudited)	9.64	0.23		(0.14)	0.09	(0.20)	—	—
Year Ended August 31, 2005	9.85	0.36		(0.19)	0.17	(0.38)	—	—
Year Ended August 31, 2004	9.86	0.25		(0.02)	0.23	(0.24)	—	—
Year Ended August 31, 2003	10.05	0.28		(0.04)	0.24	(0.29)	(0.14)	—
November 1, 2001 to August 31, 2002(d)	10.03	0.29		0.06	0.35	(0.29)	(0.04)	—
Year Ended October 31, 2001	9.58	0.54	(g)	0.46	1.00	(0.55)	—	—
Year Ended October 31, 2000	9.67	0.60		(0.08)	0.52	(0.61)	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to August 31.

(e)	Commencement of operations of class of shares.

(f)	Commencement of operations was September 1, 2005.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense for custody overdraft of 1 basis point.

(j)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

(k)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

(l)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

			Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$(0.49)	$9.30	0.43%	$236,583	0.49%		4.97%	0.60%	355%
(0.72)	9.75	5.33	259,697	0.49		3.85	0.59	559
(0.65)	9.96	6.96	318,100	0.49		3.51	0.62	571
(0.50)	9.94	3.99	478,000	0.49		4.10	0.60	679
(0.40)	10.04	3.71	747,000	0.49		4.14	0.58	572
(0.58)	10.08	13.46	1,016,000	0.49		5.98	0.51	423	(j)
(0.60)	9.43	6.83	907,000	0.49		6.37	0.49	531	(j)

(0.24)	9.77	1.93	136,004	0.20		4.78	0.57	188
(0.28)	9.82	2.69	163,344	0.20		2.66	0.56	128
(0.14)	9.84	1.28	293,752	0.20		1.47	0.56	156
(0.23)	9.86	1.14	354,000	0.20		2.33	0.56	328
(0.18)	9.98	1.58	300,000	0.20		2.40	0.68	120

(0.27)	9.25	2.09	2,705	0.65		5.27	2.57	107
(0.43)	9.33	7.63	2,042	0.65		4.45	1.36	461
(0.52)	9.08	7.85	40,000	0.66	(i)	5.63	1.22	152
(0.48)	8.92	8.86	108,000	0.65		5.42	0.97	248
(0.47)	8.65	1.92	135,000	0.65		6.44	0.98	178
(0.87)	8.95	5.86	143,000	0.65		7.50	0.80	107	(k)
(0.69)	9.29	6.93	163,000	0.65		7.36	0.80	266	(k)

(0.22)	9.69	(0.87)	15	0.50		3.28	1.12	99

(0.20)	9.53	0.98	404,710	0.30		4.77	0.52	333
(0.38)	9.64	1.75	471,460	0.30		3.60	0.53	194
(0.24)	9.85	2.38	641,869	0.30		2.49	0.55	261
(0.43)	9.86	2.44	806,000	0.30		2.85	0.55	386
(0.33)	10.05	3.55	618,000	0.30		3.53	0.54	215
(0.55)	10.03	10.70	697,000	0.30		5.52	0.48	160	(l)
(0.61)	9.58	5.49	415,000	0.30		6.30	0.47	271	(l)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital
Bond Fund
Six months ended February 28, 2006 (Unaudited)	$9.76	$0.24		$(0.21)	$0.03	$(0.22)	$(0.27)	$—
Year Ended August 31, 2005	9.97	0.32		0.20	0.52	(0.43)	(0.30)	—
Year Ended August 31, 2004	9.95	0.36		0.32	0.68	(0.36)	(0.30)	—
Year Ended August 31, 2003	10.05	0.43		(0.02)	0.41	(0.43)	(0.08)	—
November 1, 2001 to August 31, 2002(d)	10.09	0.34		0.02	0.36	(0.34)	(0.06)	—
Year Ended October 31, 2001(e)	9.47	0.54	(f)	0.72	1.26	(0.62)	(0.02)	—
Year Ended October 31, 2000	9.46	0.64		(0.02)	0.62	(0.61)	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year from October 31 to August 31.

(e)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.

(f)	Calculated based upon average shares outstanding.

(g)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

			Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$(0.49)	$9.30	0.39%	$141,306	0.40%	5.06%	0.50%	355%
(0.73)	9.76	5.45	126,272	0.40	3.90	0.51	559
(0.66)	9.97	7.05	380,794	0.40	3.59	0.56	571
(0.51)	9.95	4.08	444,000	0.40	4.19	0.55	679
(0.40)	10.05	3.80	609,000	0.40	4.20	0.53	572
(0.64)	10.09	13.63	598,000	0.37	6.08	0.47	423	(g)
(0.61)	9.47	6.92	466,000	0.35	6.49	0.42	531	(g)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   109

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. MFG and JPM I (the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are the seven separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Classes Offered
Bond Fund	Class A, Class B, Class C, Select Class, Institutional Class and Ultra
Emerging Markets Debt Fund	Select Class
Enhanced Income Fund	Institutional Class
Global Strategic Income Fund	Class A, Class B, Class C, Class M, Select Class and Institutional Class
Real Return Fund	Class A, Class C, Select Class and Institutional Class
Short Term Bond Fund	Class A, Select Class and Institutional Class
Short Term Bond Fund II	Class A, Class M and Select Class

The Funds, excluding Short Term Bond Fund II, are separate series of JPM I. Short Term Bond Fund II is a separate series of MFG.

The Real Return Fund commenced operations on September 1, 2005 as a separate series of JPM I.

Prior to February 19, 2005, Bond Fund, Global Strategic Income Fund and Short Term Bond Fund were a separate series of J.P. Morgan Institutional Funds. Enhanced Income Fund was a separate series of J.P. Morgan Series Trust. Emerging Markets Debt Fund was a separate series of J.P. Morgan Funds. Effective after the close of business on February 18, 2005, the Funds, other than Short Term Bond Fund II and Real Return Fund, were each reorganized and redomiciled as a separate series of JPM I.

Class A and Class M Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

110   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

C. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are approximately the market value and percentage of net assets of restricted and illiquid securities as of February 28, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
Bond Fund	$30,572	2.14%
Enhanced Income Fund	14,971	10.35
Global Strategic Income Fund	1,881	8.42
Short Term Bond Fund	37,434	6.27
Short Term Bond Fund II	47,990	6.88

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of February 28, 2006, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. Some of the Funds may also enter into forward foreign currency exchange contracts to generate gains to the Fund. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, or the delivery of the currency exchange is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of February 28, 2006, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G. Written Options — When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Funds’ Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   111

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Funds write options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of February 28, 2006, the Funds had written options contracts outstanding as listed on their Schedules of Portfolio Investments.

Transactions in options written during the six months ended February 28, 2006, were as follows (amounts in thousands, except notional value/number of contracts):

	Bond Fund		Enhanced Income Fund
	Notional value/ Number of contracts	Premiums Received	Notional value/ Number of contracts	Premiums Received
Options outstanding at August 31, 2005	656,652,428	$8,532	18,200,000	$48
Options written	2,001,806,605	28,347	95,140,135	326
Options expired or terminated in closing purchase transactions	(1,928,938,879)	(20,404)	(113,340,029)	(362)
Options exercised	—	—	—	—
Options outstanding at February 28, 2006	729,520,154	$16,475	106	$12

	Real Return Fund		Short Term Bond Fund
	Notional value/ Number of contracts	Premiums Received	Notional value/ Number of contracts	Premiums Received
Options outstanding at August 31, 2005	—	$—	141,600,000	$378
Options written	6,117,453	88	899,148,235	5,279
Options expired or terminated in closing purchase transactions	(6,117,409)	(83)	(866,570,552)	(2,608)
Options exercised	—	—	—	—
Options outstanding at February 28, 2006	44	$5	174,177,683	$3,049

	Short Term Bond Fund II
	Notional value/ Number of contracts	Premiums Received
Options outstanding at August 31, 2005	201,000,000	$536
Options written	1,150,900,540	6,555
Options expired or terminated in closing purchase transactions	(1,143,470,703)	(3,408)
Options exercised	—	—
Options outstanding at February 28, 2006	208,429,837	$3,683

H. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

The Funds may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party receives a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Funds may enter into credit default contracts in which they or their counterparties act as guarantors. The Funds assume the market and credit risk of the underlying instrument including liquidity and loss of value.

Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

112   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

As of February 28, 2006, the Funds had outstanding swap agreements as listed on their Schedules of Portfolio Investments.

I. Short Sales — The Funds may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Funds is held by one broker. Interest expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. As of February 28, 2006, the Bond Fund had short sales outstanding as listed on its Schedule of Portfolio Investments.

J. Commitments — The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

K. Dollar Rolls — The Funds may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had TBA Dollar Rolls outstanding as of February 28, 2006, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

M. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trusts are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

N. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

O. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

P. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

Q. Equalization — Global Strategic Income Fund and Short Term Bond Fund II use the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   113

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

R. Redemption Fees — Generally, shares of the Emerging Markets Debt Fund and the Global Strategic Income Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Bond Fund	0.30%
Emerging Markets Debt Fund	0.70
Enhanced Income Fund	0.25
Global Strategic Income Fund	0.45
Real Return Fund	0.35
Short Term Bond Fund	0.25
Short Term Bond Fund II	0.25

The Advisor waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the six month period ended February 28, 2006 are as follows (amounts in thousands):

Period Ended 2/28/2006
Bond Fund	$26
Emerging Markets Debt Fund	2
Enhanced Income Fund	5
Global Strategic Income Fund	3
Real Return Fund	2
Short Term Bond Fund	45
Short Term Bond Fund II	24

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. (“JPMCB”) served as the Funds’ Administrator subject to the same fee agreement.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, began serving as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. (“JPMFD”), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds’ exclusive underwriter. JPMFD received no compensation in its capacity as the Funds’ underwriter.

114   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, B, C and M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M
Bond Fund	0.25%	0.75%	0.75%	n/a
Global Strategic Income Fund	0.25	0.75	0.75	0.50%
Real Return Fund	0.25	n/a	0.75	n/a
Short Term Bond Fund	0.25	n/a	n/a	n/a
Short Term Bond Fund II	0.25	n/a	n/a	0.35

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended February 28, 2006, the Distributor received the following amounts.

	Front-End Sales Charge	CDSC
Bond Fund	$82	$3
Emerging Markets Debt Fund	—	—
Enhanced Income Fund	—	—
Global Strategic Income Fund	18	7
Real Return Fund	12	—
Short Term Bond Fund	5	—	(a)
Short Term Bond Fund II	1	—

The Distributor waived Distribution Fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Select Class	Institutional Class	Ultra
Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.10%	0.00%
Emerging Markets Debt Fund	n/a	n/a	n/a	n/a	0.25	n/a	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	0.10	n/a
Global Strategic Income Fund	0.25	0.25	0.25	0.30%	0.25	0.10	n/a
Real Return Fund	0.25	n/a	0.25	n/a	0.25	0.10	n/a
Short Term Bond Fund	0.25	n/a	n/a	n/a	0.25	0.10	n/a
Short Term Bond Fund II	0.25	n/a	n/a	0.25	0.25	n/a	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds’ Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   115

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plans) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Select Class	Institutional Class	Ultra
Bond Fund	0.75%	1.50%	1.50%	n/a	0.69%	0.49%	0.40%
Emerging Markets Debt Fund	n/a	n/a	n/a	n/a	1.25	n/a	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	0.25	n/a
Global Strategic Income Fund	1.15	1.65	1.65	1.45%	0.90	0.65	n/a
Real Return Fund	0.90	n/a	1.40	n/a	0.65	0.50	n/a
Short Term Bond Fund	0.75	n/a	n/a	n/a	0.60	0.30	n/a
Short Term Bond Fund II	0.75	n/a	n/a	1.00	0.50	n/a	n/a

The contractual expense limitation agreements were in effect for the six months ended February 28, 2006. The expense limitation percentages in the table above are in place until at least December 31, 2006.

For the six months ended February 28, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Bond Fund	$211	$57	$18	$286	$—
Emerging Markets Debt Fund	20	3	56	79	—
Enhanced Income Fund	125	35	75	235	—
Global Strategic Income Fund	49	11	1	61	135
Real Return Fund	92	27	26	145	15
Short Term Bond Fund	52	241	221	514	—
Short Term Bond Fund II	—	81	344	425	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Bond Fund	$24	$40	—	$64
Enhanced Income Fund	—	38	—	38
Short Term Bond Fund	—	40	—	40

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. As of February 28, 2006, such officers received no compensation from the Funds for serving in their respective roles.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended February 28, 2006, Short Term Bond Fund incurred approximately $6 (in thousands) in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

116   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

4. Investment Transactions

During the six months ended February 28, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Bond Fund	$3,051,699	$2,752,245	$1,606,990	$1,200,979
Emerging Markets Debt Fund	79,356	40,412	18,393	6,122
Enhanced Income Fund	188,974	201,084	139,890	154,835
Global Strategic Income Fund	5,297	8,099	17,018	14,616
Real Return Fund	10,077	2,898	95,638	43,995
Short Term Bond Fund	1,124,086	935,629	1,521,189	1,599,429
Short Term Bond Fund II	1,366,248	1,261,320	1,125,586	1,259,097

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bond Fund	$2,071,411	$11,247	$(25,094)	$(13,847)
Emerging Markets Debt Fund	89,643	4,150	(68)	4,082
Enhanced Income Fund	144,928	459	(282)	177
Global Strategic Income Fund	26,485	674	(1,317)	(643)
Real Return Fund	60,052	102	(559)	(457)
Short Term Bond Fund	699,643	1,746	(11,892)	(10,146)
Short Term Bond Fund II	791,940	2,211	(14,020)	(11,809)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Funds do not have any outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of February 28, 2006. The average borrowings for the six months ended February 28, 2006, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Emerging Markets Debt Fund	$1,561	3	$1
Enhanced Income Fund	751	13	1
Short Term Bond Fund II	1,269	5	1

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   117

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (Unaudited) (continued)

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

8. Business Combinations

On August 19, 2004, the Board of Trustees of the Trusts approved management’s proposal to merge JPMorgan Strategic Income Fund (the “Target Fund”) into JPMorgan Global Strategic Income Fund (the “Acquiring Fund”).

After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
JPMorgan Strategic Income Fund				$828
Class A	322	$3,011	$9.34
Class B	784	7,328	9.35
Class C	313	2,925	9.35
Class M	698	6,507	9.32

Acquiring Fund
JPMorgan Global Strategic Income Fund				360
Class A	89	827	9.26
Institutional	2,506	23,220	9.27
Select	270	2,502	9.26

Post Reorganization
JPMorgan Global Strategic Income Fund				1,188
Class A	414	3,838	9.26
Class B	792	7,328	9.26
Class C	316	2,925	9.26
Class M	702	6,507	9.26
Institutional	2,506	23,220	9.27
Select	270	2,502	9.26

118   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

9. Transfers-In-Kind

After the close of business on February 3, 2006, several common trust funds managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the Bond Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the Bond Fund and the Bond Fund received portfolio securities with market values as listed below, including net unrealized appreciation of $12,860 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the Bond Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the Bond Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank Fixed Income Fund	$164,784	17,738
JPMorgan Chase Bank Intermediate Fixed Income Fund	361,940	38,960
JPMorgan Chase Bank Intermediate Term Bond Trust	186,712	20,098
JPMorgan Chase Bank Fixed Income Trust	30,829	3,318
	$744,265	80,114

10. Subsequent Event

The Board of Trustees of JPM I has approved changes to the name, investment objective and strategies of the Global Strategic Income Fund to be effective on or around May 19, 2006. At that time, Global Strategic Income Fund’s name will be changed to Strategic Income Fund and it will have a wide latitude to allocate its investments among strategies and sectors that include domestic and international fixed income securities as well as a broad array of derivatives and relative value strategies. In addition, the Global Strategic Income Fund will have the ability to utilize investments and strategies that are not contemplated or widely utilized under the current prospectus including short selling. The Global Strategic Income Fund will also have the ability to invest a much greater percentage of its assets in a single type of investment or strategy than currently permitted. For example, the Global Strategic Income Fund will be permitted to invest substantially all of its assets in high yield securities (also known as junk bonds) and up to 50% of its assets in foreign securities and emerging market debt securities.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   119

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-480-4111 or on the Funds’ website www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, Eduneering, Inc. (internet business education supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000– present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration, State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

120   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director, Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   121

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

122   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2005, and continued to hold your shares at the end of the reporting period, February 28, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2005	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
JPMorgan Bond Fund
Class A
Actual	$1,000.00	$1,003.00	$3.68	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class B
Actual	1,000.00	1,000.00	6.94	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	1,000.40	6.89	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Select Class
Actual	1,000.00	1,003.70	3.23	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Institutional Class
Actual	1,000.00	1,004.30	2.44	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Ultra
Actual	1,000.00	1,003.90	1.99	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   123

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2005	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
Emerging Market Debt Fund
Select Class
Actual	$1,000.00	$1,097.80	$6.53	1.26%
Hypothetical	1,000.00	1,018.56	6.29	1.26
Enhanced Income Fund
Institutional Class
Actual	1,000.00	1,019.30	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Global Strategic Income Fund
Class A
Actual	1,000.00	1,017.80	5.75	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class B
Actual	1,000.00	1,016.20	8.25	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class C
Actual	1,000.00	1,015.20	8.24	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class M
Actual	1,000.00	1,017.10	7.25	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Select Class
Actual	1,000.00	1,020.00	4.51	0.90
Hypothetical	1,000.00	1,020.32	4.51	0.90
Institutional Class
Actual	1,000.00	1,020.90	3.26	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Real Return Fund
Class A
Actual	1,000.00	988.40	4.41	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class C
Actual	1,000.00	986.50	6.86	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	990.90	3.19	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Institutional Class
Actual	1,000.00	991.30	2.46	0.50
Hypothetical	1,000.00	1,022.27	2.51	0.50

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

124   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2005	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
Short Term Bond Fund
Class A
Actual	$1,000.00	$1,007.70	$3.73	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Select Class
Actual	1,000.00	1,008.60	2.74	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Institutional Class
Actual	1,000.00	1,009.80	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Short Term Bond Fund II
Class A
Actual	1,000.00	1,005.50	3.73	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class M
Actual	1,000.00	1,004.20	4.97	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	1,006.70	2.49	0.50
Hypothetical	1,000.00	1,022.31	2.51	0.50

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   125

BOARD APPROVAL OF INVESTMENT
ADVISORY AGREEMENT

The creation of the JPMorgan Real Return Fund was considered at the May 2005 board meeting. At the meeting, which was held in person, the Board of Trustees approved the investment advisory agreement for the Fund. In connection with such approval, the portfolio manager provided information concerning the proposed investment strategies to be used by the Fund and the Adviser’s experience in managing the investments involved for other advisory clients. The Trustees also received and evaluated written materials from the Adviser, including expense information compiled from data provided by Lipper. Prior to voting, the Trustees reviewed the proposed approval of the advisory agreement with representatives of the Adviser and with counsels to the Trust. The Trustees also discussed the proposed approval in an executive session with independent counsel at which no representatives of the Adviser were present.

The Board evaluated multiple factors in determining whether to approve the investment advisory agreement. In reaching their decision, the Board of Trustees did not identify any single factor as being of paramount importance. Based on their evaluation of the information reviewed and after due consideration, the Board of Trustees concluded that the advisory agreement for the Fund was fair and reasonable and that approval of the agreement would be in the best interest of the Fund and its shareholders. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

The Board of Trustees considered the nature and quality of services to be provided by the Adviser to the Fund including portfolio management resources and the experience of the Adviser in connection with the investment strategies used by the Fund. With regard to the nature and quality of the investment advisory services involved, the Board concluded that the services would be of high quality with respect to the Fund given strong staffing resources, infrastructure, and investment processes.

The Board also considered the Adviser’s performance with respect to similar investments. The Board noted that, although the Adviser did not have a track record with respect to managing investment companies using the same strategies to be employed by the Fund, the Adviser had extensive experience with respect to the securities to be used in the Fund.

The Board of Trustees compared the terms of the Fund’s advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. In conducting its review, the Board analyzed the materials based on projections and the proposed expense limitation with respect to the Fund. Although the Adviser utilizes the types of investment strategies in separately managed accounts, it does not manage such accounts using the same combination of strategies as the Fund. Consequently, the Adviser did not present information concerning fees charged to separately managed accounts as there was not a universe of accounts which was relevant for comparison purposes.

The Board of Trustees also considered the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees considered the benefits that accrue to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for the Fund, and receive fees from the Fund for acting in such capacities.

Finally, the Board considered economies of scale in reviewing the agreement. The Board concluded that the overall contractual environment for the Fund would reflect economies of scale, since breakpoints were included in the administration agreement. It was also noted that the growth of assets in the complex would tend to lower the per-share cost of various fixed expenses and, therefore, would result in certain economies of scale. The Board concluded that, given these and other facts, including the anticipated size of the new fund, investment advisory fee breakpoints were not necessary or appropriate at this time.

126   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

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THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. February 2006.	SAN-INC-206

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

     (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

     (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b))

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ ________________________________
George C.W. Gatch President and Principal Executive Officer May 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ________________________________
George C.W. Gatch President and Principal Executive Officer May 3, 2006

By:	/s/ ________________________________
Stephanie J. Dorsey Treasurer and Principal Financial Officer May 3, 2006